As filed electronically with the Securities and Exchange Commission on March 20, 2018

Registration No. 333-______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ___	[ ] Post-Effective Amendment No. ___
FIRST TRUST HIGH INCOME LONG/SHORT FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Common shares of beneficial interest, par value $0.01

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	5,579,220 shares	$17.35(2)	$96,799,467.00	$12,051.53
(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per common share on March 14, 2018.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Strategic High Income Fund II

A Message from the Chairman of the Board of Trustees

[                        ], 2018

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Strategic High Income Fund II (“FHY”). Enclosed is a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a proposal at a special meeting of shareholders of FHY (the “Meeting”).

At the Meeting, which will be held at the offices of First Trust Advisors L.P., 120 East East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on June [_], 2018, at [_] p.m., shareholders will be asked to consider and vote upon a proposed transaction involving a merger transaction (the “Merger”) whereby FHY will be combined with First Trust High Income Long/Short Fund (“FSD”), another closed-end fund, pursuant to which shareholders of FHY would become shareholders of FSD.

Through the Merger, FHY will merge with and into a wholly-owned subsidiary of FSD, with shares of FHY being converted into newly issued shares of FSD with an equal aggregate net asset value, on a tax-free basis for federal income tax purposes, and FHY shareholders will become shareholders of FSD. In lieu of receiving a fractional share of FSD, FHY shareholders will receive an amount in cash equal to the net asset value of such fractional share. Please note that a FHY shareholder may incur certain tax liabilities if the shareholder receives cash in lieu of the fractional share.

The Board of Trustees of FHY and FSD has unanimously approved the Agreement and Plan of Merger (the “Plan”) and the transactions it contemplates and recommends that FHY shareholders vote “FOR” approval of the Plan and the Merger it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and
•	a Proxy Statement/Prospectus, which provides detailed information on FSD, the specific proposal being considered at the Meeting and why the proposal is being made, including the similarities and differences between the investment policies and risks of FHY and FSD.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting via the Internet. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote via the Internet. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FHY that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust High Income Fund II

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Merger Or how to vote your shares, call AST Fund Solutions LLC at (800) 331-5963 Weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice to Shareholders of

First Trust Strategic High Income Fund II

Questions & Answers

[                    ], 2018

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote on the following proposal to be considered at a special meeting of shareholders (the “Meeting”) of First Trust Strategic High Income Fund II (“FHY”):
•	the approval of an Agreement and Plan of Merger (the “Plan”) between FHY and First Trust High Income Long/Short Fund (“FSD” and FHY are each a “Fund” and, together, the “Funds”), and the merger transaction contemplated therein whereby FHY will be combined with FSD (the “Merger”).

The Board of Trustees of FHY has determined that the proposal is in the best interests of the Fund. The Board of Trustees unanimously recommends that you vote FOR the proposal.

Q.	How will the Merger be effected?
A.	Assuming FHY shareholders approve the Merger, FHY will merge with and into a wholly-owned subsidiary of FSD, with the subsidiary continuing as the surviving company in the Merger, and shares of FHY will be converted into shares of FSD. Following the Merger, FHY’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will be terminated.

Upon the closing of the Merger, FHY shareholders will receive newly issued shares of FSD and cash in lieu of any fractional shares. The aggregate net asset value of FSD shares received by FHY shareholders (including, for this purpose, fractional FSD shares to which FHY shareholders would be entitled) will be equal to the aggregate net asset value of the FHY shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately prior to the date of the closing of the Merger (the “Valuation Time”), which will also reflect the applicable costs of the Merger.

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Q.	Why is the Merger being recommended?
A.

As explained in greater detail below, the investment objectives and strategies of FHY and FSD are similar. FSD has, and the combined fund after the Merger is expected to maintain, a lower total annual expense ratio on net assets than FHY as a result of spreading the expenses of the combined fund over a larger asset base and eliminating duplicative costs. FHY’s shareholders will also have the opportunity to continue their investment in a similar high-yield debt strategy as shareholders of FSD. FSD is a much larger fund than FHY which may lead to certain advantages in the secondary market. For example, larger funds are more likely to receive coverage by research analysts. FHY shareholders may realize other benefits from being shareholders of a larger fund, including that there may be an improved secondary market as a result of the greater share volume possibly leading to narrower bid-ask spreads and smaller trade-to-trade price movements. Furthermore, over the last two years, FSD’s shares have tended to trade at a discount to net asset value less than or equal to the trading discount on FHY’s shares.

The Board of Trustees and management of FSD believe a larger fund and an increase in the number of FSD shares outstanding as a result of the Merger may help FSD’s trading profile.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Merger?
A.	Yes. Regardless of whether the Merger is completed, the direct costs associated with the proposed Merger, including the costs associated with the Meeting, will be borne directly by FHY. In addition, the indirect expenses of the Merger, primarily relating to the costs of deleveraging FHY prior to the Merger, will be borne by FHY. FSD shareholders may bear some expenses associated with repositioning or releveraging of the portfolio post-Merger. Under certain limited circumstances, First Trust Advisors L.P. (“First Trust Advisors”) may reimburse the combined fund for a portion of the direct and/or indirect expenses of the Merger borne by the Funds.
Q.	How will the Merger affect distribution rates?
A.	In considering the proposed Merger, and based on the most recently declared monthly distribution of FSD, each Fund’s Board of Trustees took into account information indicating that, under current market conditions, the proposed Merger is not expected to adversely impact distributions to shareholders of either Fund. Because the direct costs of the proposed Merger will be borne by FHY, and indirectly by FHY’s shareholders, such shareholders will realize the benefits of such fee and expense savings only after the recoupment of such Merger-related expenses.
Q.	Do the Funds have similar investment objectives, strategies and risks?
A.	While the investment objectives and strategies of FHY and FSD are similar in many respects, there are some important distinctions. However, as a result of such similarities, the Funds are subject to many of the same investment risks.
ii

The primary investment objective of FHY is to seek a high level of current income. As a secondary objective, FHY seeks capital growth. The primary investment objective of FSD is to provide current income. FSD has a secondary investment objective of capital appreciation.

FHY seeks its investment objectives by investing in a diversified portfolio of below-investment grade, (i.e. high-yield) and investment grade debt securities and equity securities that its sub-adviser believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, FHY invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. FHY utilizes traditional financial leverage through the use of a bank credit facility, which borrowings thereunder may be in an amount up to 33 1/3% of its managed assets.

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. FSD’s investments in below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, FSD maintains both long and short positions in securities under normal market conditions. FSD takes long positions in securities that its sub-adviser believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform FSD's benchmark, the ICE BofAML US High Yield Constrained Index (the “Index”). FSD takes short positions in securities that its sub-adviser believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of FSD's managed assets. FSD's short positions, either directly or through derivatives, may total up to 30% of FSD’s managed assets.

The principal similarities between the investment strategies of FHY and FSD are as follows: (i) each Fund invests in below-investment grade fixed-income securities; and (ii) each Fund may invest in U.S. and foreign issuers.

FHY and FSD manage leverage differently. FHY employs leverage through a traditional bank credit facility while FSD primarily employs leverage through the sale of borrowed securities (“short sales”) and uses the proceeds of those short sales to purchase long positions in securities. As a result of such differences, each Fund is subject to the additional risks associated with such additional investments and strategies.

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Q.       Are the Funds managed by the same portfolio management team?

A.	First Trust Advisors serves as the investment adviser to both FHY and FSD. However, FHY is sub-advised by Brookfield Investment Management, Inc., which manages FHY’s portfolio, and FSD is sub-advised by MacKay Shields LLC, which manages FSD’s portfolio. Accordingly, different individuals serve as portfolio managers to the Funds. FSD’s current sub-adviser and portfolio managers will continue to manage FSD’s investment portfolio after the Merger.

Q.       Will the Merger constitute a taxable event for FHY shareholders?

A.	No. The Merger is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless FHY’s counsel provides a tax opinion to that effect. For federal income tax purposes, no gain or loss is expected to be recognized by FHY or its shareholders as a direct result of the Merger other than with respect to the cash paid for fractional shares as explained below. Through the Merger, FHY shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FSD with an equal aggregate net asset value, and FHY shareholders will become shareholders of FSD. FHY shareholders may receive cash in lieu of receiving a fractional share of FSD in an amount equal to the net asset value of such fractional share. FHY shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares. If a shareholder chooses to sell FHY shares prior to the Merger, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of FHY whether or not the proposed Merger occurs.

In addition, FHY expects to dispose of some assets in order to use the proceeds of such dispositions to repay all outstanding borrowings in advance of the Merger and reposition its portfolio prior to the Merger. FHY intends to pay a dividend of any undistributed net investment income immediately prior to the closing of the Merger. The amount of the dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FHY’s holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Merger. Any dividend distributed to FHY shareholders will be taxed as capital gain dividends and/or ordinary dividends.

Q.	Will the value of my investment change as a result of the approval of the proposed Merger?
A.	The aggregate net asset value of FSD shares received by a FHY shareholder in the Merger will be the same as the aggregate net asset value, rather than the market value, of the shareholder’s FHY shares as of the Valuation Time taking into account any cash received in lieu of a fractional share of FSD (as discussed above). The direct costs of the Merger will be borne by FHY. In addition, it is anticipated that FHY will sell certain assets and repay outstanding borrowing prior to the Merger. The cost of such repositioning activities will be borne by FHY shareholders.
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It is likely that the number of shares a FHY shareholder owns will change as a result of the Merger because shares of FHY will be exchanged at the net asset value per share of FSD, which will likely be different than the net asset value per share of FHY at the Valuation Time. Accordingly, in lieu of receiving a fractional share of FSD, a FHY shareholder will receive an amount in cash equal to the net asset value of such fractional share.

Q.       What vote is required to approve the proposed Merger?

A.	The approval of the proposed Merger requires the affirmative vote of (i) 67% or more of the FHY shares present at the Meeting, if the holders of more than 50% of the outstanding shares of FHY are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of FHY, whichever is less.
Q.	How does the Board of Trustees recommend that shareholders vote on the proposal?
A.	After careful consideration, the Board of Trustees has determined that the Merger is in the best interests of FHY and recommends that shareholders vote FOR the proposal.

Q.       What will happen if the required shareholder approval is not obtained?

A.	In the event that shareholders of FHY do not approve the Merger, each Fund will continue to exist and operate on a stand alone basis.

Q.       When would the proposed Merger be effective?

A.	If approved, the Merger is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Merger, shareholders of FHY will receive notice indicating that the Merger was completed.

Q.       How can I vote?

A.	You can vote in any one of three ways:
•	by mail, by sending the enclosed proxy card, signed and dated;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?
A.	Please call AST Fund Solutions LLC, the Fund’s proxy solicitor, at (800) 331-5963.
v

First Trust Strategic High Income Fund II

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on [                   ], 2018

[                           ], 2018

To the Shareholders of First Trust Strategic High Income Fund II:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Strategic High Income Fund II (“FHY”), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on June [_], 2018, at [_] p.m. Central time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Merger by and among FHY, First Trust High Income Long/Short Fund (“FSD”), and Liberty Street Merger Sub II, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of FSD (the “Merger Sub”), and the transactions it contemplates, including the merger of FHY with and into the Merger Sub, with shares of FHY being converted into shares of FSD, and the subsequent liquidation of the Merger Sub (collectively, the “Merger”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of FHY at the close of business on March 15, 2018 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of FHY,

W. Scott Jardine

Secretary

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING YOUR FUND’S PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL AST FUND SOLUTIONS LLC AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and help you to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
i

IMPORTANT INFORMATION FOR SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II

This document contains a Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail or vote via the Internet. Your prompt return of the enclosed proxy card (or vote via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you (800) 331-5963.

ii

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 20, 2018

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT/PROSPECTUS

[                           ], 2018

This Proxy Statement/Prospectus is being furnished to shareholders of First Trust Strategic High Income Fund II (“FHY”), a Massachusetts business trust that is a closed-end fund, in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of FHY (the “Board of Trustees”) to be held at the offices of FHY, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on June [_], 2018, at [_] p.m. Central time, as may be adjourned or postponed, to consider the proposal listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in First Trust High Income Long/Short Fund, a Massachusetts business trut that is a closed-end fund, (“FSD”). FHY and FSD are each a “Fund” and, together, the “Funds.” Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of FHY will be asked to approve the proposal, as described below:

To approve an Agreement and Plan of Merger by and among FHY, FSD, and Liberty Street Merger Sub II, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of FSD (the “Merger Sub”), the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), and the transactions it contemplates, including the merger of FHY with and into the Merger Sub, with shares of FHY being converted into shares of FSD, and the subsequent liquidation of the Merger Sub, as described herein and provided for in the Plan (collectively, the “Merger”).

iii

The Board of Trustees has unanimously approved the proposal as being in the best interests of FHY, and unanimously recommends that you vote FOR the proposal. FSD is expected to maintain a lower total annual expense ratio than FHY and there are expected to be fee and expense savings for shareholders of FHY, following recoupment of reorganization-related expenses born by FHY, through economies of scale. The Board of Trustees also believes an increase in the number of FSD shares outstanding as a result of the Merger may help FSD’s trading profile in addition to other potential benefits to FSD shareholders. FSD is a significantly larger fund than FHY which may lead to certain advantages in the secondary market. For example, larger funds are more likely to receive coverage by research analysts. Larger funds often trade at a lower discount to net asset value (“NAV”) than smaller funds and there may be an improved secondary market as a result of the greater share volume possibly leading to narrower bid-ask spreads and smaller trade-to-trade price movements.

The proposed Merger seeks to combine the Funds, which have similar investment objectives, strategies and risks, but also have important distinctions. The Plan provides for the merger of FHY with and into the Merger Sub, with shares of FHY being converted into newly issued shares of FSD (with cash being distributed in lieu of any fractional shares of FSD). As a result, all of the assets of FHY will be transferred to the Merger Sub and the Merger Sub will assume all of the liabilities of FHY. As soon as practicable following the completion of the Merger, the Merger Sub will be liquidated and distribute its assets to FSD and FSD will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The aggregate NAV of FSD shares received by the shareholders of FHY in the Merger will equal the aggregate NAV (and not the market value) of the FHY shares held by such shareholders (including, for this purpose, fractional FSD shares to which FHY shareholders would be entitled), each as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately prior to the closing of the merger of FHY with and into the Merger Sub (the “Valuation Time”), which will also reflect the applicable costs of the Merger. Through the Merger, shares of FHY would be exchanged on a tax-free basis for federal income tax purposes for shares of FSD. In the event that shareholders of FHY do not approve the Merger, each Fund will continue to exist and operate on a stand-alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The common shares of FSD and FHY are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of FSD will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

Additional information about FHY and FSD has been filed with the SEC. This information, including the documents incorporated by reference into this Proxy Statement/Prospectus as noted below, is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention:[_____]. In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i) the Statement of Additional Information relating to the proposed Merger, dated March [ ], 2018 (the “Merger SAI”);

-ii-

(ii) the audited financial statements and related independent registered public accounting firm’s report for FSD and the financial highlights for FSD contained in FSD’s Annual Report to Shareholders for the fiscal year ended October 31, 2017 (SEC File No. 811-22442); and

(iii) the audited financial statements and related independent registered public accounting firm’s report for FHY and the financial highlights for FHY contained in FHY’s Annual Report to Shareholders for the fiscal year ended October 31, 2017 (SEC File No. 811-21842).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the shares of FSD of which this Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet website at http://www.sec.gov. Reports, proxy materials and other information concerning FHY and FSD may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of FSD in connection with the issuance of the FSD common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	4
B. Risk Factors	19
C. Information About the Merger	40
D. Additional Information About the Investment Policies	49
Proposal—Merger of FHY Into FSD (Shareholders of FHY)	67
ADDITIONAL INFORMATION ABOUT FHY AND FSD	68
GENERAL INFORMATION	75
OTHER MATTERS TO COME BEFORE THE MEETING	80
EXHIBIT A FORM OF AGREEMENT AND PLAN OF MERGER	1

INTRODUCTION

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of FHY on or about [ ], 2018. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at (800) 331-5963.

Shareholders of record of FHY as of the close of business on March 15, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the applicable proposal. Shareholders who execute proxies or provide voting instructions by Internet may revoke them at any time before a vote is taken on the proposal by filing with FHY a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for FHY, at an estimated cost to FHY of approximately $______, plus expenses. As the date of the Meeting approaches, certain shareholders of FHY may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions via the Internet.

Under the By-Laws of FHY, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of FHY entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. For FHY, in the event that a quorum is present but sufficient votes in favor of the Merger proposal have not been received, the chair of the Meeting may adjourn the Meeting or, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in that case, any adjournment must be approved by the vote of holders of a majority of the shares of FHY present and entitled to vote with respect to the matter to be adjourned. Unless a proxy is otherwise limited in this regard, any shares of the Fund present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of FHY in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable proposal. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of FHY is required to approve the Proposal relating to the Plan as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of FHY present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of FHY. For purposes of determining the approval of the Plan and the Merger it contemplates by FHY shareholders, abstentions and broker non-votes will have the effect of a vote against such proposal.

Proxy solicitations will be made, beginning on or about [ ], 2018, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FHY; (ii) AST Fund Solutions LLC, FHY’s proxy solicitor that will provide proxy solicitation services in connection with the proposal set forth herein; (iii) First Trust Advisors L.P. (“First Trust Advisors” or, the “Advisor”), the investment adviser of the Funds; (iv) The Bank of New York Mellon (“BNY Mellon”), the administrator and accounting agent of FHY; (v) BNY Mellon Investment Servicing (US) Inc. (“BNYM”), the transfer agent of FHY; or (vi) any affiliates of those entities.

The direct expenses associated with the preparation of the proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by FHY as it will receive a large majority of the benefit of the Merger. FHY will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of FHY shares. The total amount of these normal expenses is expected to be approximately $373,135.

The indirect expenses of the Merger, primarily relating to the costs of deleveraging FHY prior to the Merger, will be borne by FHY. FHY and ultimately its shareholders will bear substantially all of the direct and indirect costs and expenses incurred by FHY and FSD in connection with the Merger. FSD shareholders may bear some expenses associated with repositioning or releveraging of the portfolio post-Merger. Under certain circumstances, First Trust Advisors may reimburse the combined fund for a portion of the direct and/or indirect expenses of the Merger borne by the Funds.

As of the Record Date, 6,970,226 shares of FHY were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FHY that the shareholder owns.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Merger and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Merger

The Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), has unanimously approved the proposed Merger, including the Plan. If the shareholders of FHY approve the Plan (as set forth under the Proposal), FHY will merge with and into the Merger Sub, with shares of FHY being converted into shares of FSD, and, as soon as practicable thereafter, the Merger Sub will dissolve under state law and be liquidated into FSD. In connection with the Merger, FSD will issue shares of FSD pro rata to FHY shareholders. FHY will then terminate its registration under the 1940 Act. The aggregate NAV of FSD shares received by a FHY shareholder in the Merger will equal the aggregate NAV (and not the market value) of the FHY shares held by such shareholder as of the Valuation Time, which will also reflect the applicable costs of the Merger (although FHY shareholders may receive cash for their fractional shares). Through the Merger, shares of FHY would be exchanged on a tax-free basis for federal income tax purposes for shares of FSD.

Background and Reasons for the Proposed Merger

FHY’s Board of Trustees and management have noted that FHY and FSD have similar high-yield debt strategies and have similar primary and secondary objectives. Additionally, with only approximately $100 million in net assets, FHY is a relatively small closed-end fund. Smaller funds often trade at wider discounts than other larger funds. FHY’s small size also makes it more vulnerable to activist investors that can manipulate a fund to meet short-term investment goals. Smaller funds often have a higher total expense ratio than larger funds as their expenses, some of which are fixed, are spread over a smaller asset base. FHY’s Board of Trustees and FHY’s management have discussed alleviating the disadvantages associated with the FHY’s small size by merging with a larger fund. Such a merger could also benefit a larger fund by decreasing its expense ratio and increasing its trading profile. Additionally, shares of FHY have historically traded at market prices that are below their NAV. FHY’s Board of Trustees and FHY’s management have regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. For example, FHY conducted a self-tender offer in September 2017 to allow shareholders to sell a portion of their shares for close to NAV and FHY uses traditional financial leverage in an effort to increase cash flow to support a higher distribution. In addition, management of FHY has been seeking to develop other viable approaches to address the discount while maintaining FHY’s investment strategy and discussed potential options with the Board on multiple occasions during 2017.

Board Considerations Relating to the Proposed Merger

Based on information provided by First Trust Advisors, the Board of Trustees of FHY considered the following factors, among others, in determining to recommend that shareholders of FHY approve the Plan and the Merger it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board noted that FHY and FSD have similar primary investment objectives that focus on the provision of current income and similar secondary investment objectives that focus on capital appreciation. The Board noted that both Funds primarily invest in below investment grade securities, including high yield bonds, loans and asset-backed securities.
•	Closed-End Fund Structure. The Board noted that both FHY and FSD are structured as closed-end investment companies and considered the advantages of such structure, including the ability of closed-end funds to use leverage to achieve higher distribution rates than other non-levered investment companies and the ability to hold less liquid and potentially higher yielding assets.
•	Portfolio Management. The Board considered the presentation from MacKay Shields LLC (“MacKay”), the investment sub-adviser for FSD, updating the Board on the capabilities of the firm, discussing the current high yield market and reviewing how MacKay would transition the FHY portfolio into the FSD portfolio if the Merger were approved.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for FHY and FSD, including comparisons between the current effective advisory fee rates and expense ratios for FHY and FSD and the estimated pro forma effective advisory fee rate and expense ratio of the combined fund. The Board noted that the Merger is expected to result in cost savings to FHY shareholders and that, as a result of the larger asset size of FSD after the Merger, FSD may experience a slight reduction in its expense ratio after the Merger.
•	Fund Performance and Distribution Rates. The Board noted that FSD has better longer-term performance than FHY and that FSD’s current distribution rate is slightly higher than FHY’s current distribution rate.
•	Anticipated Tax-Free Reorganization. The Board noted the Advisor’s statement that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FHY and FSD will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).
•	Potential Improved Trading and Liquidity and Narrower Discounts. The Board considered the larger asset size and trading volume of FSD as compared to FHY and that FHY shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads. The Board also noted the Advisor’s statement that historical data indicates that larger funds tend to trade at narrower discounts than smaller funds and that FSD’s common shares had recently traded at a narrower discount to net asset value than FHY’s common shares.

•	Expenses of the Merger. The Board noted that the direct costs of the Merger, including costs associated with proxy solicitation, would be borne by FHY, as its shareholders are expected to be the primary beneficiaries of the Merger. The Board also noted the indirect costs to be borne by the Funds as a result of portfolio repositioning in connection with the Merger. The Board considered the Advisor’s estimate that shareholders of FHY and FSD would recoup the direct and indirect Merger costs within 12 months of the completion of the Merger. In addition, the Board noted the Advisor’s commitment to cover all Merger-related costs, including trading costs, to the extent such costs have not been recouped by shareholders of FHY and FSD through Merger-related cost savings within 12 months of the completion of the Merger.
•	Terms and Conditions of the Merger. The Board considered the terms and conditions of the Merger and whether the Merger would result in the dilution of the interests of existing shareholders of FHY and FSD in light of the basis on which shares of FSD would be issued to shareholders of FHY.

Please see “Information About the Merger—Background and Trustees’ Considerations Relating to the Proposed Merger” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Merger.

The Board of Trustees of each Fund has concluded that the Merger is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger. In the event that shareholders of FHY do not approve the Merger, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Merger

For federal income tax purposes, no gain or loss is expected to be recognized by FHY, FSD or their shareholders as a direct result of the Merger other than with respect to the cash paid for fractional shares as explained below. Capital gains, if any, realized prior to the Merger will be distributed to FHY’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FHY’s shareholders. Through the Merger, FHY shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FSD with an equal aggregate NAV, and FHY shareholders will become shareholders of FSD. In lieu of receiving a fractional share of FSD, FHY shareholders will receive an amount in cash equal to the NAV of such fractional share. Please note that FHY shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares.

Comparison of the Funds

General. FHY is a diversified, closed-end fund organized as a Massachusetts business trust on January 17, 2006. FSD is a diversified, closed-end fund organized as a Massachusetts business trust on June 21, 2010.

Investment Objectives, Policies and Strategies. The investment objectives and strategies of FHY and FSD are similar, but have some important distinctions, each as discussed and summarized below. The principal similarities between the investment strategies of FHY and FSD are as follows: (i) each Fund invests primarily in below-investment grade (i.e. high-yield) fixed-income securities; and (ii) each Fund may invest in U.S. and foreign issuers. FSD and FHY differ in how they manage leverage. FHY employs leverage through borrowings under a traditional bank credit facility which it uses to purchase additional securities. FSD primarily employs leverage through the sale of borrowed securities (“short sales”) (typically U.S. treasury bonds) and uses the proceeds of those short sales to purchase long positions in securities. As a result of these differences in how the Funds employ leverage, each Fund is subject to additional risks associated with how it manages leverage. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objectives are a fundamental policy of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

Each Fund’s complete portfolio holdings as of the end of the first and third fiscal quarters are filed on Form N-Q with the SEC.

FHY	FSD
Investment Objectives
The primary investment objective of FHY is to seek a high level of current income. FHY has a secondary objective of capital growth.	The primary investment objective of FSD is to provide current income. FSD’s secondary investment objective is to provide capital appreciation.
Principal Investment Strategies and Policies

FHY pursues its investment objectives by investing in a diversified portfolio of below-investment grade (i.e. high-yield) and investment grade debt securities and equity securities that its sub-adviser believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, FHY invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring (“distressed securities”).

FHY may invest up to 100% of its managed assets in below-investment grade debt securities (commonly referred to as “high-yield” or “junk” bonds). Below-investment grade debt securities are rated below “Baa” by Moody's Investors Service, Inc. (“Moody's”), below “BBB” by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. (“S&P”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable quality by FHY’s sub-adviser. Except with respect to up to 15% of FHY's managed assets, the debt securities purchased by FHY will be rated, at the time of investment, at least “CCC” (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by FHY’s sub-adviser. Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. FHY's investments in debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

As part of its investment strategy, FSD maintains both long and short positions in securities under normal market conditions. FSD will take long positions in securities that its sub-adviser believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform FSD’s benchmark, the ICE BofAML US High Yield Constrained Index formerly BofA Merrill Lynch US High Yield Constrained Index (the “Index”).

FSD's long positions, either directly or through derivatives, may total up to 130% of FSD's managed assets. FSD will take short positions in securities, or invest in derivative instruments, that its sub-adviser believes in the aggregate will underperform the Index. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities or derivative instruments, that its sub-adviser believes in the aggregate will underperform the Index. FSD's short positions, either directly or through derivatives, may total up to 30% of FSD's managed assets. A “short sale” is a transaction in which FSD sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. FSD will ordinarily take short positions where it does not own or have the immediate right to acquire the security sold short. The proceeds received from FSD's short sales of securities is generally used to purchase all or a portion of FSD's additional long positions in securities. The long and short positions held by FSD may vary over time as market opportunities develop.

FHY	FSD

FSD's principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar-denominated corporate debt securities; derivatives (including credit default swaps); and sovereign debt. Under normal market conditions, the use of derivatives by FSD, other than for hedging purposes, will not exceed 30% of the FSD's managed assets. FSD's principal investment in derivative instruments will include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by FSD in credit default swaps, structured notes and special purpose vehicles will allow FSD to obtain economic exposure to certain credits without having a direct exposure to such credits. FSD may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, FSD may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, FSD may purchase “call” and “put” options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize FSD's exposure to interest rate movements.

FHY	FSD

FSD's investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the sub-adviser may at times hedge certain or all of FSD's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which FSD is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates and may be used for hedging or investment purposes.

In pursuing FSD's investment strategy, the investment team seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and their bond structure. FSD's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the investment team deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the investment team believes are not suitable for FSD's long positions in securities. The investment team then seeks to identify issuers in the high-yield market with qualities such as relatively high creditworthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions in securities. In examining these issuers for potential long investment in securities, the investment team considers a variety of factors including, among others, quality of management and business plan, industry environment, competitive dynamics and cash flow.

FHY	FSD

Under normal market conditions, FSD will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are rated below “BBB-” by S&P, or Fitch, below “Baa3” by Moody's Moody's or comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable credit quality at the time of purchase. In the event that a security rated-”B-/B3” or above receives different ratings from different NRSROs (such securities are commonly referred to as “split-rated securities”), FSD will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

FSD will generally limit the investment of its managed assets in securities rated below “B-” by S&P or Fitch, below “B3” by Moody's, comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

FHY	FSD
Additional Investment Strategies and Policies

FHY may also invest up to 25% of its managed assets in equity securities. Equity securities in which FHY may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of real estate investment trusts (“REITs”) and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends

FHY may invest up to 50% of its managed assets in foreign securities (equity or debt), including, but not limited to, securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets. FHY may invest up to 20% of its managed assets in foreign domiciled issuers; provided, however, that in calculating the percentage of managed assets invested in foreign domiciled issuers, FHY includes only 30% of the managed assets invested in obligations of foreign domiciled structured finance issuers, as FHY believes that a substantial portion of the assets of such issuers are located in or issued by entities in the U.S. In addition, FHY's managed assets in debt instruments of issuers located in countries considered to be emerging markets may not exceed 20%.

FSD may invest up to 5% of its managed assets in common stocks, including those of foreign issuers.

FSD may invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid (determined using the SEC standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which FSD has valued the securities). FSD may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by FSD’s sub-adviser to be illiquid are subject to the limitations set forth above.

FSD may also temporarily invest more assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities as a defensive tactic. To the extent FSD uses this strategy, its investment returns and distributions to its common shareholders may decrease.

FHY	FSD

FHY may invest up to 15% of its managed assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities are generally rated “Ca” or lower by Moody's or “CC” or lower by S&P, comparably rated by another NRSRO or are unrated but determined to be of comparable quality by FHY’s sub-adviser.

FHY may invest in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business, at approximately the amount at which FHY values the securities. FHY may also invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”). FHY’s sub-adviser's research and investment process may result in a significant portion of FHY's managed assets being invested in thinly traded securities. FHY may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

FHY may also invest in investment grade debt securities. In unusual market conditions, FHY may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent FHY uses this strategy, its investment returns and distributions to common shareholders may decrease.

FHY may also invest in other securities providing the potential for high income or a combination of high income and capital growth if its sub-adviser expects to achieve FHY's objectives with such investments.

FHY	FSD
Leverage
FHY is authorized to utilize leverage. FHY utilizes leverage through a credit facility and has, from time to time, utilized leverage through the use of reverse repurchase agreements. As of the fiscal year ended October 31, 2017, FHY had outstanding borrowings of approximately $39.35 million and as of January 31, 2018, FHY had outstanding borrowings of approximately $36.85 million.	FSD is authorized to utilize leverage. FSD primarily utilizes leverage by using proceeds from its short sales to purchase long positions in securities, which results in a form of financial leverage. FSD may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. As of the fiscal year ended October 31, 2017, FSD had $107.45 million of investments sold short and outstanding borrowings of approximately $28.25 million and as of January 31, 2018, FSD had $111.59 million of investments sold short and outstanding borrowings of approximately $19.85 million.

Trustees and Officers. The Trustees of FSD are the same as those of FHY. The following individuals comprise the Board of Trustees of both FSD and FHY: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed byFirst Trust Advisors as an investment adviser to the Funds. In addition, the officers of FSD are the same as those of FHY. See “Management of the Funds” in the Merger SAI for additional information on the trustees and officers of FSD.

Investment Advisers and Portfolio Managers. First Trust Advisors, 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust Advisors provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. Brookfield Investment Management Inc. (“Brookfield”) is the sub-adviser of FHY and is responsible for the day-to-day management of the portfolio of FHY. MacKay is the sub-adviser of FSD and is responsible for the day-to-day management of the portfolio of FSD and will continue to be after the Merger.

First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors. First Trust Advisors discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of January 31, 2018, First Trust Advisors served as advisor or sub-adviser to seven mutual funds, ten exchange-traded funds consisting of 129 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust Advisors, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of January 31, 2018, First Trust Advisors collectively managed or supervised approximately $124.8 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts.

Brookfield is located at 250 Vesey Street, 15th Floor, New York, New York 10281, with additional offices and investment teams in Chicago, Boston, London and Toronto. Brookfield is a global investment manager specializing in core fixed income, high yield as well as global real estate investment trusts and listed infrastructure securities. As of January 31, 2018, Brookfield had approximately $16.06 million in assets under management. Brookfield is an indirect, wholly-owned subsidiary of Brookfield Asset Management, Inc., a global asset manager focused on property, power and other infrastructure assets and with approximately $283 billion in assets under management as of December 31, 2017.

The portfolio management team for FHY consists of Mr. Dana E Erickson.

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the Brookfield's corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has over 25 years of investment experience. Prior to joining the Brookfield, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

MacKay, a registered investment advisor since 1969, is a Delaware limited liability company located at 1345 Avenue of the Americas, New York, NY 10105. As of January 31, 2018, MacKay had approximately $114.3 billion in assets under management.

There is no one individual responsible for portfolio management decisions for FSD. Investments are made under the direction of the MacKay Shields High Yield Active Core Investment Team, led by Dan Roberts. The senior members of the investment team have a combined average of approximately 26 years of investment experience and the investment team has been together for nearly 20 years.

Dan C. Roberts, PH.D., is a Senior Managing Director and Chief Strategist for the High Yield Active Core Team. Dan Roberts joined MacKay when the firm acquired the fixed-income division of Pareto Partners in October 2004. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto. Mr. Roberts assembled the U.S. fixed-income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed-income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Robert's fixed-income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners, effective February 2000. His regulatory and government experience included a two-year stint at the SEC, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from the University of Iowa and has been in the investment management industry since 1977.

Louis N. Cohen, CFA, is a Managing Director and Director of Research for the High Yield Active Core Team. Louis Cohen joined MacKay in October 2004 as Director of Research after MacKay acquired the fixed-income division of Pareto Partners. He joined Dan Roberts' fixed-income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. Mr. Cohen's extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981, he moved to specialize in fixed-income as a FI Credit Analyst at Kidder Peabody. He furthered his fixed-income credit experience as a fixed-income credit manager at several major Wall Street firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber, prior to his move into portfolio management at UBS. Mr. Cohen received his BA and MBA from New York University, and is a past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts and has experience in the fixed-income markets since 1978.

Michael J. Kimble, CFA, Managing Director and Co-Head of High Yield Portfolio Management for the High Yield Active Core Team. Michael Kimble joined MacKay in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay acquired the fixed-income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed-income credit analyst. In 1988, he moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble was recruited by Dan Roberts to join the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

Pursuant to the Investment Management Agreement between First Trust Advisors and FHY, First Trust Advisors currently receives an annual investment advisory fee equal to 0.90% of FHY’s managed assets. Brookfield receives a monthly sub-advisory fee calculated at an annual rate of 0.45% of FHY’s managed assets that is paid by First Trust Advisors out of its investment advisory fee. Because the fee FHY pays to the Advisor, and by the Advisor to Brookfield, is calculated on the basis of the FHY’s Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor’s and Brookfield’s fees will be higher (and the Advisor and Brookfield will be benefited to that extent) when FHY utilizes leverage.

Pursuant to the Investment Management Agreement between First Trust Advisors and FSD, First Trust Advisors is paid an annual management fee of 1.00% of FSD’s managed assets. MacKay receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of FSD’s managed assets that is paid by First Trust Advisors out of its investment advisory fee. Because the fee FSD pays to the Advisor, and by the Advisor to MacKay, is calculated on the basis of FSD’s managed assets, which does not include proceeds from short sales, the dollar amount of the Advisor’s and MacKay’s fees will not be higher when FSD utilizes leverage through the investment of short sale proceeds.

Capitalization

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which the Shares are Listed
FHY	Unlimited	6,970,226	$0.01	None	None	NYSE
FSD	Unlimited	29,947,157	$0.01	None	None	NYSE
(1) As of January 31, 2018.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of FHY and FSD and the estimated pro forma fees and expenses of FSD after giving effect to the Merger based as a percentage of the net assets of each of the Funds.  Actual expenses of the combined fund may be higher.  As shown below, the proposed Merger is expected to result in a lower total expense ratio for shareholders of FHY who become shareholders of FSD as a result of the Merger.

	FHY	FSD	Pro Forma Combined Fund
Annual Fund Operating Expenses (percentage of net assets)(1)
Management Fees	1.23%(2)	1.00%(3)	1.00%(3)
Dividend Reinvestment Plan Fees	None	None	None
Interest Expense Payments on Borrowed Funds(4)	0.99%	-	-
Interest Expenses Paid and Loan Fees on Securities Sold Short(4)	-	0.65%	0.65%
Other Expenses	0.34%	0.15%	0.14%
Total Annual Fund Operating Expenses	2.56%	1.80%	1.79%
________________
(1)	As closed-end funds, both FHY and FSD trade on the NYSE and do not charge a sales load or a redemption fee. When buying or selling shares of the Funds, investors will incur customary brokerage commissions and charges.
(2)	The management fee of FHY is based on the managed assets of FHY, which is the average daily gross asset value of the Fund (including assets attributable to the Fund’s preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by FHY). Because the fee paid to the Advisor (and by the Advisor to the sub-adviser) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and sub-adviser's fees will be higher (and the Advisor and sub-adviser will be benefited to that extent) when leverage is utilized.
(3)	The management fee of FSD is based on the managed assets of FSD, which is the average daily gross asset value of the Fund (including assets attributable to the Fund’s preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by FSD). For purposes of determining managed assets for FSD, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. Currently, FSD has no outstanding preferred shares. Additionally, assets acquired using the proceeds of short sales are not included in managed assets for purposes of determining FSD’s management fee.
(4)	Amounts based on the twelve month period ended January 31, 2018 (unaudited).

Example

The following example is intended to help you compare the costs of investing in the shares of FSD on a pro forma basis following the Merger with the costs of investing in FHY and FSD without the Merger based on the net assets of each of the Funds and FSD on a pro forma basis following the Merger. An investor would pay the following expenses on a $1,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that Total Annual Fund Operating Expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or investment results. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
FHY	$26	$80	$136	$290
FSD	$18	$57	$97	$212
FSD (pro forma)	$18	$56	$97	$211

Distributions and Dividend Reinvestment Policy

FHY’s present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute monthly all or a portion of its net investment income to shareholders (after the payment of interest and/or dividends in connection with leverage and other operating expenses). In addition, FHY intends to distribute any net long-term capital gains to shareholders as long-term capital gain dividends at least annually. FSD’s present distribution policy, which may be changed at any time by the Board of Trustees, is to make a level dividend distribution each month to shareholders after payment of any fees on short sales or interest on any outstanding borrowings or dividends on any outstanding preferred shares and other operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of FSD’s taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from FSD’s assets. In addition, FSD intends to distribute any net long-term capital gains, if any, to shareholders as long-term capital gain dividends at least annually.

The most recent monthly distribution on FHY shares of $0.08 per share was paid to FHY shareholders on March 15, 2018 and equates to $0.96 per share annually, equivalent to an annual yield of 7.86% based on the closing price of FHY shares on March 2, 2018, the record date for the most recent distribution, and an annual yield of 6.86% based on the NAV of FHY shares on March 2, 2018. The most recent monthly distribution on FSD shares of $0.105 per share was paid to FSD shareholders on March 15, 2018 and equates to $1.26 per share annually, equivalent to an annual yield of 8.03% based on the closing price of FSD shares on March 2, 2018, the record date for the most recent distribution, and an annual yield of 7.25% based on the NAV of FSD on March 2, 2018. If your FSD shares are registered directly with FSD or if you hold your shares with a brokerage firm that participates in FSD's dividend reinvestment plan, unless you elect, by written notice to FSD, to receive cash distributions, all dividends, including any capital gain dividends, on your shares will be automatically reinvested by BNYM, in additional shares under the dividend reinvestment plan.

Both FHY and FSD have established a dividend reinvestment plan. You are automatically enrolled in FHY’s or FSD’s dividend reinvestment plan if you become a shareholder of FHY or FSD, respectively. As a participant in the dividend reinvestment plans, the number of common shares you will receive will be determined as follows: (1) If the common shares are trading at or above NAV of the respective Fund at the time of valuation, the respective Fund will issue new shares at a price equal to the greater of (i) NAV per common share on that date or (ii) 95% of the market price on that date; (2) If common shares of the respective Fund are trading below NAV at the time of valuation, BNYM will receive the dividend or distribution in cash and will purchase common shares of the respective Fund in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the BNYM has completed its purchases. Therefore, the average purchase price per share paid by the BNYM may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the respective Fund. BNYM will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments. You may elect to opt-out of or withdraw from the dividend reinvestment plans at any time by giving written notice to the BNYM, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the BNYM and the respective Fund may agree upon. If you withdraw or the dividend reinvestment plan is terminated, you will receive a book entry statement for each whole share in your account under the dividend reinvestment plan and you will receive a cash payment for any fraction of a share in your account. If you wish, BNYM will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

Further Information Regarding the Merger

Each Fund’s Board of Trustees believes that the proposed Merger is in the best interests of its Fund. Accordingly, the Board of Trustees of FHY recommends that FHY shareholders vote FOR approval of the Plan and the Merger it contemplates.

The affirmative vote of a majority of the outstanding voting securities of FHY is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

If the Merger is approved by shareholders of FHY, FHY shareholders will receive confirmation of the approval after the Merger is completed, indicating the number of shares of FSD such FHY shareholders are receiving as a result of the Merger. Otherwise, FHY shareholders will be notified in the next shareholder report of FHY. If the Merger is completed, the number of shares owned by a FHY shareholder will change following the Merger, as the shareholder will own shares in a different entity. However, the total value of the FSD shares received by a FHY shareholder as a result of the Merger will equal the total value of the FHY shares held by such shareholder at the Valuation Time, which will also reflect applicable costs of the Merger. In lieu of receiving a fractional share of FSD, FHY shareholders will receive an amount in cash equal to the NAV of such fractional share.

B. Risk Factors

Aside from the differences noted below, as investment companies following similar strategies, many of the principal risks applicable to an investment in FHY are also applicable to an investment in FSD. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives.

Principal Risks of FSD

The following specific factors have been identified as the principal risks of investing in FSD. These risks should be considered by shareholders of FHY in their evaluation of the Merger. An investment in FSD may not be appropriate for all investors. FSD is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FSD. Shares of FSD at any point in time may be worth less than an investor’s original investment. As indicated, FHY may also be subject to certain of these risks.

Fixed-Income Securities Risk (also applicable to FHY)

The Fund invests a majority of its managed assets in fixed-income securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities, including high-yield securities, are also subject to certain risks, including:

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below- market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long- term securities.

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to common shareholders of the Fund. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repay or repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the FSD shares' market price or the overall return of the Fund.

Credit and Below-Investment Grade Securities Risk (also applicable to FHY)

Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. In the event that a security rated “B-/B3” or above receives different ratings from different NRSROs (such securities are commonly referred to as “split-rated securities”), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are securities rated below “BBB-” by S&P or Fitch, or below “Baa3” by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable credit quality at the time of purchase. Below-investment grade instruments are commonly referred to as high- yield securities or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's common shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor or sub-adviser's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below-investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Short Selling Risk

FSD will use short sales for investment and risk management purposes, including when its sub-adviser anticipates that the market price of securities may decline or in the aggregate may underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, FSD may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which FSD sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows FSD to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, FSD may have to cover its short position at a higher price than the short sale price, resulting in a loss. FSD will have substantial short positions and must borrow those securities to make delivery to the buyer. FSD may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, FSD may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to FSD.

FSD will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expense FSD pays in connection with the short sale.

Until FSD replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover FSD’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. FSD's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt or otherwise fails to comply with the terms of the contract. In such instances FSD may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. FSD may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, FSD must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit FSD’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. FSD’s sub-adviser's use of short sales in combination with long positions in FSD’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if FSD held only long positions. It is possible that FSD’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to FSD. In addition, FSD’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, FSD could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase FSD’s exposure to long positions and make any change in FSD's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for FSD to execute certain investment strategies.

Valuation Risk (also applicable to FHY)

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by FSD is less than the value of such fixed-income security carried on the Fund's books.

Credit Agency Risk (also applicable to FHY)

Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Non-U.S. Securities Risk (also applicable to FHY)

The Fund may invest a portion of its assets in securities of non-U.S. issuers (including issuers in emerging markets). Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non- U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Emerging Markets Risk (also applicable to FHY)

The Fund may invest a portion of its assets in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more developed countries. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; restrictions preventing foreign investors from withdrawing their money at will; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks.

Currency Risk (also applicable to FHY)

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Preferred Stock Risk (also applicable to FHY)

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed- income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Credit Linked Notes Risk (also applicable to FHY)

Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the credit risk of the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. Subject to the credit risk of the issuer, an investor in credit linked notes generally has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to the credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund is subject to the credit risk of the issuer and bears the risk that if the issuer of the credit linked notes defaults or becomes bankrupt, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Loan Participation and Assignment Risk

FSD may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, FSD generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and FSD may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, FSD may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, FSD may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.

Leverage Risk (also applicable to FHY)

In relation to FSD’s use of leverage, proceeds from the FSD's short sales of securities will generally be used to purchase all or a portion of the FSD's long positions in securities, which will result in a form of financial leverage. FSD may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. FSD's use of leverage, either through traditional leverage programs or FSD's short sales of securities, will not exceed 40% of FSD's managed assets. With respect to its short positions in securities and certain of its derivative positions, FSD intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. FSD may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that FSD does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that FSD may not enter into any such transactions if FSD's borrowings would thereby exceed 33 1/3% of its managed assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, FSD may perform as if it were leveraged.

In relation to FSD’s and FHY’s use of leverage, each Fund may issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of its managed assets at the time utilized. The Funds’ use of leverage could create the opportunity for a higher return for common shareholders of the Funds but would also result in special risks for common shareholders of the Funds and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders of the Funds including:

•	the likelihood of greater volatility of NAV and market price of the common shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Funds may pay will reduce the return to the shareholders of the Funds or will result in fluctuations in the dividends paid on the common shares;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Funds use leverage (not including the the proceeds from FSD’s short sales), the investment advisory fee payable to the Advisor (and by the Advisor to the sub-advisers) will be higher than if the Funds did not use leverage. As a result, the Advisor and sub-advisers have a financial incentive for the Fund to incur leverage; and
•	to the extent that the Funds uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Funds’ leverage amount. Such liquidation may result in capital losses and may reduce returns to common shareholders.

The funds borrowed pursuant to a leveraged borrowing program, or obtained through the issuance of preferred shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of the Funds and against the net assets of the Funds in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Funds under a leverage borrowing program are senior to the rights of common shareholders and the holders of preferred shares, with respect to the payment of dividends or upon liquidation. the Funds may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to the Funds’ common shares or preferred shares or purchase the Funds’ common shares or preferred shares, unless at the time thereof the Funds meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Funds may not be permitted to pay dividends on the Funds common shares unless all dividends on the preferred shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Funds) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Funds being subject to covenants relating to asset coverage and composition requirements. the Funds may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares or other leverage securities issued by the Funds. These guidelines may impose asset coverage or composition requirements that are more stringent than those imposed by the 1940 Act. The Funds’ sub-adviser does not believe that these covenants or guidelines will impede it from managing the Funds’ portfolio in accordance with the Funds’ investment objectives and policies. While the Funds may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Funds will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Funds were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Funds had not reduced leverage. The Funds may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

FSD may continue to use leverage if the benefits to FSD's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

The Funds have, from time to time, utilized leverage through the use of repurchase agreements. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Funds may decline below the price of the securities the Funds are obligated to repurchase, and that the securities may not be returned to the Funds.

Derivatives Risk (also applicable to FHY)

The Fund's use of derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, securities, equity, fixed-income, currency and interest rate indices and other financial instruments, purchasing and selling futures contracts and option thereon and currency transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments involves risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use the aforementioned derivative instruments depends on the sub-adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of these derivative instruments to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative investments will not otherwise be available to the Fund for investment purposes.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the sub-adviser's ability to correctly predict changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

To the extent the Fund invests in derivatives, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those derivatives. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing Borrowings for purposes of the requirement under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's Borrowings would thereby exceed 33-1/3% of its total assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

Credit Default Swaps Risk (also applicable to FHY)

The Fund may engage in credit default swap transactions. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under “Risk Factors—Principal Risks of FSD–Leverage Risk.” The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

U.S. Government Securities Risk

U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from high-yield corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Securities issued or guaranteed by U.S. federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), Small Business Administration and Federal Housing Administration, are backed by the “full faith and credit” of the U.S. federal government and guaranteed against default. Securities issued by government sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Association (Freddie Mac), the Federal Home Loan Mortgage Association (Fannie Mae) and the Federal Home Loan Banks, are solely the obligation of their issuer and generally do not carry any guarantee by the federal government. As such, securities issued by GSEs are subject to the credit and default risk of the issuer.

Non-U.S. Government Debt Securities Risk (also applicable to FHY)

The Fund intends to invest in government debt securities. The ability of a non-U.S. government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies from which a government debtor may be receiving or seeking assistance.

Distressed Securities Risk (also applicable to FHY)

The Fund will generally limit the investment of its managed assets in securities rated below “B-” by S&P or Fitch, below “B3” by Moody's, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Such investment limitation may include distressed securities. Distressed securities include securities issued by a company in a bankruptcy reorganization proceeding or rated below “CCC” by S&P or Fitch, below “Caa” by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the sub-adviser at the time of purchase. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as “split-rated securities”).

Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Common Stock Risk

FSD may hold common stocks. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by FSD. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which FSD has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which FSD may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect FSD’s NAV per share, which will fluctuate as the value of the securities held by FSD change.

REIT Risk (also applicable to FHY)

REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; extended vacancies; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, REITS are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk (also applicable to FHY)

To the extent the Fund invests significantly in asset-backed, mortgage- backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to losses in value resulting from increases in interest rates. In addition, mortgage- related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

Management Risk (also applicable to FHY)

The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key members of the investment team, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Investment and Market Risk (also applicable to FHY)

An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the high-yield corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the common shares. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Non-U.S. Securities Risk (also applicable to FHY)

FSD holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Inflation/Deflation Risk (also applicable to FHY)

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders of the Fund. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

New Types of Securities Risk

From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. FSD reserves the right to invest in these securities if the Advisor its sub-adviser believes that doing so would be in the best interest of FSD in a manner consistent with FSD's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, FSD may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Counterparty and Prime Brokerage Risk

Changes in the credit quality of the companies that serve as FSD's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, FSD may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. FSD may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount From Net Asset Value Risk (also applicable to FHY)

Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their common shares in a relatively short period of time following completion of this offering. The NAV of the common shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether or when the common shares will trade at, below or above NAV or at, below or above the initial public offering price.

Government Intervention in Financial Markets Risk (also applicable to FHY)

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

Issuers of corporate fixed-income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

Portfolio Turnover Risk (also applicable to FHY)

The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders of the Fund, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders of the Fund. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Market Disruption and Geopolitical Risk (also applicable to FHY)

The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's common shares. High-yield securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the common shares or the NAV of the Fund.

Illiquid/Restricted Securities Risk (also applicable to FHY)

The Fund may invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's and the sub-adviser's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Reverse Repurchase Agreements Risk (also applicable to FHY)

FSD's use of reverse repurchase agreements involves many of the same risks involved in FSD's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that FSD has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by FSD may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, FSD may be adversely affected. Also, in entering into reverse repurchase agreements, FSD would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, FSD's NAV will decline, and, in some cases, FSD may be worse off than if it had not used such instruments.

Repurchase Agreements Risk (also applicable to FHY)

Subject to its investment objectives and policies, FSD may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by FSD of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that FSD will sell the securities back to the institution at a fixed time in the future. FSD does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, FSD could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which FSD seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.

Certain Affiliations (also applicable to FHY)

Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors, MacKay or Brookfield. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions (also applicable to FHY)

The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the common shareholders of the Fund of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Temporary Defensive Strategies Risk

When the Advisor or sub-adviser anticipates unusual market or other conditions, FSD may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its managed assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, shareholders of the Fund of FSD may be adversely affected and FSD may not pursue or achieve its investment objectives.

Secondary Market for the Fund’s Common Shares (also applicable to FHY)

The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued, may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.

Potential Conflicts of Interest Risk (also applicable to FHY)

First Trust Advisors, the sub-adviser and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and the sub-adviser may manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, the sub-adviser and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, the sub-adviser and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or the sub-adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

For purposes of calculation of the management fee paid to the Advisor (and by the Advisor to the sub-adviser) the Fund's “managed assets” means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of Borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). Because the fee paid to the Advisor (and by the Advisor to the sub-adviser) will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the Advisor's and sub-adviser's fees will be higher (and the Advisor and sub-adviser will be benefited to that extent) when leverage is utilized.

There is no guarantee that the policies and procedures adopted by First Trust Advisors, the sub-adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or the sub-adviser may manage or advise from time to time.

Litigation Risk (also applicable to FHY)

The Fund could, from time to time, be named as a defendant in, or otherwise become involved in, litigation. Legal actions can be time-consuming and expensive, and can lead to unexpected delays or losses. The outcome of such proceedings, which may materially and adversely affect the value of the Fund, may be impossible to anticipate, and such proceedings may continue without resolution for long periods of time.

Principal Risks of FHY

The investment objectives and strategies of FHY and FSD are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FHY is subject to the following additional risks associated with such additional investments and strategies that are not associated with FSD:

Value Investing Risk

With respect to managed assets comprised of equity securities, FHY focuses its investments on securities that its sub-adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the security's current and projected credit profile, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a “value” investment mandate during periods in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Municipal Securities Risk

The amount of public information available about the municipal securities in FHY's portfolio may generally be less than that for corporate equity or debt securities. The secondary market for municipal securities, particularly below-investment grade debt securities in which FHY may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect FHY's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.

Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

Equity Securities Risk

FHY may invest up to 25% of its Managed Assets in equity securities, including preferred securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by FHY. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which FHY has exposure. Equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which FHY invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. Equity securities risk will affect FHY's NAV per share, which will fluctuate as the value of the securities held by FHY change.

Lending Portfolio Securities

To generate additional income, FHY may lend portfolio securities in an amount up to 33-1/3% of its managed assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. FHY intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Principal Risks Related to the Proposed Merger

The following are principal risks related to the proposed Merger:

Anticipated Benefits Risk

Although it is anticipated that the Merger will lead to a decrease in expenses for FHY and FSD shareholders, and may reduce of the discount for FHY shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Merger, will be realized.

Tax Risk

In addition to the foregoing risks of investing in FSD, tax risk is associated with the proposed Merger. FHY’s counsel is giving an opinion that the Merger will be a tax-free reorganization for federal income tax purposes. See “Information about the Merger–Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of FHY’s counsel. The opinion of FHY’s counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Merger, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The opinion also relies on certain representations by the parties to the Merger as to current facts and future behavior. If such representations are not in fact correct, the Merger could be viewed as a taxable sale of the assets of FHY to FSD resulting in gain recognition to FHY. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FHY would individually owe taxes on the gain recognized in the Merger, and potentially for their proportionate portion of the taxes of FHY.

C. Information About the Merger

General

The Board of Trustees of FHY has unanimously approved, and the shareholders of FHY are being asked to approve, the Plan by and among FHY, FSD, and Merger Sub, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A, and the transactions it contemplates, including the Merger of FHY with and into the Merger Sub in exchange for shares of FSD and the subsequent liquidation of the Merger Sub, on a tax-free basis for federal income tax purposes as provided for herein. FSD is expected to maintain a lower total annual expense ratio and there are expected to be fee savings for FHY and expense savings for shareholders of both Funds, following recoupment of reorganization-related expenses, through economies of scale. FHY’s shareholders will also have the opportunity to continue their investment in high-yield debt securities as shareholders of FSD. FSD is a much larger fund than FHY which may lead to certain advantages in the secondary market. For example, larger funds are more likely to receive coverage by research analysts. The Board of Trustees also believes an increase in the number of FSD shares outstanding as a result of the Merger may help FSD’s trading profile. The Board of Trustees of each Fund has determined that the proposed Merger is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Merger.

The affirmative vote of a majority of the outstanding voting securities of FHY is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Merger it contemplates.

The discussion of the Plan herein is qualified in its entirety by reference to the full text of the Plan.

Terms of the Merger

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Merger seeks to combine the Funds, which have similar investment objectives, strategies and risks, but also have important distinctions. The Plan provides for the merger of FHY with and into the Merger Sub, with shares of FHY being converted into newly issued shares of FSD (with cash being distributed in lieu of any fractional shares of FSD). As a result, all of the assets of FHY will be transferred to the Merger Sub and the Merger Sub will assume all of the liabilities of FHY, including without limitation FHY’s indemnification obligations to its trustees and officers. As soon as practicable following the completion of the Merger, the Merger Sub will liquidate and distribute its assets to FSD and FSD will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The aggregate NAV of FSD shares received by the shareholders of FHY in the Merger will equal the aggregate NAV (and not the market value) of the FHY shares held by such shareholders as of the Valuation Time (taking into account any cash received in lieu of a fractional share of FSD), which will also reflect the applicable costs of the Merger. Through the Merger, shares of FHY would be exchanged on a tax-free basis for federal income tax purposes for shares of FSD. Following the consummation of the Merger, the legal existence of FHY and its registration under the 1940 Act will be terminated. In the event that shareholders of FHY do not approve the Merger, each Fund will continue to exist and operate on a stand-alone basis.

No fractional FSD shares will be distributed to FHY shareholders and, in lieu of such fractional shares, FHY shareholders will receive cash. In the event FHY shareholders would be entitled to receive fractional FSD shares, FSD’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such FHY shareholders, and each such FHY shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional FSD shares, FSD’s transfer agent will act directly on behalf of the FHY shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to FHY shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

FHY will seek to terminate its agreements pursuant to which it utilizes leverage in its portfoilo prior to the Merger. To accomplish this, FHY will need to sell selected securities to pay off its oustanding borrowings. Additionally, if it is determined that the FHY and the FSD portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon FSD with respect to such investments, FHY, if requested by FSD, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Merger. Management of FHY estimates that such sales will result in an aggregate realized net loss of approximately $672,000 on these securities. FHY may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to FHY shareholders all of its net investment income and, if any, net realized capital gains, net of brokerage commissions, through the date of the Merger. On an aggregate basis, capital gains on the sale of securities, however, are not expected. Although capital gains are not expected, the sale of such investments may increase the taxable distribution to shareholders of FHY occurring prior to the Merger above that which they would have received absent the Merger. It is estimated that portfolio repositioning and deleveraging will result in transaction costs payable by FHY in advance of the Merger of approximately $250,000. Additionally, as of the fiscal year ended October 31, 2017, FHY had outstanding borrowings of approximately $39.35 million and, as of January 31, 2018, FHY had outstanding borrowings of approximately $36.85 million.

The direct expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated to FHY, as a large majority of the cost savings benefits of the Merger will accrue to the shareholders of FHY. Direct Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs. Management of the Funds estimates that the amount of direct expenses to be incurred by the Funds will be approximately $373,135. FHY and ultimately its shareholders will bear substantially all of the direct and indirect costs and expenses incurred in connection with the Merger. FSD shareholders may bear some expenses associated with repositioning or releveraging of the portfolio post-Merger. Under certain circumstances, First Trust Advisors may reimburse the combined fund for a portion of the direct and/or indirect expenses of the Merger borne by the Funds.

The Plan may be terminated and the Merger abandoned due to (i) mutual agreement of FSD, and FHY; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the Merger, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees that the consummation of the transactions contemplated in the Plan is not in the best interests of either Fund involved in the transactions contemplated by the Plan.

If the proposal as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Merger is expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Merger

On March 5, 2018, First Trust Advisors proposed and the Boards of Trustees of FHY and FSD approved the Merger. (The Boards of Trustees of FHY and FSD are comprised of the same five individuals and are referred to herein as the “Board.”) For the reasons discussed below, the Board determined that the proposed Merger would be in the best interests of FHY and FSD and that the interests of the existing shareholders of FHY and FSD would not be diluted as a result of the Merger.

The Board considered the Merger over the course of meetings held in December 2017, January 2018 and March 2018. At those meetings, First Trust Advisors discussed with the Board its reasons for proposing the Merger. First Trust Advisors noted that following the completion of a tender offer for 15% of FHY’s outstanding common shares in September 2017, FHY’s net assets had decreased to $100 million, making FHY a relatively smaller closed-end fund. The Advisor noted that smaller funds tend to trade at wider discounts to net asset value than the peer average and are more vulnerable to short term activist investors. In addition to the Merger, First Trust Advisors also discussed with the Board other potential options for FHY, including maintaining the status quo, converting FHY to an open-end fund or reorganizing FHY into an exchange-traded fund. Based on all the information reviewed, the Advisor expressed its view that merging FHY into FSD was the most attractive option, given the compatibility of the investment strategies of the two Funds, the larger size of FSD and the discount to net asset value at which FSD’s common shares have historically traded.

In advance of each of the meetings at which the Merger was discussed, the Advisor provided the Board with a variety of materials relating to the Merger, including the rationale for and expected benefits of the Merger and comparative information about the Funds. In connection with each of the meetings and prior to approving the Merger, the Trustees who are not “interested persons” of FHY or FSD (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reviewed the information provided with First Trust Advisors, reviewed with independent legal counsel applicable law and their duties in considering the Merger and met in private sessions without First Trust Advisors present. In addition, at the January 2018 meeting, the Board received an in-person presentation from representatives of MacKay. MacKay updated the Board on the capabilities of the firm, discussed the current high yield market and reviewed how it would transition the FHY portfolio into the FSD portfolio if the Merger were approved.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Merger and recommends that shareholders of FHY vote to approve the Merger. In determining to approve the Merger and to recommend that shareholders vote to approve the Merger, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board noted that FHY and FSD have similar primary investment objectives that focus on the provision of current income and similar secondary investment objectives that focus on capital appreciation. The Board noted that both Funds primarily invest in below investment grade securities, including high yield bonds, loans and asset-backed securities. The Board considered that a portion of FHY’s investment portfolio would be repositioned in connection with the Merger, resulting in transaction costs, which would be borne by the Funds, subject to the limitation discussed below, depending on whether the repositioning occurred prior to or after the completion of the Merger.
•	Closed-End Fund Structure. The Board noted that both FHY and FSD are structured as closed-end investment companies and considered the advantages of such structure versus converting FHY to an open-end fund or an exchange-traded fund, including the ability of closed-end funds to use leverage to achieve higher distribution rates than other non-levered investment companies and the ability to hold less liquid and potentially higher yielding assets. The Board noted that both FHY and FSD use leverage and that differences in the structure of each Fund’s leverage would require FHY to terminate its leverage facility in connection with the Merger, which would result in additional sales of portfolio securities and related expenses for FHY.
•	Portfolio Management. The Board noted that Brookfield serves as investment sub-adviser to FHY and MacKay serves as investment sub-adviser to FSD. The Board noted that MacKay would continue to serve as investment sub-adviser to FSD following the closing of the Merger and considered the in-person presentation provided by MacKay at the January 2018 meeting. The Board noted that MacKay has served as investment sub-adviser for FSD since the launch of the Fund in 2010.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for FHY and FSD, including comparisons between the current effective advisory fee rates and expense ratios for FHY and FSD and the estimated pro forma effective advisory fee rate and expense ratio of the combined fund. The Board noted that FSD’s stated advisory fee rate would not change as a result of the Merger. The Board considered that, although FSD’s stated advisory fee rate appears to be higher than FHY’s, because FHY’s management fee is applied to managed assets (i.e., including amounts attributable to leverage), FSD’s management fee rate and expense ratio, each as a percentage of net assets, are lower than those of FHY, which is expected to result in cost savings to FHY shareholders. In addition, as a result of the larger asset size of FSD after the Merger, the Advisor indicated that FSD may experience a slight reduction in its expense ratio after the Merger.
•	Fund Performance and Distribution Rates. The Board reviewed the performance of FHY and FSD, noting that although FHY’s NAV performance returns for the 1-year and 2-year periods ended January 31, 2018 were higher than the NAV performance returns of FSD for the same periods, FSD would have outperformed FHY over those periods if a one-time settlement payment that FHY received in May 2017, which had a significant positive contribution to FHY’s performance, was omitted. The Board also noted that, even taking into account the one-time settlement payment received by FHY, FSD’s NAV return outperformed FHY’s NAV return over the 5-year period ended January 31, 2018. The Board also received information comparing the Funds’ distribution rates and noted that FSD’s current distribution rate is slightly higher than FHY’s current distribution rate. The Board noted that FSD was expected to see a marginal increase in portfolio yield following the Merger as a result of acquiring certain higher yielding securities from FHY.

•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FHY and FSD will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted the Advisor’s statement that, other than certain capital loss carryforwards expiring upon the closing of the Merger, FHY’s capital loss carryforwards could be transferred in the Merger, which, subject to certain limitations, could then be used by FSD.
•	Potential Improved Trading and Liquidity and Narrower Discounts. The Board considered the larger asset size and trading volume of FSD as compared to FHY and that FHY shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads. The Board also noted the Advisor’s statement that historical data indicates that larger funds tend to trade at narrower discounts than smaller funds. The Board considered that FSD’s common shares had recently traded at a narrower discount to net asset value than FHY’s common shares, and that FHY shareholders may benefit from a convergence in the Funds’ trading discounts in connection with the Merger.
•	Expenses of the Merger. The Board noted that the direct costs of the Merger, including costs associated with proxy solicitation, would be borne by FHY, as its shareholders are expected to be the primary beneficiaries of the Merger. The Board also noted the indirect costs to be borne by the Funds as a result of portfolio repositioning in connection with the Merger. The Board considered the Advisor’s estimate that shareholders of FHY and FSD would recoup the direct and indirect Merger costs within 12 months of the completion of the Merger. In addition, the Board noted the Advisor’s commitment to cover all Merger-related costs, including trading costs, to the extent such costs have not been recouped by shareholders of FHY and FSD through Merger-related cost savings within 12 months of the completion of the Merger.
•	Terms and Conditions of the Merger. The Board considered the terms and conditions of the Merger and whether the Merger would result in the dilution of the interests of existing shareholders of FHY and FSD in light of the basis on which shares of FSD would be issued to shareholders of FHY.

Based upon on all of the foregoing considerations, the Board approved the proposed Plan and the Merger contemplated thereby and determined that the proposed Merger would be in the best interests of FHY and FSD. The Board also determined that the interests of the existing shareholders of FHY and FSD would not be diluted as a result of the Merger. The Board of FHY, including the Independent Trustees, unanimously recommends that shareholders of FHY approve the Plan and the Merger.

Capitalization

The following table sets forth the audited capitalization of each Fund as of October 31, 2017, and the pro forma combined capitalization of FSD as the accounting survivor in the Merger as if the Merger had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FSD will be received by the shareholders of FHY on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of FSD that actually will be received on or after such date.

	FHY	FSD	Pro Forma Adjustments(1)		FSD Pro Forma Combined Fund(2)
Shareholders’ Equity:
Common Shares, $0.01 par value per share, 6,970,226 shares outstanding for FHY, 29,947,157 shares outstanding for FSD, 35,526,377 shares outstanding for FSD Pro Forma Combined Fund(2)	$69,702	$299,472	$(13,910)		$355,264	(3)
Paid-in Surplus	158,497,017	567,524,206	(359,225)		725,661,998
Undistributed net investment income (loss)	2,355,078	(3,432,195)			(1,077,117)
Net realized gain (loss) from investment transactions	(60,918,086)	(53,097,498)	(671,722)		(114,687,306	)(4)
Net unrealized appreciation (depreciation) of investments	739,598	27,446,222	671,222		28,857,542

Net Assets	$100,743,309	$538,740,207	$(373,135	)(5)	$639,110,381

(1)	The total amount of the pro forma adjustment represents the estimated costs and expenses of the Merger transaction relating to professional service fees, printing costs and mailing charges. The pro forma adjustment associated with the common shares represents the difference (based on balances presented as of January 31, 2018 – see footnote 2 below) between the estimated number of common shares outstanding after the closing of the Merger and the number of common shares of FHY and FSD that existed prior to the Merger. Also see footnote 5 below.
(2)	The adjusted balances are presented as if the Merger were effective as of January 31, 2018 for information purposes only. The actual closing date of the Merger is expected to be promptly after shareholder approval of the Merger, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(3)	Assumes the issuance of 5,579,220 of FSD common shares in the Merger which number is based on the NAV of the FSD common shares and the NAV of FHY common shares, as of January 31, 2018. The issuance of such number of FSD common shares would result in the distribution of approximately 0.8004 shares of FSD for each common share of FHY, based on the NAVs of FSD common shares of approximately $17.99 and FHY common shares of approximately $14.45, each as of January 31, 2018 and each of such NAVs as further reduced by the per share allocation of the costs and expenses of the Merger transaction as discussed in footnote 1 above.
(4)	FHY currently has approximately $50 million of tax loss carry forwards from investment transactions, of which approximately $22 million will expire on the earlier of the completion of the Merger or by FHY’s fiscal year end of October 31, 2019. The remaining tax loss carry forwards will be carried forward to FSD upon completion of the Merger subject to applicable limitations under the Code. The approximate annual limitation is $1.7 million.
(5)	Includes the impact of estimated direct Merger costs of $373,135 for FHY.

Description of the Shares to be Issued by FSD

General. As a general matter, the shares of FHY and FSD have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the provisions set forth in the Declaration of Trust of FHY are similar to the provisions set forth in the Declaration of Trust of FSD. See “Additional Information About FHY and FSD–Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of FHY, shareholders of FHY are not entitled to dissenters’ rights of appraisal with respect to the Merger of FHY with and into the Merger Sub unless authorized by the Trustees, and the Trustees have not granted such rights to the shareholders of FHY. Similarly, shareholders of FHY have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

The shares of FHY are currently listed and traded on the NYSE under the symbol FHY. If the Merger is consummated, FHY shares will no longer be listed on the NYSE and FHY will be dissolved, liquidated and terminated as provided in the Plan. The shares of FSD are currently listed and traded on the NYSE. Reports, proxy materials and other information concerning FHY and FSD may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The FSD shares, when issued in the Merger, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FSD have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. FHY’s present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute monthly all or a portion of its net investment income to shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, FHY intends to distribute any net long-term capital gains to shareholders as long-term capital gain dividends at least annually. FSD’s present distribution policy, which may be changed at any time by the Board of Trustees, is to make a level dividend distribution each month to shareholders after payment of any interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of FSD’s taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from FSD’s assets. In addition, FSD intends to distribute any net long-term capital gains, if any, to shareholders as long-term capital gain dividends at least annually. If your FSD shares are registered directly with FSD or if you hold your shares with a brokerage firm that participates in FSD’s dividend reinvestment plan, unless you elect, by written notice to FSD, to receive cash distributions, all dividends, including any capital gain dividends, on your shares will be automatically reinvested by BNYM in additional shares under the dividend reinvestment plan.

Share Price Data. The following tables set forth for each of FHY and FSD for the periods indicated therein: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of FHY and FSD, (ii) the high and low NAVs of the common shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of the common shares.

FHY

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
January 31, 2018	$13.22	$12.49	$14.62	$14.45	(9.58)%	(13.56)%
October 31, 2017	$13.83	$13.26	$14.53	$14.66	(4.82)%	(9.55)%
July 31, 2017	$13.80	$13.34	$14.74	$14.70	(6.38)%	(9.25)%
April 30, 2017	$13.55	$12.55	$14.49	$14.14	(6.49)%	(11.24)%
January 31, 2017	$12.64	$11.48	$14.22	$13.58	(11.11)%	(15.46)%
October 31, 2016	$12.34	$11.90	$14.09	$13.82	(12.42)%	(13.89)%
July 31, 2016	$12.33	$11.60	$13.99	$13.40	(11.87)%	(13.43)%
April 30, 2016	$11.80	$9.91	$13.49	$11.88	(12.53)%	(16.58)%
January 31, 2016	$12.11	$9.97	$14.09	$12.26	(14.05)%	(18.68)%
(1)	Based on the high and low closing market price for the respective quarter.
(2)	Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

FHY’s common shares have historically traded at an amount less than their NAV.

As of March 2, 2018 (the last trading day prior to the date the Board of Trustees of FHY approved the Merger), FHY’s NAV was $14.00 per share and the closing price of its shares on the NYSE was $12.21 per share (reflecting a 12.79% discount).

FSD

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
January 31, 2018	$16.84	$16.07	$18.11	$17.89	(7.01)%	(10.17)%
October 31, 2017	$17.15	$16.75	$18.21	$18.05	(5.82)%	(7.20)%
July 31, 2017	$17.32	$16.89	$18.18	$18.06	(4.73)%	(6.48)%
April 30, 2017	$17.30	$16.43	$18.14	$17.83	(4.63)%	(7.85)%
January 31, 2017	$16.70	$15.02	$18.04	$17.45	(7.43)%	(13.93)%
October 31, 2016	$15.87	$15.21	$17.75	$17.32	(10.59)%	(12.18)%
July 31, 2016	$15.31	$14.38	$17.45	$16.79	(12.26)%	(14.35)%
April 30, 2016	$14.91	$13.08	$16.97	$15.53	(12.14)%	(15.78)%
January 31, 2016	$14.92	$13.01	$17.21	$15.72	(13.31)%	(17.24)%
(1)	Based on the high and low closing market price for the respective quarter.
(2)	Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

FSD’s common shares have historically traded at an amount less than their NAV.

As of March 2, 2018 (the last trading day prior to the date the Board of Trustees of FSD approved the Merger), FSD’s NAV was $17.37 per share and the closing price of its shares on the NYSE was $15.69 per share (reflecting 9.67% discount).

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Internal Revenue Code (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)       The Merger of FHY with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and FSD and FHY will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger.

(ii)       No gain or loss will be recognized by FSD or the Merger Sub upon the Merger of FHY with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(iii)       No gain or loss will be recognized by FHY upon the Merger of FHY with and into the Merger Sub pursuant to applicable state laws.

(iv)       No gain or loss will be recognized by FHY shareholders upon the conversion of their FHY shares solely into FSD shares in the Merger of FHY with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except to the extent FHY shareholders receive cash pursuant to the Merger.

(v)       The aggregate basis of FSD shares received by each FHY shareholder pursuant to the Merger (including any fractional FSD share to which a FHY shareholder would be entitled) will be the same as the aggregate basis of FHY shares that were converted into such FSD shares. The holding period of FSD shares received by each FHY shareholder (including any fractional FSD share to which a shareholder would be entitled) will include the period during which FHY shares that were converted into such FSD shares were held by such shareholder, provided such FHY shares are held as capital assets at the time of the Merger.

(vi)       Other than to the extent assets were sold or purchased pursuant to the Plan, the basis of FHY’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of FHY immediately before the Merger. Other than to the extent assets were sold or purchased pursuant to the Plan, the holding period of the assets of FHY received by the Merger Sub in the Merger will include the period during which those assets were held by FHY.

(vii)       FSD will succeed to and take into account the items of FHY described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

While FHY shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Merger (other than gain attributable to the cash payments made in lieu of fractional shares), differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Merger.

If the proposal presented herein is approved by the shareholders of FHY, FHY will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the Merger, and such distributions will be taxable to shareholders of FHY.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies

General Comparison of FHY and FSD

The investment objectives and strategies of FHY and FSD are similar, but have some important distinctions. FHY’s primary investment objective is to seek a high level of current income. FSD’s primary investment objective is to provide current income. FHY seeks capital growth as a secondary objective and FSD has a secondary objective of capital appreciation.

FHY pursues its investment objectives by investing in a diversified portfolio of below-investment grade (i.e. high-yield) and investment grade debt securities and equity securities that its sub-adviser believes offer attractive yield and/or capital appreciation potential. FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase.

FHY and FSD each have elected to be classified as a diversified fund. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Shares of FHY and FSD are currently listed and trade on the NYSE. Closed-end funds, such as FHY and FSD, generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the NAV per share of the closed-end fund. In addition, closed-end funds generally have greater flexibility than open-end funds to make certain types of investments and to use certain investment strategies, such as the use of financial leverage and investments in illiquid securities.

Principal Investment Strategies of FSD

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

As part of its investment strategy, FSD intends to maintain both long and short positions in securities under normal market conditions. FSD takes long positions in securities that its sub-adviser believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform FSD’s benchmark, the ICE BofAML US High Yield Constrained Index formerly BofA Merrill Lynch US High Yield Constrained Index (the “Index”). FSD takes short positions in securities that its sub-adviser believes in the aggregate will underperform the Index.

FSD's long positions, either directly or through derivatives, may total up to 130% of FSD's Managed Assets. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities or derivative instruments, that its sub-adviser believes in the aggregate will underperform the Index. FSD's short positions, either directly or through derivatives, may total up to 30% of FSD's managed assets. A “short sale” is a transaction in which FSD sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. FSD will ordinarily take short positions where it does not own or have the immediate right to acquire the security sold short. The proceeds received from FSD's short sales of securities is generally used to purchase all or a portion of FSD's additional long positions in securities. The long and short positions held by FSD may vary over time as market opportunities develop.

In times of unusual or adverse market, economic, regulatory or political conditions, FSD may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent FSD from fully implementing its strategy. To secure FSD's obligation to cover its short positions, FSD must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with FSD's custodian. The investment team will attempt to maintain long and short positions such that FSD's net long securities exposure (i.e., percentage long securities positions minus percentage short securities positions) does not exceed 100% of its managed assets. FSD's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering.

FSD's principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar-denominated corporate debt securities; derivatives (including credit default swaps); and sovereign debt. Under normal market conditions, the use of derivatives by FSD, other than for hedging purposes, will not exceed 30% of the FSD's managed assets. FSD's principal investment in derivative instruments will include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by FSD in credit default swaps, structured notes and special purpose vehicles will allow FSD to obtain economic exposure to certain credits without having a direct exposure to such credits. FSD may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, FSD may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, FSD may purchase “call” and “put” options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize FSD's exposure to interest rate movements.

FSD's investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the sub-adviser may at times hedge certain or all of FSD's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which FSD is likely to invest include, foreign currency forward contracts, currency exchange transactions of a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates and may be used for hedging or investment purposes.

In pursuing FSD's investment strategy, the investment team seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and their bond structure. FSD's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the investment team deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the investment team believes are not suitable for FSD's long positions in securities. The investment team then seeks to identify issuers in the high-yield market with qualities such as relatively high creditworthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions in securities. In examining these issuers for potential long investment in securities, the investment team considers a variety of factors including, among others, quality of management and business plan, industry environment, competitive dynamics and cash flow.

Under normal market conditions, FSD will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are rated below “BBB-” by S&P, or Fitch, below “Baa3” by Moody's or comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable credit quality at the time of purchase. In the event that a security rated-”B-/B3” or above receives different ratings from different NRSROs (such securities are commonly referred to as “split-rated securities”), FSD will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

FSD will generally limit the investment of its managed assets in securities rated below “B-” by S&P or Fitch, below “B3” by Moody's, comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

Principal Investments of FSD

FSD's portfolio is composed principally of the following investments. A more detailed description of FSD’s investment policies and restrictions and more detailed information about the FSD's portfolio investments are contained in the Merger SAI.

Fixed-Income Securities. Fixed-income securities are debt obligations issued by corporations. Fixed-income securities are generally used by corporations to borrow money from investors. Fixed-income securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a fixed-income security is unsecured, it is known as a debenture. Holders of fixed-income securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on fixed-income securities may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on fixed-income securities is typically paid semi-annually and is fully taxable to the holder of the fixed-income securities. Fixed-income securities contain elements of both interest rate risk and credit risk. The market value of a fixed-income security generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Fixed-income securities usually yield more than government or agency bonds due to the presence of credit risk.

Below-Investment Grade Securities. Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed- income securities that are rated below-investment grade at the time of purchase. The Fund will generally limit the investment of its managed assets in securities rated below “B-” by S&P or Fitch, below “B3” by Moody's, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the sub-adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders.

Because the risk of default is higher for below-investment grade securities than investment grade securities, the investment team's research and credit analysis will be an especially important part of managing securities of this type. The investment team will attempt to identify those issuers of below-investment grade securities whose financial condition the investment team believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The investment team's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of an issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date, which, because they never mature, act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights, or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have characteristics similar to convertible securities.

Foreign Securities. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the U.S. (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

Certain of the FSD's investment in foreign fixed-income securities may be denominated in currencies other than the U.S. dollar. To the extent FSD invests in such instruments, the value of the assets of FSD as measured in U.S. dollars will be affected by changes in exchange rates. Generally, FSD's currency exchange transactions are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of FSD’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In an attempt to protect against uncertainty in the level of future currency exchange rates, FSD is authorized to enter into various currency exchange transactions.

Derivatives. FSD may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes. Under normal market conditions, the use of derivatives by FSD, other than for hedging purposes, will not exceed 30% of FSD 's managed assets. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. As part of its investment strategies, FSD may purchase and sell futures contracts, purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indexes and futures contracts, enter into the interest rate and currency transactions, purchase structured notes and special purpose vehicles and other similar transactions which may be developed in the future to the extent the investment team determines that they are consistent with FSD 's investment objectives and policies and applicable regulatory requirements. FSD may sell certain fixed-income securities short, including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. FSD may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risk Factors—Principal Risks of FSD—Derivatives Risk.”

Credit Linked Notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of a reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps. FSD may engage in credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. FSD may be either the buyer or seller in a credit default swap transaction. If FSD is a buyer and no event of default occurs, FSD will have made a series of periodic payments and recovered nothing of monetary value. However, if an event of default occurs, FSD (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, FSD would receive a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. FSD currently intends to segregate assets on FSD’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by FSD, the use of credit default swap transactions could then be considered a borrowing under the 1940 Act. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Whether or not there is a segregation of assets, the sale of a credit default swap effectively creates leverage and subjects the Fund to risks such as those described under "Risk Factors—Principal Risks of FSD—Leverage Risk" and "Risk Factors—Principal Risks of FSD—Credit Default Swap Risk."

Government Debt Securities. FSD intends to invest in government debt securities of U.S. and non-U.S. issuers, including those of emerging market issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by U.S., foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by FSD may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. FSD may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Banker’s Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities. FSD may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. FSD also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Distressed Securities. FSD will generally limit the investment of its managed assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. Such investment limitation may include distressed securities. Distressed securities include securities issued by a company in a bankruptcy reorganization proceeding or rated below "CCC" by S&P or Fitch, below "Caa" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the investment team at the time of purchase. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the investment team believes they may provide the opportunity for enhanced income and, in some instances, capital appreciation.

Common Stock. FSD may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

REITs. FSD may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by FSD from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of FSD's investment strategy results in FSD investing in REIT shares, the percentage of FSD's dividend income received from REIT shares will likely exceed the percentage of FSD's portfolio that is comprised of REIT shares.

Illiquid and Restricted Securities. FSD may invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by FSD within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed- rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, a committee appointed by FSD's Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that FSD pays for or recovers upon the sale of illiquid securities. Investment of FSD's assets in illiquid securities may restrict FSD's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which FSD's operations require cash and could result in FSD borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

FSD may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit FSD's ability to dispose of them and lower the amount FSD could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by FSD qualify under Rule 144A and an institutional market develops for those securities, FSD likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of FSD's illiquidity.

Reverse Repurchase Agreements. FSD may enter into reverse repurchase agreements, under which FSD will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, FSD will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of FSD.

Repurchase Agreements. FSD may enter into repurchase agreements, in which FSD purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at FSD's cost plus interest within a specified time. If the party agreeing to repurchase should default, FSD will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Other Securities. New financial products continue to be developed, and FSD may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the periods in which the Advisor or FSD’s sub-adviser determines that it is temporarily unable to follow FSD's investment strategy or that it is impractical to do so, FSD may deviate from its investment strategy and invest all or any portion of its managed assets in cash or cash equivalents. The Advisor's or sub-adviser's determination that it is temporarily unable to follow FSD's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of FSD's investment strategy is extremely limited or absent. In such a case, common shareholders of FSD may be adversely affected and FSD may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the Merger SAI under "Investment Policies and Techniques—Portfolio Composition of FSD."

Principal Investment Strategies of FHY

FHY pursues its investment objectives by investing in a diversified portfolio of below-investment grade (i.e. high-yield) and investment grade debt securities and equity securities that its sub-adviser believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, FHY invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities. The below table summarizes the Fund's investment limitations:

Investment Limitations	As a Percentage of Managed Assets
Below Investment Grade	100%
Maximum Equity Allocation	25%
Maximum below CCC- Allocation Allocation	25%
Maximum Foreign Investment[1]	20%
Maximum Distressed Investment	15%
[1]	FHY may invest up to 20% of its managed assets in foreign domiciled issuers; provided, however, that in calculating the percentage of managed assets invested in foreign domiciled issuers, FHY includes only 30% of the total of managed assets invested in obligations of foreign domiciled structured finance issuers, as FHY believes that a substantial portion of the assets of such issuers are located in or issued by entities in the U.S. In addition, FHY’s managed assets in debt instruments of issuers located in countries considered to be emerging markets may not exceed 20%. In no event may FHY’s investments in foreign securities exceed 50% of its managed assets.

In managing the FHY's portfolio, its sub-adviser employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby may provide the advantage of a diversified high income portfolio. The sub-adviser searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the sub-adviser may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The sub-adviser believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable NAV for the Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds.

The sub-adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The sub-adviser also draws upon the internal expertise and knowledge within Brookfield Asset Management, Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The sub-adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The sub-adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The sub-adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

Principal Investments of FHY

FHY's portfolio is composed principally of the following investments. A more detailed description of FHY's investment policies and restrictions and more detailed information about FHY's portfolio investments are contained in the Merger SAI.

Below-Investment Grade Securities. FHY may invest up to 100% of its managed assets in debt securities that are rated below-investment grade. Except with respect to 15% of its managed assets, debt securities purchased by FHY will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by FHY’s sub-adviser. Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

If a security owned by FHY is subsequently downgraded, FHY will not be required to dispose of such security. If a downgrade occurs, the sub-adviser will consider what action, including the sale of such security, is in the best interest of FHY and its common shareholders. FHY's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Since the risk of default is higher for below-investment grade securities than investment grade securities, the sub-adviser's research and credit analysis are an especially important part of managing securities of this type. The sub-adviser attempts to identify those issuers of below-investment grade securities whose financial condition the sub-adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Below-investment grade securities in which FHY may invest include:

•	Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of FHY's portfolio at the time FHY receives the payments for reinvestment.

•	Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
•	Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

•	Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.
•	Loans. FHY may invest a portion of its assets in loan participations and other direct claims against a borrower. Its sub-adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which FHY invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. FHY may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, FHY acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in FHY having a contractual relationship only with the lender, not the borrower. FHY will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer FHY more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to FHY in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the sub-adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by FHY may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

•	Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by FHY is called for redemption, FHY would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on FHY's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

•	Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
•	Foreign Government Securities. FHY may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities such as the World Bank or the European Union.

Foreign Securities. While FHY invests primarily in securities of U.S. issuers, FHY may invest up to 50% of its managed assets in foreign securities (equity or debt), including, but not limited to, securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets. FHY may invest up to 20% of its managed assets in foreign domiciled issuers; provided, however, that in calculating the percentage of managed assets invested in foreign domiciled issuers, FHY includes only 30% of the managed assets invested in obligations of foreign domiciled structured finance issuers, as FHY believes that a substantial portion of the assets of such issuers are located in or issued by entities in the U.S. In addition, FHY's managed assets in debt instruments of issuers located in countries considered to be emerging markets may not exceed 20%.

Distressed Securities. FHY may invest up to 15% of its managed assets in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, are determined to be of comparable quality by its sub-adviser. Under normal market conditions, FHY invests in distressed securities that are producing current income. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the sub-adviser believes they provide the opportunity for enhanced income and/or capital appreciation.

Equity Securities. FHY may invest up to 25% of its managed assets in equity securities, of which up to 20% of its managed assets may be invested in foreign equity securities. Equity securities in which FHY may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stock never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Credit Linked Notes. FHY may invest in credit linked notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps. FHY may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. FHY may be either the buyer or seller in a credit default swap transaction. If FHY is a buyer and no event of default occurs, FHY will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, FHY (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, FHY receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. FHY intends to segregate assets on FHY's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it becomes the seller. If such assets are not fully segregated by FHY, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

Illiquid and Restricted Securities. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Investments currently considered by FHY’s sub-adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by FHY's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which FHY's operations require cash and could result in FHY borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

FHY may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit FHY's ability to dispose of them and lower the amount FHY could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by FHY qualify under Rule 144A and an institutional market develops for those securities, FHY likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of FHY's illiquidity.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the issuance of preferred shares, if any, commercial paper or notes and/or Borrowings are being invested, or during periods in which the Advisor or sub-adviser determines that it is temporarily unable to follow FHY's investment strategy or that it is impractical to do so, FHY may deviate from its investment strategy and invest all or any portion of its managed assets in cash, cash equivalents or certain defensive instruments. The Advisor's or sub-adviser's determination that it is temporarily unable to follow FHY's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of FHY's investment strategy is extremely limited or absent. In such a case, common shares of FHY may be adversely affected and FHY may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the Merger SAI under "Investment Policies and Techniques – Portfolio Composition of FHY."

Proposal

Merger of FHY Into FSD

The Proposal to be submitted to the shareholders of First Trust High Income Fund II at the Meeting is as follows:

To approve an Agreement and Plan of Merger by and among First Trust High Income Fund II, First Trust High Income Long/Short Fund, and Liberty Street Merger Sub II, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of First Trust High Income Long/Short Fund (the “Merger Sub”), the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), and the transactions it contemplates, including the merger of First Trust High Income Fund II with and into the Merger Sub, with shares of First Trust High Income Fund II being converted into shares of First Trust High Income Long/Short Fund, and the subsequent liquidation of the Merger Sub, as provided for in the Plan (collectively, the “Merger”).

For the foregoing reasons, the Board of Trustees recommends that FHY shareholders vote FOR approval of the Plan and the Merger it contemplates.

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ADDITIONAL INFORMATION ABOUT FHY AND FSD

Charter Documents

FHY and FSD are each organized as a Massachusetts business trust governed by Massachusetts law. FHY is governed by a Declaration of Trust, dated as of January 17, 2006. FSD is governed by a Declaration of Trust, dated as of June 18, 2010. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote.

Neither Fund is required to hold annual meetings of shareholders under its Declaration. However, under NYSE rules, FHY and FSD are required to hold annual shareholder meetings at which Trustees of FHY and FSD are elected. Shareholder meetings of FHY and FSD also may be called by the Chairman of the Board of Trustees of FHY or FSD, respectively, the President of FHY or FSD, respectively, or by at least 66-2/3% of the Trustees of FHY or FSD, respectively. Shareholder meetings of FHY and FSD also shall be called by any Trustee of FHY or FSD, respectively, upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares of FHY or FSD, respectively, representing in the aggregate not less than 50% of the voting power of the outstanding shares of FHY or FSD, respectively, entitled to vote on the matters specified in such written request.

Neither Fund’s common shares have preemptive rights. However, under each Fund’s Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, appraisal, conversion or exchange rights as the Trustees may determine. As closed-end fund shareholders, FHY and FSD shareholders have no right to redeem shares of their Fund, but shares of FHY and FSD are listed on the NYSE and may be purchased or sold on that exchange.

The Declaration of each of FHY and FSD authorizes the issuance of an unlimited number of common shares. The common shares have a par value of $0.01 per share and each common share has equal rights to the payment of dividends and the distribution of assets upon liquidation. The common shares have no conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting. FHY’s present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute monthly all or a portion of its net investment income to shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, FHY intends to distribute any net long-term capital gains to shareholders as long-term capital gain dividends at least annually. FSD’s present distribution policy, which may be changed at any time by the Board of Trustees, is to make a level dividend distribution each month to shareholders after payment of any interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of FSD’s taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from FSD’s assets. In addition, FSD intends to distribute any net long-term capital gains, if any, to shareholders as long-term capital gain dividends at least annually. If your FSD shares are registered directly with FSD or if you hold your shares with a brokerage firm that participates in FSD’s dividend reinvestment plan, unless you elect, by written notice to FSD, to receive cash distributions, all dividends, including any capital gain dividends, on your shares will be automatically reinvested by BNYM, in additional shares under the dividend reinvestment plan.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

All consideration received by FSD for the issue or sale of shares of FSD, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for, subject only to the rights of creditors of FSD, and belong irrevocably to FSD for all purposes. Shares of FSD may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declaration of FSD requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The FSD Declaration gives the Trustees broad authority to approve reorganizations between FSD and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. If shareholder approval is required under the 1940 Act, the FSD Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares of FSD outstanding and entitled to vote. However, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees of FSD, then the “majority of the outstanding voting securities” as described above is required. The 1940 Act does not require the approval of FSD for the Merger. However, the rules of the NYSE require shareholder approval of certain transactions. In comparison, the Declaration of FHY requires a shareholder vote in a number of circumstances, including to authorize (i) a merger or consolidation of the Fund with any corporation, association, trust or other organization, or (ii) a sale, lease or exchange of all or substantially all of the Fund’s assets. Such a transaction requires the affirmative vote or consent by holders of at least two-thirds of the shares of FHY outstanding and entitled to vote, unless the transaction has been approved by the affirmative vote of two-thirds of the Trustees of FHY, in which case the vote of a “majority of the outstanding voting securities” as described above is required, as in the case of the proposed Merger.

The Declarations of both FHY and FSD specifically authorize the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. There are no preferred shares outstanding for FHY or FSD.

The FSD Declarations permits amendments to the Declaration to be made by the Trustees, without shareholder vote. The FHY Declaration requires a shareholder vote on certain amendments, including any amendment that would affect any voting rights given to shareholders under the Declaration.

Certain provisions of FHY and FSD’s Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FHY and FSD. The affirmative vote or consent of the holders of two-thirds of the shares of FHY or FSD, respectively, outstanding and entitled to vote is required to authorize certain transactions, including a conversion into an open-end company, unless the transaction is approved by two-thirds of the Trustees of FHY or FSD, respectively, in which case approval of a “majority of the outstanding voting securities” is required. These provisions would make it more difficult to change the management of FHY or FSD and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FHY or FSD in a tender offer or similar transaction.

Under the rules of the NYSE, FHY and FSD are required to hold an annual meeting each year to elect Trustees. Currently, FHY and FSD’s Board of Trustees are divided into three classes serving staggered three-year terms with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to their election or thereafter, in each case until their successors are duly elected and qualified. This provision may affect the ability of FHY or FSD shareholders to quickly change the composition of the Board of Trustees of FHY or FSD. Except as required by the 1940 Act or NYSE rules or as described above, the Declarations do not require the Trustees of FHY and of FSD to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the standing Trustees under each Declaration. The Declarations provide that, any Trustee of FSD or FHY may be removed from office only (i) by action of at least two-thirds of the voting power of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

A quorum for a shareholder meeting of FSD and FHY is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by a series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing FHY and FSD. It is qualified in its entirety by reference to the charter documents themselves.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both FHY and FSD.

Fund Service Providers

BNY Mellon, One Wall Street, New York, New York 10286, acts as the administrator, accounting agent and custodian to both FSD and FHY. BNYM, One Wall Street, New York, New York 10286, acts as the transfer agent for both FSD and FHY. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both FHY and FSD.

Federal Tax Matters Associated with an Investment in FSD

This section summarizes some of the main U.S. federal income tax consequences of owning common shares of FSD. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to FSD. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in FSD. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. FSD intends to qualify as a “regulated investment company” under the federal tax laws. If FSD qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, FSD generally will not pay federal income taxes.

Distributions. FSD’s distributions generally will be taxable. After the end of each year, you will receive a tax statement that separates FSD's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from FSD may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, FSD may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from FSD is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from FSD that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally may be entitled to the dividends received deduction with respect to distributions received from FSD if FSD holds equity securities and certain ordinary income dividends on shares that are attributable to qualifying dividends received by FSD from certain corporations are designated by FSD as being eligible for the dividends received deduction, but this amount is not expected to be significant.

Sale of Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

The information statement you receive in regard to the sale or redemption of your shares may contain information about your basis in the shares and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). An additional 3.8% “Medicare Tax” may also apply to capital gains subject to the income thresholds as described below.

Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from FSD and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Certain ordinary income dividends received by an individual shareholder from a regulated investment company such as FSD that are specifically designated by FSD may constitute qualified dividend income that is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by FSD itself. FSD will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the lower capital gains tax rates. However, FSD generally does not expect to generate qualifying dividends eligible for taxation at the lower capital gains tax rates.

Medicare Tax. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8 percent Medicare Tax. This tax generally applies to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Deductibility of Fund Expenses. Expenses incurred and deducted by FSD will generally not be treated as income taxable to its shareholders. In some cases, you may be required to treat your portion of these Fund expenses as income. However, certain miscellaneous itemized deductions, such as investment expenses, may not be deductible by individuals.

Backup Withholding. FSD may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

Foreign Investors. If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from FSD will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from FSD that are properly designated by FSD as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of common shares.

In addition, distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units in the Fund may be subject to withholding after December 31, 2018, under similar requirements.

Deductibility of Fund Expenses. Expenses incurred and deducted by FSD will generally not be treated as income taxable to you.

Alternative Minimum Tax. As with any taxable investment, investors (other than corporate investors) may be subject to the federal alternative minimum tax on their income (including taxable income from FSD), depending on their individual circumstances.

Net Asset Value

The NAV of the common shares of FSD will be computed based upon the value of the FSD's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. FSD calculates NAV per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the FSD's Managed Assets (the value of the securities and other investments the FSD holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

The assets in the FSD's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The sub-adviser anticipates that a majority of the FSD's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before FSD values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, FSD may use a fair value method in good faith to value its securities and investments. The use of fair value pricing by FSD will be governed by valuation procedures established by FSD's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing FSD's investments, consideration is given to several factors, which may include, among others, the following:

•	the fundamental business data relating to the issuer;
•	an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;
•	the type, size and cost of the security;
•	the financial statements of the issuer;
•	the credit quality and cash flow of the issuer, based on the sub-adviser's or external analysis;
•	the information as to any transactions in or offers for the security;
•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
•	the coupon payments;
•	the quality, value and saleability of collateral, if any, securing the security;
•	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
•	the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and
•	other relevant factors.

Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

GENERAL INFORMATION

Share Ownership of FHY and FSD

Based solely on information First Trust Advisors obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of FHY and FSD and, on a pro forma basis, FSD on a post-Merger basis. Neither First Trust Advisors nor FHY have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

FHY

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	1,294,265	18.57%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	854,042	12.25%
Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	656,657	9.42%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	637,221	9.14%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave Omaha, NE 68154	557,544	8.00%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	526,658	7.56%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust Advisors, FSD and FHY disclaim any responsibility as to the accuracy of such information.

FSD

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	11,708,523	39.10%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	3,786,201	12.64%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	1,686,480	5.63%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4804 Deer Lake Drive E. Jacksonville, FL 32246	1,669,288	5.57%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust Advisors, FSD and FHY disclaim any responsibility as to the accuracy of such information.

As of December 31, 2017, the Trustees and executive officers of FHY as a group beneficially owned 2,188 shares of FHY, which is less than 1% of FHY’s outstanding shares, and the Trustees and executive officers of FSD as a group beneficially owned 12,725 shares of FSD.

Pro Forma FSD Post Merger

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	12,234,135	34.44%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	4,469,807	12.58%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	2,134,035	6.01%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	1,817,668	5.12%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4804 Deer Lake Drive E. Jacksonville, FL 32246	1,805,717	5.08%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust Advisors, FSD and FHY disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Merger and the relative NAVs of FSD common shares and FHY common shares as of January 31, 2018.

Shareholder Proposals

FHY and FSD’s By-Laws require that in order to nominate persons to FHY or FSD’s Board of Trustees or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must comply with applicable federal law and must provide advance written notice to the Secretary of FHY or FSD, respectively, which notice must be delivered to or mailed and received at FHY and FSD’s principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year’s annual meeting of shareholders; provided, that in the event that the date of the annual meeting to which such shareholder’s notice relates is not scheduled to be held within a period 30 days before or more than 30 days after the first anniversary date of the annual meeting for the preceding year, for notice by the shareholder to be timely it must be so delivered by the later of the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement or disclosure of the date of such annual meeting is first made by FHY or FSD. The shareholder’s notice must contain information specified in FHY or FSD’s By-Laws. The 2018 Annual Meeting of FHY and FSD was held on April 23, 2018.

To be considered for presentation at FHY or FSD’s 2019 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must have been received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 15, 2018. However, if the Merger and the issuance of FSD shares in the Merger are approved, FHY will be dissolved and will no longer hold shareholder meetings.

Timely submission of a proposal does not mean that such proposal will be included in FHY or FSD’s proxy statement.

Shareholder Communications

Shareholders of FHY or FSD who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FHY’s and FSD’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a FHY or FSD shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each of FSD and FHY is October 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of FSD and, if the Merger is not consummated, to shareholders of FHY following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of FHY entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of such Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus.

Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FHY to additional expense. The chair of the Meeting or person presiding thereat, as applicable, may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FHY or FSD, as applicable.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL APPLICABLE TO YOU OR HOW TO VOTE YOUR SHARES, CALL AST FUND SOLUTIONS LLC AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this ______ day of _______, 2018 by and among First Trust High Income Long/Short Fund, a Massachusetts business trust (the “Acquiring Fund”), First Trust Strategic High Income Fund II (the “Target Fund”), a Massachusetts business trust, and Liberty Street Merger Sub II, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund and, solely for the purposes of Section 9.1 hereof, First Trust Advisors L.P. (“First Trust Advisors”). The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued common shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, the Acquiring Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Target Fund is a closed-end management investment company registered under the 1940 Act; and

WHEREAS, the Merger Sub currently has no assets and has carried on no business activities prior to the date first shown above and will have de minimis assets and will carry on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interest of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

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NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1              MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i) Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and

(ii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b) The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c) At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

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(d) The Acquiring Fund will issue and distribute (either directly or through an agent) Acquiring Fund Shares to shareholders of the Target Fund (collectively, “Target Fund Shareholders”) upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time (as defined in Section 2.1). Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e) Upon the terms and subject to the conditions of this Agreement, each of the Target Fund and the Merger Sub shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. The Merger shall become effective at such time as each Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

(f) If requested by the Acquiring Fund, the Target Fund agrees, prior to the Closing Date (as defined in Section 3.1), to dispose of assets that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. In addition, if it is determined that the Target Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in Section 3.1). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or First Trust Advisors, the investment adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2              DISSOLUTION, LIQUIDATION AND TERMINATION. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3              ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4              TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

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1.5              REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6              BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1              VALUATION OF ASSETS. The value of the net assets of each of the Target Fund and the Acquiring Fund shall be the value of its respective assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2              VALUATION OF SHARES. The net asset value per Acquiring Fund Share and the net asset value per Target Fund Share shall be its respective net asset value per share computed as of the Valuation Time, using the valuation procedures of the First Trust funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.3              SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares equal to the quotient of the net asset value per Target Fund Share divided by the net asset value of an Acquiring Fund Share, each as determined in accordance with this Article II. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by such Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

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2.4              EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of either the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of such Fund are listed or another exchange on which the portfolio securities of such Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of such Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5              COMPUTATIONS OF NET ASSET VALUE. All computations of net asset value in this Article II shall be made by or under the direction of the fund accountant, BNY Mellon Investment Servicing (US) Inc., of each of the Target Fund and the Acquiring Fund, in accordance with its regular practice as the fund accountant of the applicable Fund, subject to Section 2.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1              CLOSING DATE. The closing of the Merger (the “Closing”) shall occur on [          ], 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2              CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3              CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

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3.4              DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1              REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

(a) The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Target Fund as of October 31, 2017, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g) [Reserved.]

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(h) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2017, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j) The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest. Only common shares are issued and outstanding. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8 under the 1940 Act. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

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(n) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2              REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

(a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

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(f) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Acquiring Fund as of October 31, 2017, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h) [Reserved.]

(i) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2017, whether or not incurred in the ordinary course of business. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(k) The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest. Only common shares are issued and outstanding. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). All of the issued and outstanding shares of the Acquiring Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent as provided in Section 3.3. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

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(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. Subject to the approval of its shareholders if necessary or deemed advisable by the officers of the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(n) The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the requirements of any exchange on which its shares are traded, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

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(s) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(t) Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(u) The Merger Sub has no assets and will have no more than de minimis assets as of the Closing Date. The Merger Sub has engaged in no activities other than as necessary to consummate the transactions contemplated hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1              OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f), and 8.5, each of the Target Fund and the Acquiring Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2              APPROVAL OF SHAREHOLDERS. The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The Acquiring Fund will, if necessary or deemed advisable by officers of the Acquiring Fund, call a meeting of its shareholders to take appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3              ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4              FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

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5.5              PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the respective Fund’s shareholders to consider, as applicable, the approval of this Agreement and the transactions contemplated herein.

5.6       TAX STATUS OF REORGANIZATION. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1              All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by its (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2              The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1              All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by its (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2              The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3              The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4              The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5              Unless otherwise directed by First Trust Advisors, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1              This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Fund, as applicable, in accordance with applicable law and the provisions of the applicable Declaration of Trust and By-Laws and, with respect to the Acquiring Fund, the rules of the NYSE to the extent such approval is required or deemed advisable by the officers of the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2              The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3              All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4              The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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8.5              The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

8.6              The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

(b) The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations.

(e) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g) The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

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Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7              The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d) The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8              The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a) The Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

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(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of their Target Fund Shares solely into Acquiring Fund Shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except to the extent the Target Fund Shareholders receive cash pursuant to the Merger.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(f) Other than to the extent assets were sold or purchased pursuant to the Agreement, the basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger. Other than to the extent assets were sold or purchased pursuant to the Agreement, the holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Chapman and Cutler LLP may request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

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ARTICLE IX

EXPENSES

9.1              The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne entirely by the Target Fund as it will receive a large majority of the expected benefits from the merger. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs and (h) the costs associated with the repayment of the Target Fund’s outstanding borrowings and the costs of repositioning the Target Fund’s portfolio. In the event the Merger is consummated, First Trust Advisors will reimburse the Acquiring Fund for any Merger-related expenses to the extent that such expenses are not recouped by the Target Fund Shareholders or the shareholders of the Acquiring Fund, as applicable, over the 12 full months following the closing of the Merger.

9.2              Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3              Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1       This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or Vice President of the Target Fund or the Acquiring Fund, without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

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11.2       In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Fund and the officers of the Acquiring Fund, subject to the prior review of each such party’s counsel; provided, however, that following the receipt of the approval described in Section 5.2 of this Agreement by shareholders of the Acquiring Fund, if necessary or advisable, or the Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1       The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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13.5       All parties hereto are expressly put on notice of the Declaration of Trust of the Acquiring Fund and the Declaration of Trust of the Target Fund and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the Trustees or officers of the Acquiring Fund, and the Trustees or officers of the Target Fund, in each case acting as Trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Target Fund individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST TRUST HIGH INCOME LONG/SHORT

By:________________________________
Name:
Title:

ACKNOWLEDGED:

By:

Name:

FIRST TRUST STRATEGIC HIGH INCOME FUND II

By:________________________________
Name:
Title:

ACKNOWLEDGED:

By:

Name:

LIBERTY STREET MERGER SUB II, LLC

By:________________________________
Name:
Title:

ACKNOWLEDGED:

By:

Name:

FIRST TRUST ADVISORS L.P.,
solely for purposes of Section 9.1 hereof

By:________________________________
Name:
Title:

ACKNOWLEDGED:

By:

Name:

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PROXY CARD
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FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2018

The undersigned holder of shares of the First Trust Strategic High Income Fund II (“FHY” or the “Fund”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on June 11, 2018, at 12:00 noon Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated _____________, 2018 (the “Proxy Statement/Prospectus), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposal set forth on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-284-1755. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 11, 2018. The proxy statement of the Fund is available at: www.proxyonline.com/docs/ .pdf

First Trust Strategic High Income Fund II

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

___________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ___________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Merger by and among First Trust High Income Fund II, First Trust High Income Long/Short Fund, and Liberty Street Merger Sub II, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of First Trust High Income Long/Short Fund (the “Merger Sub”), the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), and the transactions it contemplates, including the merger of First Trust High Income Fund II with and into the Merger Sub, with shares of First Trust High Income Fund II being converted into shares of First Trust High Income Long/Short Fund, and the subsequent liquidation of the Merger Sub, as provided for in the Plan (collectively, the “Merger”).	○	○	○

THANK YOU FOR VOTING

SUBJECT TO COMPLETION, DATED MARCH 20, 2018

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER TRANSACTION INVOLVING

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
AND
FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD),

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [______], 2018 that is being furnished to shareholders of First Trust Strategic High Income Fund (“FHY”), a Massachusetts business trust that is a closed-end management investment company, and First Trust High Income Long/Short Fund, a Massachusetts business trust that is a closed-end management investment company (“FSD” and together with FHY, each a “Fund” and collectively, the “Funds”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of each Fund (in each case, as well as collectively, the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [__________], 2018, at [______] p.m. Central time. At the Meeting, shareholders of FHY will be asked to approve an Agreement and Plan of Merger between FHY and FSD, pursuant to which FHY would merge with and into a wholly-owned subsidiary of FSD, and shareholders of FHY would become shareholders of FSD (the “Merger”), as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing FHY at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Financial statements of FHY for its most recent fiscal year are attached hereto as Appendix I and are incorporated herein by this reference. Financial statements of FSD for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference. Pro forma financial statements relating to the combination of FHY and FSD pursuant to the Merger are attached hereto as Appendix III and are incorporated herein by this reference.

The date of this Statement of Additional Information is [__________], 2018.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	47
INVESTMENT ADVISORY AND OTHER SERVICES	49
PORTFOLIO MANAGERS	52
BROKERAGE ALLOCATION AND OTHER PRACTICES	68
TAXATION OF THE FUNDS	70
FINANCIAL STATEMENTS	75
APPENDIX I	--	First Trust Strategic High Income Fund II Financial Statements dated October 31, 2017 and the and the financial highlights as included in its Annual Report for the fiscal year ended October 31, 2017. Only the financial statements included therein shall be incorporated herein by reference.
APPENDIX II	--	First Trust High Income Long/Short Fund Financial Statements dated October 31, 2017 and the and the financial highlights as included in its Annual Report for the fiscal year ended October 31, 2017. Only the financial statements included therein shall be incorporated herein by reference.
APPENDIX III	--	Pro forma schedule of investments and financial statements relating to the combination of FHY and FSD pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.

FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Merger between First Trust Strategic High Income Fund II (“FHY”), a Massachusetts business trust, and First Trust High Income Long/Short Fund, a Massachusetts business trust (“FSD” and together with FHY, the “Funds” and each individually a “Fund”), pursuant to which FHY would merge with and into a wholly-owned subsidiary of FSD, and shareholders of FHY would become shareholders of FSD (the “Merger”). FSD and FHY are each registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

FSD is a diversified, closed-end management investment company which commenced operations in September 2010 and FHY is a diversified, closed-end management investment company which commenced operations in March 2006.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

Investment Objectives and Risks

Investment Objectives. FSD’s primary investment objective is to provide current income and FHY’s primary investment objective is to seek a high level of current income. FSD has a secondary objective of capital appreciation and FHY seeks capital growth as a secondary objective.

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

As part of its investment strategy, FSD maintains both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that its sub-adviser believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform FSD’s benchmark, the ICE BofAML US High Yield Constrained Index formerly BofA Merrill Lynch US High Yield Constrained Index (the “Index”). FSD will take short positions in securities that its sub-adviser believes in the aggregate will underperform the Index.

FSD’s long positions, either directly or through derivatives, may total up to 130% of FSD's managed assets. FSD will take short positions in securities, or invest in derivative instruments, that the sub-adviser believes in the aggregate will underperform the Index. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities or derivative instruments, that its sub-adviser believes in the aggregate will underperform the Index. The Fund's short positions, either directly or through derivatives, may total up to 30% of FSD’s managed assets. A "short sale" is a transaction in which FSD sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from FSD’s short sales of securities will generally be used to purchase all or a portion of FSD’s additional long positions in securities. The long and short positions held by FSD may vary over time as market opportunities develop.

In times of unusual or adverse market, economic, regulatory or political conditions, FSD may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent FSD from fully implementing its strategy. The sub-adviser will attempt to maintain long and short positions such that FSD’s net long securities exposure (i.e., percentage long securities positions minus percentage short securities positions) does not exceed 100% of its managed assets. FSD’s ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering.

FSD’s principal investments include, but are not limited to, domestic corporate fixed-income securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar-denominated corporate debt securities; derivatives (including credit default swaps); and sovereign debt. Under normal market conditions, the use of derivatives by FSD, other than for hedging purposes, will not exceed 30% of FSD’s managed assets. FSD’s principal investment in derivative instruments will include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by FSD in credit default swaps, structured notes and special purpose vehicles will allow FSD to obtain economic exposure to certain credits without having a direct ownership in such credits. FSD may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. As an example, FSD may purchase or sell exchange traded U.S. Treasury futures to alter FSD’s overall duration as well as its exposure to various portions of the yield curve. In addition, FSD may purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps in an attempt to minimize FSD’s exposure to interest rate movements.

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FSD’s investments may be denominated in U.S. dollars or in foreign currencies. In an attempt to minimize the impact of currency fluctuations, the sub-adviser may at times hedge certain or all of FSD’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which FSD is likely to invest include foreign currency forward contracts, currency exchange transactions of a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates and may be used for hedging or investment purposes.

In pursuing FSD’s investment strategy, the sub-adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and their bond structure. FSD’s underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the investment team deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the investment team believes are not suitable for FSD’s long positions in securities. The sub-adviser then seeks to identify issuers in the high-yield market with qualities such as relatively high creditworthiness, improving fundamentals, a positive outlook and good liquidity for FSD’s long positions in securities. In examining these issuers for potential long investment in securities, the investment team considers a variety of factors including, among others, quality of management and business plan, industry environment, competitive dynamics and cash flow.

Under normal market conditions, FSD will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are rated below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings Ltd. ("Fitch"), below "Baa3" by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the sub-adviser to be of comparable credit quality at the time of purchase. In the event that a security rated-”B-/B3” or above receives different ratings from different NRSROs (such securities are commonly referred to as “split-rated securities”), FSD will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

FSD will generally limit the investment of its managed assets in securities rated below “B-” by S&P or Fitch, below “B3” by Moody's, comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

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FSD may invest up to 5% of its managed assets in common stocks, including those of foreign issuers.

FSD may invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which FSD has valued the securities). FSD may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the sub-adviser to be illiquid are subject to the limitations set forth above.

FSD will not invest more than 5% of its managed assets in securities issued by a single issuer, other than securities issued by the U.S. government.

FHY seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities that its sub-adviser believes offer attractive yield and capital appreciation potential. High income producing securities in which FHY will invest consist of below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds) and investment grade securities which offer yields comparable to below-investment grade securities. High-yield bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

Under normal market conditions, FHY will invest up to 80% of its managed assets in a wide range of below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring ("distressed securities"). FHY may also invest up to 20% of its managed assets in equity securities, including common and preferred stock, and may invest up to 15% of its managed assets in foreign securities. Below-investment grade debt securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by its sub-adviser. Except with respect to up to 15% of its managed assets, the debt securities purchased by FHY will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the sub-adviser.

Percentage limitations for FSD and FHY described in this Statement of Additional Information are as of the date of the Merger and may be exceeded on a going-forward basis as a result of credit-rating downgrades or market value fluctuations of FSD’s portfolio and other events.

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The common shares of FSD and FHY may trade at a discount or premium to net asset value ("NAV"). An investment in FSD or FHY may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that either FSD or FHY will achieve their investment objectives. For further discussion of FSD’s portfolio composition and associated special risk considerations, see "Additional Information About the Investment Policies—Principal Investments of FSD" and "Risk Factors—Principal Risks of FSD" in the Proxy Statement/Prospectus and for further discussion of FHY’s portfolio composition and associated special risk considerations, see "Additional Information About the Investment Policies—Principal Investments of FHY" and "Risk Factors—Principal Risks of FHY" in the Proxy Statement/Prospectus.

Investment Restrictions. FSD, as a fundamental policy, may not:

1.       With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of FSD's total assets would then be invested in securities of any single issuer, or (ii) FSD would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

2.       Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.       Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.       Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.       Underwrite the securities of other issuers except (a) to the extent that FSD may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

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6.       Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.       Purchase the securities of any issuer if, as a result of such purchase, the Fund's investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

FHY, as a fundamental policy, may not:

1.       With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of FHY’s total assets would then be invested in securities of any single issuer or if, as a result, FHY would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

2.       Purchase any security if, as a result of the purchase, 25% or more of FHY’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

3.       Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to an SEC exemptive order;

4.       Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to an SEC exemptive order;

5.       Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

6.       Act as underwriter of another issuer’s securities, except to the extent that FHY may be deemed to be an underwriter within the meaning of the 1933 Act, as amended in connection with the purchase and sale of portfolio securities;

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7.       Purchase or sell real estate, but this shall not prevent FHY from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and FHY may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of FHY’s ownership of such securities; and

8.       Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent FHY from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

For the purpose of applying FHY’s limitation set forth in subparagraph (1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

For the purpose of applying FHY’s limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Except as noted above, the foregoing fundamental investment policies for FSD and FHY, together with the investment objectives of each respective Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund, respectively, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting as a single class and the holders of any outstanding preferred shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares, whichever is less.

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In addition to the foregoing investment policies, FSD is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. FSD may not:

1.       Purchase securities of listed companies for the purpose of exercising control.

In addition to the foregoing investment policies, FHY is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. FHY may not:

1.       Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

2.       Purchase securities of listed companies for the purpose of exercising control.

The foregoing restrictions and limitations for each Fund will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Investment Policies and Techniques

The following information supplements the discussion of FSD’s and FHY’s investment objectives, policies, and techniques that are described in the Proxy Statement/Prospectus.

Portfolio Composition of FSD

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the periods in which the proceeds from the issuance of preferred shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which the First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”) or FSD’s sub-adviser determines that it is temporarily unable to follow FSD’s investment strategy or that it is impractical to do so FSD may deviate from its investment strategy and invest all or any portion of its managed assets in cash and cash equivalents. The Advisor's or the sub-adviser's determination that it is temporarily unable to follow FSD's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of FSD's investment strategy is extremely limited or absent. In such a case, FSD may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

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1.       Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.       Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

3.       Repurchase agreements, which involve purchases of debt securities. At the time FSD purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for FSD during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for FSD to invest temporarily available cash. Pursuant to FSD’s policies and procedures, FSD may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which FSD may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to FSD is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that FSD is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, FSD could incur a loss of both principal and interest. The sub-adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The sub-adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to FSD. If the seller were to be subject to a federal bankruptcy proceeding, the ability of FSD to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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4.       Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between FSD and a corporation. There is no secondary market for such notes. However, they are redeemable by FSD at any time. The sub-adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because FSD’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

5.       FSD may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

6.       FSD may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

7.       FSD may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

Portfolio Composition of FHY

Below Investment Grade Securities. FHY may invest up to 100% of its Managed Assets in debt securities that are rated below-investment grade. Except with respect to 15% of its Managed Assets, debt securities purchased by FHY will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the sub-adviser. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The ratings of a NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

If a security owned by FHY is subsequently downgraded, FHY will not be required to dispose of such security. If a downgrade occurs, FHY’s sub-adviser will consider what action, including the sale of such security, is in the best interest of FHY and its holders of common shares . FHY's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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Since the risk of default is higher for below-investment grade securities than investment grade securities, FHY’s sub-adviser's research and credit analysis are an especially important part of managing securities of this type. The sub-adviser attempts to identify those issuers of below-investment grade securities whose financial condition the sub-adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Below-investment grade securities in which the Fund may invest include:

•	Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government with the Federal Housing Finance Agency (FHFA) acting as the conservator. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

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Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of FHY's portfolio at the time FHY receives the payments for reinvestment.

•	Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described below with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
•	Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

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•	Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are generally issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.
•	Loans. FHY may invest a portion of its assets in loan participations and other direct claims against a borrower. The sub-adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which FHY invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. FHY may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, FHY acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. FHY will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer FHY more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to FHY in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

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As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments considered by the sub-adviser to be of comparable quality. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by FHY may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

•	Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by FHY is called for redemption, FHY would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on FHY's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

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•	Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. FHY may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
•	Foreign Government Securities. FHY may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities such as the World Bank or the European Union.
•	Foreign Securities. While FHY invests primarily in securities of U.S. issuers, the Fund may invest up to 50% of its Managed Assets in foreign securities (equity or debt), including, but not limited to, securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets. The Fund may invest up to 20% of its Managed Assets in foreign domiciled issuers; provided, however, that in calculating the percentage of Managed Assets invested in foreign domiciled issuers, the Fund includes only 30% of the Managed Assets invested in obligations of foreign domiciled structured finance issuers, as FHY believes that a substantial portion of the assets of such issuers are located in or issued by entities in the U.S. In addition, FHY's Managed Assets in debt instruments of issuers located in countries considered to be emerging markets may not exceed 20%.

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Distressed Securities. FHY may invest up to 15% of its Managed Assets in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, determined to be of comparable quality by FHY’s sub-adviser. Under normal market conditions, FHY invests in distressed securities that are producing current income. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the sub-adviser believes they provide the opportunity for enhanced income and/or capital appreciation.

Equity Securities. FHY may invest up to 25% of its Managed Assets in equity securities, of which up to 20% of its Managed Assets may be invested in foreign equity securities. Equity securities in which FHY may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which FHY may invest may be convertible preferred stocks, which have risks similar to convertible securities, as described above.

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Credit Linked Notes. FHY may invest in credit linked notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps. FHY may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. FHY may be either the buyer or seller in a credit default swap transaction. If FHY is a buyer and no event of default occurs, FHY will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, FHY (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, FHY receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. FHY segregates assets on its records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by FHY, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

Illiquid and Restricted Securities. Illiquid investments are investments that cannot be disposed of by FHY within seven days in the ordinary course of business at approximately the amount at which FHY values the securities. Investments currently considered to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by FHY's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that FHY pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which FHY's operations require cash and could result in FHY borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

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The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity.

Derivatives. FHY may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although FHY’s sub-adviser seeks to use the practices to further FHY's investment objectives, no assurance can be given that these practices will achieve this result. FHY may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, FHY may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. FHY may also purchase derivative instruments that combine features of several of these instruments. FHY may seek to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for FHY's portfolio, protect the value of FHY's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of FHY, protect against changes in currency exchange rates, manage the effective maturity or duration of FHY's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. FHY may use derivatives for non-hedging purposes to enhance potential gain.

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Other Investment Companies. FHY may invest in the securities of other investment companies to the extent that such investments are consistent with FHY's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, FHY may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of FHY's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by FHY, or (iii) more than 5% of FHY's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

FHY, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of FHY's own operations.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of the common shares are being invested, the issuance of preferred shares, if any, commercial paper or notes and/or borrowings are being invested, or during periods in which the Advisor or FHY’s sub-adviser determines that it is temporarily unable to follow FHY’s investment strategy or that it is impractical to do so, FHY may temporarily deviate from its investment strategy and invest all or any portion of its managed assets in cash and Defensive Instruments (as defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of FHY. The Advisor’s or the sub-adviser’s determination that it is temporarily unable to follow FHY’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the common shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

“Defensive Instruments” are defined to include, without limitation, the following:

A.       Cash Equivalents -

(1)       U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2)       Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by FHY may not be fully insured.

(3)       Repurchase agreements, which involve purchases of debt securities. At the time FHY purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for FHY during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for FHY to invest temporarily available cash. Pursuant to FHY’s policies and procedures, FHY may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which FHY may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to FHY is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that FHY is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, FHY could incur a loss of both principal and interest. The sub-adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The sub-adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to FHY. If the seller were to be subject to a federal bankruptcy proceeding, the ability of FHY to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)       Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between FHY and a corporation. There is no secondary market for such notes. However, they are redeemable by FHY at any time. The sub-adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because FHY’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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(5)       FHY may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6)       FHY may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7)       FHY may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

B.       Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*

C.       Securities guaranteed by the U.S. government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

D.       Asset-backed securities - Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

E.       Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

F.       Corporate bonds – debt obligations issued by corporations.*

G.        Any other securities rated in the "AA" category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or the Sub-adviser will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

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*	To be eligible as a Defensive Instrument, the sub-adviser must determine in each case at the time of purchase that the security to be purchased is less risky than residential mortgage-backed securities currently available in the marketplace that would be consistent with the Fund's investment strategy.

Additional Information about FSD’s and FHY’s Investments and Investment Risks

Derivatives Risk

FSD and FHY may, but are not required to, use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments FSD and FHY may use include interest rate options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions may be entered into to generate income or to seek to manage the risks of FSD’s or FHY's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

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A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. FSD and FHY expect to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments FSD or FHY own or anticipate purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of FHY and FSD portfolio. FSD and FHY also may engage in hedging transactions to seek to protect the value of their portfolios against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances FSD or FHY would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of FSD’s or FHY’s portfolio securities. FSD and FHY believe that their respective sub-adviser possesses the skills necessary for the successful utilization of derivative transactions. FSD and FHY will incur brokerage and other costs in connection with its derivative transactions.

FSD and FHY may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by FSD or FHY with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

In circumstances in which FSD’s or FHY’s sub-adviser anticipates that interest rates will decline, the respective Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, FSD or FHY would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where FSD or FHY purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, FSD’s or FHY’s counterparty would pay FSD or FHY, respectively, amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments FSD or FHY would receive in respect of floating rate portfolio assets being hedged.

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The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on FSD or FHY sub-adviser’s ability to predict correctly the direction and extent of movements in interest rates.

At the maturity of a forward contract to deliver a particular currency, FSD or FHY may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for FSD or FHY to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that FSD or FHY is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency FSD or FHY is obligated to deliver.

If either FSD or FHY retains the portfolio security and engages in an offsetting transaction, the respective Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the either FSD or FHY engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between FSD’s or FHY’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, FSD or FHY will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, FSD or FHY will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive FSD or FHY of unrealized profits or force FSD or FHY to cover its commitments for purchase or sale of currency, if any, at the current market price.

Although FSD and FHY believes that use of the derivative transactions described above will benefit them, if their respective sub-adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the respective fund’s overall performance would be worse than if it had not entered into any such transactions.

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Because FSD intends to segregate assets on its records in the form of cash, cash equivalents or liquid securities in an amount equal to the net exposure under a derivative instrument or the notional value of a derivative instrument (depending on the applicable segregation requirements pursuant to interpretations of the SEC and SEC staff) or enter into offsetting positions in respect of derivative instruments and FHY’s derivative transactions are designed to mitigate risk are entered into for good-faith risk management purposes, the respective sub-advisers and FSD and FHY believe these hedging transactions do not constitute senior securities. Certain of the derivative instruments in which FSD may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments FSD and FHY usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with either FSD or FHY receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of FSD’s or FHY’s obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on FSD’s or FHY’s records. If FSD or FHY enters into a swap on other than a net basis, the respective Fund intends to segregate assets on the its records in the full amount of its obligations under each swap. Accordingly, FSD and FHY do not treat swaps as senior securities. FSD and FHY may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by their respective sub-adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, FSD or FHY will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect FSD’s or FHY’s rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that FSD or FHY will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms their respective sub-adviser believes are advantageous to FSD or FHY. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that FSD or FHY will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

FSD and FHY also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the respective sub-adviser for FSD or FHY is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of FSD or FHY would diminish compared with what it would have been if these techniques were not used. Moreover, even if the respective sub-adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

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FSD may also invest in structured notes. A structured note is a debt security, whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity, or currency. In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

FSD may also invest in special purpose vehicles ("SPVs"). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a pass through conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

Credit Default Swap Transactions. FSD and FHY may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. FSD and FHY may be either the buyer or seller in a credit default swap transaction. If FSD or FHY is a buyer and no event of default occurs, FSD or FHY, respectively, will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, FSD or FHY (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, FSD and FHY receive a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. FSD and FHY currently intend to segregate assets on their respective records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on FSD or FHY records, the use of credit default swap transactions could then be considered leverage for that fund. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if FSD or FHY had invested in the reference obligation directly.

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FSD and FHY also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case FSD or FHY would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to FSD or FHY in the event of a default.

Credit Linked Notes. FHY may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, FHY may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. FHY bears the risk that the issuer of the credit linked notes will default or become bankrupt. FHY bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available. The collateral for a credit linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

New financial products continue to be developed and FHY may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments by FSD and FHY involves certain general risks and considerations as described below.

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(1)       Market Risk. Market risk is the risk that the value of the underlying assets may go down. Adverse movements in the value of an underlying asset can expose FSD or FHY to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the respective sub-adviser’s ability to predict correctly market movements or changes in the relationships of such instruments to FSD’s or FHY’s portfolio holdings, respectively, and there can be no assurance the respective sub-adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for FSD or FHY, whether or not adjusted for risk, than if FSD or FHY had not used derivatives.

(2)       Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, FSD and FHY will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to FSD or FHY. FSD and FHY will enter into transactions in derivative instruments only with counterparties that their respective sub-adviser reasonably believes are capable of performing under the contract.

(3)       Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, FSD’s or FHY’s success in using hedging instruments is subject to their respective sub-adviser’s ability to correctly predict changes in relationships of such hedge instruments to FSD’s or FHY’s portfolio holdings, and there can be no assurance that the sub-adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent FSD or FHY from achieving the intended hedge or expose FSD or FHY to a risk of loss.

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(4)       Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. FSD and FHY might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If FSD or FHY is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair FSD’s or FHY’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that FSD or FHY sell a portfolio security at a disadvantageous time. FSD’s and FHY’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)       Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)       Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Illiquid and Restricted Securities

FSD and FHY may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the respective Fund values the securities). FSD and FHY may also invest in restricted securities. The respective sub-adviser, under the supervision of the Advisor and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and FSD and FHY may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, FSD and FHY, where they has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for FSD or FHY to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. FSD and FHY would, in either case, bear market risks during that period.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and FSD or FHY might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. FSD and FHY might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

Over time, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Restrictive Covenants and 1940 Act Restrictions

With respect to any leverage borrowing program instituted by FSD or FHY, the credit agreements governing such a program (the “Credit Agreements”) will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on FSD’s or FHY’s ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change their investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend its organizational documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

Under the requirements of the 1940 Act, FSD and FHY must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program FSD or FHY implements. For this purpose, asset coverage means the ratio which the value of the total assets of FSD and FHY, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by FSD or FHY. The Credit Agreements would limit FSD’s or FHY’s ability to pay dividends or make other distributions on their common shares unless they comply with the Credit Agreements’ covenants. In addition, the Credit Agreements will not permit FSD or FHY to declare dividends or other distributions or purchase or redeem common shares or preferred shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, FSD or FHY would not meet the Credit Agreements’ 300% asset coverage test set forth in the Credit Agreements.

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Other Investment Policies and Techniques

Derivative Strategies. FSD and FHY may use derivatives or other transactions to generate income, to hedge their exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by FSD or FHY and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as “Futures” or “futures contracts”), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that FSD or FHY own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, FSD’s or FHY’s ability to use derivative instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions. FSD has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulation under the Commodity Exchange Act (the "CEA"), FSD is not subject to regulation as a commodity pool under the CEA.

FHY relies on a CFTC rule which provides for an exclusion for the funds from the definition of Commodity Pool Operator ("CPO"). The Advisor has also relied on another CFTC rule which provides an exclusion from the definition of Commodity Trading Advisor ("CTA") for persons which are excluded from the CPO definition as described above and whose commodity interest advisory activities are solely incidental to the operation of FHY. As a result of these exclusions, neither the Advisor nor FHY have been subject to registration or regulation as a CTA or CPO, as applicable. However, the CFTC has adopted rule amendments which would require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC. The rule amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of FHY's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of FHY 's portfolio after taking into account unrealized profits and losses on such positions. The Advisor claims an exclusion from the definition of a CPO with respect to FHY under the amended rules. FHY reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with their respective policies. The requirements for qualification as a regulated investment company may limit the extent to which FHY may enter into futures transactions or engage in options transactions.

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Asset Coverage for Futures and Options Positions. FSD and FHY will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC segregated on FSD’s or FHY’s records in the amount prescribed. Securities segregated on FSD’s or FHY’s records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. FSD and FHY may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, FSD or FHY will have the right to sell the securities underlying the option and as the holder of a call option, FSD or FHY will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. FSD or FHY may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of FSD or FHY to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when FSD or FHY so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for FSD or FHY.

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Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. FSD and FHY may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. FSD’s and FHY’s derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. FSD and FHY will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

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An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that FSD or FHY will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If FSD or FHY is not able to enter into an offsetting transaction, the respective Fund will continue to be required to maintain the margin deposits on the futures contract and FSD and FHY may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if FSD and FHY can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when FSD or FHY seeks to close out a futures contract position. FSD and FHY would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in FSD’s or FHY’s NAV, respectively. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by FSD and FHY in order to initiate futures trading and to maintain their open positions in futures contracts. A margin deposit is intended to ensure FSD’s or FHY’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to FSD or FHY. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, FSD or FHY would presumably have sustained comparable losses if, instead of the futures contract, FSD or FHY had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent FSD or FHY from achieving the intended hedge or expose FSD or FHY to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances – such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent FSD or FHY from liquidating a position in security futures contracts in a timely manner, which could expose FSD or FHY to a loss.

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Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. FSD and FHY may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of FSD or FHY and their share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from FSD or FHY. If a swap agreement calls for payments by FSD or FHY, FSD or FHY, respectively, must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. FSD and FHY may be able to eliminate their exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, FSD or FHY may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify FSD’s or FHY’s gains or losses. In order to reduce the risk associated with leveraging, FSD and FHY will cover their current obligations under swap agreements according to guidelines established by the SEC. If FSD or FHY enters into a swap agreement on a net basis, FSD or FHY, respectively, will be required to segregate assets on their records with a daily value at least equal to the excess, if any, of FSD’s or FHY’s accrued obligations under the swap agreement over the accrued amount FSD or FHY is entitled to receive under the agreement. If FSD or FHY enters into a swap agreement on other than a net basis, it will be required to segregate assets on FSD’s or FHY’s respective record with a value equal to the full amount of FSD’s or FHY’s accrued obligations under the agreement.

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Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that FSD or FHY will be committed to pay under the swap.

Repurchase Agreements

FHY may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during FHY 's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. FHY will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of its sub-adviser, present minimal credit risk. The risk to FHY is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but FHY may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by FHY may be delayed or limited. FHY’s sub-adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, FHY will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

Although it is not FHY's current intention, FHY may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by FHY. FHY would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. FHY may pay reasonable fees for services in arranging these loans. FHY would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. FHY would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in FHY’s sub-adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, FHY could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

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Borrowings and Preferred Shares

FHY may seek to enhance the level of its current distributions through the use of reverse repurchase agreements and, to a lesser extent, through commercial paper, notes and/or other borrowings in an aggregate amount of up to 33-1/3% of the its managed assets, or through the issuance of preferred shares in an amount up to 50% of its managed assets (each a "Leverage Instrument" and collectively, the "Leverage Instruments"). FHY has the ability to borrow (by use of commercial paper, notes and/or other borrowings (“Borrowings”)) an amount up to 33-1/3% (or such other percentage as permitted by law) of its managed assets (including the amount borrowed) less all liabilities other than Borrowings. Any use of Leverage Instruments by FHY will, however, be consistent with the provisions of the 1940 Act. FHY also has the ability to issue preferred shares in an amount up to 50% of the its managed assets (including the proceeds from Leverage Instruments). However, FHY may, under normal market conditions, utilize leverage in an aggregate amount up to 33 1/3% of its managed assets. FHY may borrow from banks and other financial institutions.

The funds borrowed pursuant to a leverage Borrowing program, or obtained through the issuance of preferred shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of FHY and against the net assets of FHY in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by FHY under a leverage Borrowing program are senior to the rights of common shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. FHY may not be permitted to declare dividends or other distributions, including dividends and distributions with respect FHY common shares or preferred shares or purchase its common shares or preferred shares, unless at the time thereof FHY meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, FHY may not be permitted to pay dividends on its common shares unless all dividends on the preferred shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage Borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of FHY) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in FHY being subject to covenants relating to asset coverage and FHY’s composition requirements. FHY may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares or other leverage securities issued by FHY. These guidelines may impose asset coverage or composition requirements that are more stringent than those imposed by the 1940 Act. FHY’s sub-adviser does not believe that these covenants or guidelines will impede it from managing the FHY's portfolio in accordance with the FHY's investment objectives and policies.

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While FHY may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that FHY will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If FHY were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if FHY had not reduced leverage. FHY may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

FSD may, in some circumstances, seek to enhance the level of its current distributions through the use of financial leverage. FSD may utilize financial leverage through borrowings and/or through the issuance of commercial paper, notes or preferred shares (collectively, "Leverage") in an aggregate amount up to 33-1/3% (or such other percentage as permitted by law) of FSD's managed assets after such borrowings and/or issuance. Any use of Leverage by FSD will, however, be consistent with the provisions of the 1940 Act. In addition, FSD's use of financial leverage, either through traditional Leverage programs or FSD's short sales of securities, will not exceed 40% of FSD's managed assets. FSD may borrow from banks and other financial institutions. Proceeds received from FSD's short sales of securities will generally be used to purchase FSD's additional long positions in securities, which may result in a form of financial leverage. With respect to its short positions in securities and certain of its derivative positions, FSD intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. FSD may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that FSD does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that FSD may not enter into any such transactions if its borrowings would thereby exceed 33-1/3% of its managed assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, FSD may perform as if it were leveraged. Any use of leverage by FSD will be consistent with the provisions of the 1940 Act.

To the extent Leverage Instruments are utilized by FHY and Leverage is used by FSD, the Leverage Instruments or Leverage would have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments or Leverage would leverage the common shares. Although the timing and other terms of the offering of Leverage (other than any short positions and derivative transactions for FSD) or Leverage Instruments and the terms of the Leverage Instruments would be determined by the FHY's Board of Trustees, FHY expects to invest the proceeds derived from any Leverage or Leverage Instrument offering in securities consistent with the its investment objectives and policies. If preferred shares are issued they would pay adjustable rate dividends based on fixed rates, floating or adjustable rates or auction rates for FSD and on shorter-term interest rates, which would be redetermined periodically by an auction process for FHY. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the FHY's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if FHY were not leveraged.

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Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of NAV and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, FSD’s and FHY’s returns will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of leverage is less than the cost of leverage, FSD’s and FHY’s return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, FSD’s and FHY’s respective sub-adviser in its best judgment nevertheless may determine to maintain a leveraged position if it expects that the benefits to FSD’s and FHY’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, FSD and FHY anticipate that they will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. For FHY, the fees paid to the Advisor and its sub-adviser will be calculated on the basis of the managed assets, including proceeds from borrowings for leverage and the issuance of preferred shares. During periods in which the FHY is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the sub-adviser) will be higher than if FHY did not utilize a leveraged capital structure. For FSD, fees paid to the Advisor and its sub-adviser will not include the proceeds from short sales in the calculation of managed assets. During periods in which FSD utilizes leverage in this manner, the investment advisory fee payable to the Advisor (and by the Advisor to the sub-adviser) will be the same as if FSD did not utilize leverage. The use of leverage creates risks and involves special considerations.

FSD’s and FHY’s respective Declaration of Trust authorize them, without prior approval of the common shareholders, to borrow money. In this connection with this authorization, FSD and FHY may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security FSD’s or FHY’s assets. In connection with such borrowing, FSD or FHY may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, FSD or FHY, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of managed assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of FSD or FHY, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by FSD or FHY.

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The rights of lenders to FSD or FHY to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of FSD or FHY, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to FSD or FHY certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair FSD’s or FHY’s status as a regulated investment company under the Internal Revenue Code, FSD or FHY, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of FHY.

Certain types of borrowings may result in FSD or FHY being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. FSD or FHY may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or any preferred shares issued by FSD or FHY. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede FSD’s or FHY’s respective sub-adviser from managing FSD’s or FHY’s portfolio in accordance with their respective investment objective and policies.

Under the 1940 Act FSD and FHY are not permitted to issue preferred shares unless immediately after such issuance the value of FSD’s or FHY’s managed assets, respectively, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of FSD’s or FHY’s managed assets). In addition, FSD and FHY are not permitted to declare any cash dividend or other distribution on their common shares unless, at the time of such declaration, the value of FSD’s of FHY’s managed assets is at least 200% of such liquidation value. If preferred shares are issued, FSD and FHY intend, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by FSD or FHY and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, FSD and FHY may have to liquidate portfolio securities. Such liquidations and redemptions would cause FSD and FHY to incur related transaction costs and could result in capital losses to FSD or FHY. Prohibitions on dividends and other distributions on the common shares could impair FSD’s of FHY’s ability to qualify as a regulated investment company under the Code. If FSD or FHY have preferred shares outstanding, two of the respective fund’s trustees will be elected by the holders of preferred shares as a class. The remaining trustees of FSD or FHY will be elected by holders of common shares and preferred shares voting together as a single class. In the event FSD of FHY fail to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of FSD or FHY, respectively.

FHY and FSD may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of FHY’s securities.

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Portfolio Turnover

FSD’s and FHY’s annual portfolio turnover rates may vary greatly from year to year. As of the year ended October 31, 2017, the portfolio turnover rate for FSD was approximately 39% and for FHY was 41%. Although the Funds cannot accurately predict their annual portfolio turnover rate, they are not expected to exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for either Fund. There are no limits on the rate of portfolio turnover for either Fund, and investments may be sold without regard to length of time held when the respective Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the respective Fund. High portfolio turnover may result in the realization of net short-term capital gains by the respective Fund which, when distributed to common shareholders of the Fund, will be taxable as ordinary income.

MANAGEMENT OF THE FUNDS

As of December 31, 2017, the officers and Trustees, in the aggregate, owned 12,725 shares of FSD.

Management of FSD and FHY

Trustees and Officers

The following is a list of the Trustees and officers of FSD and FHY and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable. The Board of Trustees of FHY is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (an “Interested Trustee”) of the Fund due to his position as President of First Trust Advisors, investment adviser to the Fund.

The following tables identify the Trustees and executive officers of FSD and FHY. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

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FSD’s and FHY’s Independent Trustees

Name and Year of Birth	Position(s) Held with Funds	Term of Office[1] and Year First Elected or Appointed [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Richard E. Erickson 1951	Trustee	Class II Since Fund Inception for FSD and FHY, respectively	Physician and Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	153	None
Thomas R. Kadlec 1957	Trustee	Class II Since Fund Inception for FSD and FHY, respectively	President, ADM Investor Services, Inc. (Futures Commission Merchant)	153	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association and National Futures Association
Robert F. Keith 1956	Trustee	Class I Since 2006 for FSD and FHY, respectively	President, Hibs Enterprises (Financial and Management Consulting)	153	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	Class III Since Fund Inception for FSD and FHY, respectively	Managing Director and Chief Operating Officer (January 2015 to present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	153	Director of Covenant Transport Inc. (May 2003 to May 2014)

FSD’s and FHY’s Interested Trustee

Name and Year of Birth	Position(s) Held with Funds	Term of Office[1] and Year First Elected or Appointed[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in The First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
James A. Bowen[3] 1955	Trustee and Chairman of the Board	Class III Since Fund Inception for FSD and FHY, respectively	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	153	None

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FSD’s and FHY’s Executive Officers(3)

Name and Year of Birth	Positions and Offices with Funds	Term of Office[1] and Length of Service[2]	Principal Occupation(s) During Past 5 Years
James M. Dykas 1966	President and Chief Executive Officer	Indefinite Term Since 2012

Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2012 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to present)

Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite Term Since 2016	Senior Vice President (July 2016 to present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine 1960	Secretary and Chief Legal Officer	Indefinite Term Since Fund Inception for FSD and FHY, respectively

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	Indefinite Term Since 2005 for FHY and since Fund inception for FSD	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	Indefinite Term Chief Compliance Officer since 2011 and Assistant Secretary since Fund Inception for FSD and FHY, respectively	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
1	Currently, Richard E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term for each of the Funds until the Fund’s 2018 annual meeting of shareholders or until their respective successors are elected and qualified. James A. Bowen and Niel B. Nielson, as the Class III Trustees, are each serving a term for each of the Funds until the Funds’ 2019 annual meeting of shareholders or until their respective successors are elected and qualified. Robert F. Keith, as the Class I Trustee, is serving a term for each of the Funds until the Funds’ 2020 annual meetings of shareholders or until his successor is elected and qualified. Executive officers of the Funds have an indefinite term.
2	For executive officers, unless otherwise specified, length of service represents the year the person first became an executive officer of the Funds. Except as otherwise provided below, all Trustees and executive officers were elected or appointed (i) in 2006 for First Trust Strategic High Income Fund II (ii) in 2010 for First Trust High Income Long/Short Fund. Robert F. Keith was appointed Trustee of the Funds in in June 2006. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of the Funds in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of the Fund in December 2015, effective January 2016. Daniel J. Lindquist was elected Vice President of the Funds on December 12, 2005. Kristi A. Maher was elected Chief Compliance Officer of the Funds in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer. Donald P. Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of the Funds in December 2015, effective January 2016.
3	Mr. Bowen is deemed an “interested person” of the Funds due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Funds.

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Unitary Board Leadership Structure

The same five persons serve as Trustees on the Fund’s Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the “First Trust Funds”), which is known as a “unitary” board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the “First Trust Closed-end Funds”) are managed by the Advisor and, except for First Trust Intermediate Duration Preferred & Income Fund and First Trust Dynamic Europe Equity Income Fund, they employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the “Board”) believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of the Fund. An individual who is not a Trustee serves as President and Chief Executive Officer of the Fund.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Richard E. Erickson currently serves as the Lead Independent Trustee.

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The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The three Committee Chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

Including the Fund, the First Trust Fund Complex includes: 16 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with four portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with three portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with, in the aggregate, 130 portfolios advised by First Trust Advisors.

The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held twelve meetings.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Funds should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

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The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are “independent” as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an “Audit Committee Financial Expert” as such term is defined in Form N-CSR. During the last fiscal year, the Audit Committee held six meetings.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Fund’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.

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Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each current Trustee should serve as a Trustee.

Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 – 2009), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Audit Committee (2012 – 2013) and Chairman of the Valuation Committee (June 2006 – 2007 and 2010 – 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.

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Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each of the First Trust Closed-end Funds since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 – 2009) and Chairman of the Audit Committee (2010 – 2011) and Chairman of the Nominating and Governance Committee (2012 – 2013). He currently serves as Chairman of the Valuation Committee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 – 2009), Chairman of the Nominating and Governance Committee (2010 – 2011) and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016) and currently serves as Chairman of the Audit Committee (since January 1, 2017) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 – 2006), Chairman of the Valuation Committee (2007 – 2008), Chairman of the Nominating and Governance Committee (2008 – 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 – 2011). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2017) of the First Trust Funds.

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Interested Trustee. James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the 2020 annual meeting; Class II Trustees will serve until the 2018 annual meeting; and Class III Trustees will serve until the 2019 annual meeting. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund’s Trustees under certain circumstances. See “Description of Shares - Preferred Shares - Voting Rights” in the Prospectus.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated on a pro rata basis based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee and the Chairman of the Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

The following table sets forth compensation paid by the Funds during the Funds’ last fiscal year to each of the Trustees and total compensation paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Funds have no retirement or pension plans. The officers and the Trustee who are “interested persons” as designated above serve without any compensation from the Fund.

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Aggregate Compensation

	Interested Trustee	Independent Trustees
	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Robert F. Keith	Niel B. Nielson
FHY(1)	$0	$4,193	$4,188	$4,182	$4,165
FSD(1)	$0	$4,422	$4,311	$4,310	$4,203
Total Compensation for Serving the First Trust Fund Complex(2)	$0	$414,011	$403,267	$403,163	$392,987
(1)	The compensation paid by the Fund to the Trustees for the last fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2017 for services to the 151 portfolios existing in 2017, which consisted of 7 open-end mutual funds, 16 closed-end funds and 128 exchange-traded funds.

FSD and FHY have no employees. Their officers are compensated by First Trust Advisors.

Shareholders of FSD and FHY will elect certain Trustees at the next annual meeting of shareholders.

The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in FSD, FHY and all funds in the First Trust Fund Complex, including the Fund, as of January 31, 2018:

Dollar Range of Equity Securities in the Fund and First Trust Fund Complex
(Number of Shares Held)

	Interested Trustee	Independent Trustees
	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Robert F. Keith	Niel B. Nielson
FHY	$10,001 - $50,000 (1,498 Shares)	$0 (0 Shares)	$0 (0 Shares)	$0 (0 Shares)	$1 – $10,000 (335 Shares)
FSD	$10,001 - $50,000 (7,025 Shares)	$0 (0 Shares)	$10,001 - $50,000 (1,00 Shares)	$0 (0 Shares)	$0 (0 Shares)
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the First Trust Fund Complex Overseen by Trustee	Over $100,000 (169,486 Shares)	Over $100,000 (10,932 Shares)	Over $100,000 (12,567 Shares)	Over $100,000 (13,724 Shares)	Over $100,000 (9,600 Shares)

As of December 31, 2017, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of the Funds or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of the Funds, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-adviser to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

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As of December 31, 2017, the Trustees and executive officers of the Fund as a group beneficially owned approximately 281,088 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2017, the Trustees and executive officers of FHY as a group beneficially owned 12, 725 shares of FSD and 2,188 shares of FHY, which is less than 1% of the outstanding shares of each fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FSD

As of January 31, 2018, FSD had 29,947,157 shares outstanding. Shares of FSD are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “FSD”.

To the knowledge of the Board of Trustees, as of January 31, 2018, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FSD’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the SEC by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

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FSD
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	11,708,523	39.10%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	3,786,201	12.64%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	1,686,480	5.63%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4804 Deer Lake Drive E. Jacksonville, FL 32246	1,669,288	5.57%

FHY

As of January 31, 2018, FHY had 6,970,226 shares outstanding. Shares of FHY are listed on the NYSE under the ticker symbol “FHY”.

To the knowledge of the Board of Trustees, as of January 31, 2018, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FHY’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the SEC by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

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FHY
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	1,294,265	18.57%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	854,042	12.25%
Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	656,657	9.42%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	637,221	9.14%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	557,544	8.00%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	526,658	7.56%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of FSD and FHY

First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to FSD and FHY. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $124.6 billion in assets in which it managed or supervised as of January 31, 2018. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects FSD's and FHY’s sub-adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. The Advisor supervises the activities of each of FSD’s and FHY’s sub-adviser and provides FSD and FHY with certain other services necessary with the management of the portfolio.

First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Fund.

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First Trust Advisors serves as advisor or sub-adviser to seven mutual fund portfolios, ten exchange-traded funds consisting of 130 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities.

First Trust Advisors acts as investment advisor to FSD pursuant to an investment management agreement (“FSD’s Investment Management Agreement”). FSD’s Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. FSD’s Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of FSD, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in FSD’s Investment Management Agreement. FSD’s Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under FSD’s Investment Management Agreement. Pursuant to the Investment Management Agreement between First Trust and FSD, First Trust is paid an annual management fee of 1.00% of FSD’s managed assets. McKay Shield LLC, FSD’s sub-adviser, receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of FSD’s managed assets that is paid by First Trust out of its investment advisory fee.

In addition to the fee of First Trust Advisors, FSD pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

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First Trust Advisors acts as investment advisor to the FHY pursuant to an investment management agreement (the “FHY’s Investment Management Agreement”). FHY’s Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of FHY. It may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by a majority vote of the outstanding voting securities of FHY (accompanied by appropriate notice), and will terminate automatically upon assignment. FHY’s Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of FHY, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the covenants of the Advisor set forth in FHY’s Investment Management Agreement. FHY’s Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under FHY’s Investment Management Agreement.

Pursuant to FHY’s Investment Management Agreement between the First Trust Advisors and FHY, FHY has agreed to pay for the services and facilities provided by First Trust Advisors at an annual management fee, payable on a monthly basis, equal to 0.90% of the FHY's Managed Assets. For purposes of calculation of the management fee, “FHY's Managed Assets" means the average daily gross asset value of FHY (which includes assets attributable to the FHY's preferred shares, if any, and the principal amount of Borrowings), minus the sum of the FHY's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any Borrowings incurred, commercial paper or notes or other forms of indebtedness issued by FHY and the liquidation preference of any outstanding preferred shares).

In addition to the fee of the Advisor, FHY pays all other costs and expenses of its operations except the sub-adviser's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by FHY include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

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Pursuant to a sub-advisory agreement among FHY, the Advisor and the sub-adviser, (the "FHY’s Sub-Advisory Agreement"), the sub-adviser receives a portfolio management fee equal to 0.45% of the FHY's Managed Assets. The sub-adviser's fee is paid by the Advisor out of the Advisor's management fee. Pursuant to FHY’s Investment Management Agreement, the Advisor must report regularly to the Board of Trustees on the performance of FHY's investment portfolio as managed by the sub-adviser. Because the fee paid to the Advisor and by the Advisor to the sub-adviser will be calculated on the basis of the FHY's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and sub-adviser's fees will be higher (and the Advisor and sub-adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 29.55% of FHY's managed assets (after their issuance), FHY's management fee would be 1.28% of net assets attributable to FHY’s common shares.

Code of Ethics

FSD, FHY, the Advisor and the sub-advisers for FSD and FHY have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by FSD and FHY. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Portfolio Managers of FSD

MacKay Shields LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of New York Life Insurance Company, is sub-adviser to FSD. MacKay will, among other things, manage the investment and reinvestment of FSD’s assets, monitor FSD's investments and comply with the stated investment objectives, policies and restrictions of FSD.

MacKay is located at 1345 Avenue of the Americas, New York, NY 10105. As of January 31, 2018, MacKay had approximately $114.3 billion in assets under management.

There is no one individual responsible for portfolio management decisions for FSD. Investments are made under the direction of the MacKay Shields High Yield Active Core Investment Team, led by Dan Roberts. The senior members of the investment team have a combined average of approximately 38 years of investment experience and the investment team has been together for nearly 29 years.

Mr. Roberts joined MacKay when the firm acquired the fixed-income division of Pareto Partners in October 2004. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto. Mr. Roberts assembled the U.S. fixed-income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed-income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Robert's fixed-income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners, effective February 2000. His regulatory and government experience included a two-year stint at the SEC, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from the University of Iowa and has been in the investment management industry since 1977.

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Louis Cohen joined MacKay in October 2004 as Director of Research after MacKay acquired the fixed-income division of Pareto Partners. He joined Dan Roberts' fixed-income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. Mr. Cohen's extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981, he moved to specialize in fixed-income as a FI Credit Analyst at Kidder Peabody. He furthered his fixed-income credit experience as a fixed-income credit manager at several major Wall Street firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber, prior to his move into portfolio management at UBS. Mr. Cohen received his BA and MBA from New York University, and is a past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts and has experience in the fixed-income markets since 1978.

Michael Kimble joined MacKay in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay acquired the fixed-income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed-income credit analyst. In 1988, he moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble was recruited by Dan Roberts to join the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

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Number of Other Accounts Managed and Assets by Account Type
As of October 31, 2017

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Dan Roberts	Number: 11 Assets: $5.8 billion	Number: 0 Assets: $0	Number: 32 Assets: $12.6 billion	Number: 3 Assets: $687.8 million	Number: 131 Assets: $24.8 billion	Number: 3 Assets: $2.5 billion
Louis Cohen	Number: 10 Assets: $5.6 billion	Number: 0 Assets: $0	Number: 32 Assets: $12.6 billion	Number: 3 Assets: $687.8 million	Number: 131 Assets: $24.8 billion	Number: 3 Assets: $2.5 billion
Michael Kimble	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 32 Assets: $12.6 Billion	Number: 3 Assets: $687.8 million	Number: 131 Assets: $24.8 billion	Number: 3 Assets: $2.5 billion

Portfolio Managers of FHY

FHY is sub-advised by Brookfield Investment Management, Inc. (Brookfield), which provides the day-to-day management of FHY’s portfolio.

Brookfield, located at Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281, with additional offices and investment teams in Chicago, Boston, London and Toronto, is an investment adviser registered with the SEC. Founded in 1989, Brookfield is an indirect, wholly-owned subsidiary of Brookfield Asset Management, Inc., a global asset manager focused on property, power and other infrastructure assets. As of January 31, 2018, Brookfield had approximately $16.06 million in assets under management.

The management team for FHY consists of Mr. Dana E. Erikson, CFA.

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies.

Mr. Erikson has over 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

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Number of Other Accounts Managed and Assets by Account Type
As of October 31, 2017

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Dana E. Erikson	Number: 3 Assets: $979.5 million	Number: 0 Assets: $0	Number: 6 Assets: $110.1 million	Number: 1 Assets: $235.8 million	Number: 2 Assets: $38.9 million	Number: 0 Assets: $0

As shown in the tables above, certain portfolio managers may manage other accounts. Fees earned by McKay or Brookfield may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but FSD or FHY are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by FSD or FHY. However, MacKay and Brookfield believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which FSD and FHY will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, MacKay and Brookfield have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Securities considered as investments for FSD and FHY also may be appropriate for other investment accounts managed by MacKay and Brookfield or its affiliates. Whenever decisions are made to buy or sell securities by FSD or FHY and one or more of the other accounts simultaneously, MacKay or Brookfield may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where FSD or FHY will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to FSD or FHY from time to time, it is the opinion of the trustees of FSD and FHY that the benefits from MacKay and Brookfield organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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As of March 10, 2018, MacKay establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Every MacKay employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining the portfolio managers' compensation with respect to FSD and the other accounts they manage.

Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all MacKay employees.

MacKay has historically offered a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate, and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation by senior professionals in the current Phantom Stock Plan is contingent upon the execution of an Executive Employment Agreement.

As of March 10, 2018, the portfolio managers received all of their compensation from Brookfield. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with Brookfield's clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

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The compensation structure of Brookfield's portfolio managers and other investment professionals has four primary components:

•	A base salary,
•	An annual cash bonus,
•	If applicable, long-term compensation consisting of restricted stock units or stock options of Brookfield's ultimate parent company, BAM, and
•	If applicable, long-term compensation consisting of restricted stock units in the private funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

At October 31, 2017, none of the portfolio managers of FSD beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of FSD and none of the portfolio managers of FHY beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of FHY. The portfolio managers may purchase common shares of FSD and FHY for their personal accounts.

The sub-adviser of FSD and FHY, subject to the Board of Trustees’ and the Advisor’s supervision, provides FSD and FHY, respectively, with discretionary investment services. Specifically, the sub-advisers of FSD and FHY are responsible for managing the investments of FSD and FHY, respectively, in accordance with FSD’s and FHY’s investment objectives, policies, and restrictions as provided in the Proxy Statement/Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The sub-advisers further agree to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under its respective Sub-Advisory Agreement (as defined below) in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of their duties, the sub-advisers will satisfy their fiduciary duties to FSD and FHY, respectively, will monitor FSD’s and FHY’s investments, and will comply with the provisions of FSD’s or FHY’s Declaration and By-laws, and the stated investment objectives, policies and restrictions of FSD or FHY. The sub-advisers are responsible for effecting all security transactions for FSD’s and FHY’s assets. The Sub-Advisory Agreements provide that the respective sub-adviser shall not be liable for any loss suffered by FSD or FHY or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the sub-adviser’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

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The following tables provides the advisory fee amounts FSD and FHY paid the Advisor and the sub-advisory fee amounts that were payable by the Advisor to MacKay and Brookfield, respectively, for the last three fiscal years.

Advisory Fees for FSD

	October 31, 2017	October 31, 2016	October 31, 2015
Gross Advisory Fees Paid to Advisor	$6,065,739	$5,977,649	$6,605,772
Advisory Fees Waived by Advisor	$0	$0	$0
Net Advisory Fees Paid to Advisor	$6,065,739	$5,977,649	$6,605,772

	October 31, 2017	October 31, 2016	October 31, 2015
Sub-Advisory Fees Paid to MacKay	$3,032,869	$2,988,825	$3,302,886

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Advisory Fees for FHY

	October 31, 2017	October 31, 2016	October 31, 2015
Gross Advisory Fees Paid to Advisor	$1,433,401	$1,395,914	$1,654,751
Advisory Fees Waived by Advisor	$0	$0	$0
Net Advisory Fees Paid to Advisor	$1,433,401	$1,395,914	$1,654,751

	October 31, 2017	October 31, 2016	October 31, 2015
Sub-Advisory Fees Paid to Brookfield	$716,701	$697,957	$827,376

The Sub-Advisory Agreements have been approved by the Board of Trustees, including a majority of the Independent Trustees, and the shareholders of FSD and FHY, respectively. The Sub-Advisory Agreements may be terminated without the payment of any penalty by the Advisor, FSD’s and FHY’s Board of Trustees, or a majority of the outstanding voting securities of FSD or FHY, respectively (as defined in the 1940 Act), upon 60 days' written notice to the respective sub-adviser.

Description of Shares

Commons Shares

The beneficial interest of each of FSD and FHY may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees of the respective Fund from time to time in their sole discretion, without shareholder vote. Each of FSD’s and FHY's Declaration of Trust initially authorizes the issuance of an unlimited number of common shares. The common shares of FSD and FHY have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of FSD or FHY, respectively. The common shares of FSD and FHY are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

Each of FSD’s and FHY’s common shares are listed on the NYSE under the symbols "FSD" and “FHY,” respectively. FSD and FHY intend to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

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Shares of closed-end investment companies may frequently trade at prices lower than NAV. Although the value of FSD’s and FHY's net assets are generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of FSD or FHY common shares will depend entirely upon whether the market price of those common shares at the time of sale is above or below the original purchase price for the shares. Since the market price of FSD’s and FHY's common shares will be determined by factors beyond the control of FSD and FHY, FSD and FHY cannot predict whether their common shares will trade at, below, or above NAV. Accordingly, the common shares or FSD and FHY are designed primarily for long-term investors, and investors in the common shares should not view FSD or FHY as vehicles for trading purposes.

Preferred Shares Authorization

Under the terms of FSD’s and FHY’s Declaration of Trust, the Board of Trustees of each Fund has the authority in its sole discretion, without prior approval of the common shareholders, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

Borrowings

FSD’s and FHY’s respective Declaration of Trust authorizes FSD and FHY, without prior approval of the shareholders of common shares, to borrow money. In this connection, FSD and FHY may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security FSD’s or FHY’s assets. In connection with such Borrowings, FSD and FHY may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. FHY may borrow using reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which FSD or FHY effectively pledges its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, FSD or FHY will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of FSD or FHY. FSD or FHY may borrow from banks and other financial institutions.

Limitations on Borrowings. Limitations on Borrowings. Under the requirements of the 1940 Act, FSD and FHY, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3 of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of FSD or FHY, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by FSD or FHY. Certain types of Borrowings may result in FSD or FHY being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, FSD or FHY may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities or preferred shares issued FSD or FHY. Such restrictions may be more stringent than those imposed by the 1940 Act.

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Distribution Preference. The rights of lenders to FSD or FHY to receive interest on and repayment of principal of any such Borrowings will be senior to those of FSD’s or FHY’s respective common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of FSD or FHY, including the payment of dividends to common shareholders in certain circumstances.

Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to FSD or FHY certain voting rights in the event the asset coverage falls below specified levels. In the event that FSD or FHY elects to be treated as a regulated investment company under the Code and such provisions would impair FSD’s or FHY's status as a regulated investment company, FSD or FHY, subject to their ability to liquidate their portfolios, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of FSD or FHY.

The discussion above describes FSD’s and FHY's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and FSD’s and FHY's Declaration.

Certain Provisions in the Declaration of Trust

Under Massachusetts law, shareholders of FSD or FHY could, in certain circumstances, be held personally liable for the obligations of FSD or FHY, respectively. However, the Declaration of Trust of FSD (the "FSD Declaration") and the Declaration of Trust of FHY (the "FHY Declaration" and, together with the FSD Declaration, the “Declarations”) contain an express disclaimer of shareholder liability for debts or obligations of FSD and FHY and require that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by FSD or FHY or the Trustees. The Declarations further provide for indemnification out of the assets and property of FSD and FHY, respectively, for all loss and expense of any shareholder held personally liable for the obligations of FSD or FHY solely by reason of his or her being a shareholder. In addition, FSD will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which FSD or FHY would be unable to meet its obligations. FSD and FHY believe that the likelihood of such circumstances is remote.

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The Declarations provide that the obligations of FSD and FHY are not binding upon the Trustees of FSD or FHY individually, but only upon the assets and property of FSD or FHY. The Declarations further provide that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than FSD or FHY, respectively, or their respective shareholders for any act, omission, or obligation of FSD or FHY. A present or former Trustee, officer or employee of FSD or FHY is not liable to FSD or FHY or their respective shareholders for an action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

The FSD Declaration requires FSD to indemnify any persons who are or who have been Trustees, officers or employees of FSD for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The FSD Declaration also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The FSD Declaration requires a shareholder vote only on those matters where the 1940 Act or FSD's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the FSD Declaration gives the Trustees broad authority to approve reorganizations between FSD and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The FSD Declaration further provides that the Trustees may amend the FSD Declaration in any respect without shareholder approval. The FSD Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the FSD Declaration to persons who are or have been shareholders, Trustees, officers or employees of FSD or that limit the rights to indemnification or insurance provided in the FSD Declaration with respect to actions or omissions of persons entitled to indemnification under the FSD Declaration prior to the amendment.

The Declarations and the By-Laws of FSD and FHY include provisions that could limit the ability of other entities or persons to acquire control of FSD or FHY or to convert FSD or FHY to open-end status. The number of Trustees for each Fund is currently five, but by action of two-thirds of the Trustees, the Board of Trustees of either FSD or FHY may from time to time be increased or decreased. The Board of Trustees of each Fund is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If FSD or FHY issues preferred shares, it may establish a separate class for the trustees elected by the holders of the preferred shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declarations relating to the election and removal of trustees may be amended only by a vote of the trustees then in office for FSD and two-thirds of the shares entitled to vote for FHY.

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Generally, the Declarations require the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (i) a conversion of FSD or FHY from a closed-end to an open-end investment company, (ii) a merger or consolidation of FSD or FHY with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (iii) a sale, lease or exchange of all or substantially all of FSD’s or FHY's assets (other than in the regular course of business of FSD or FHY, sales of assets in connection with the termination of FSD or FHY as provided in the Declarations, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (iv) in certain circumstances, a termination of FSD or FHY, (v) removal of Trustees by shareholders, or (vi) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (i), (ii) and (iii) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (i) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between FSD or FHY and any national securities exchange. Further, in the case of items (ii) or (iii) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby FSD or FHY issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions in the Declarations may be amended except by the vote of at least two-thirds of the shares outstanding and entitled to vote. Only the Board of Trustees may amend the By-Laws of FSD or FHY.

As noted above, pursuant to the Declarations, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of FSD or FHY or any subsidiary FSD or FHY with or into any Principal Shareholder; (ii) the issuance of any securities of FSD or FHY to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of FSD or FHY to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to FSD or FHY or any subsidiary thereof, in exchange for securities of FSD or FHY, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of FSD or FHY or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if two-thirds of the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by FSD or FHY and its subsidiaries. As described in the Declarations, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declarations) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between FSD or FHY and any national securities exchange.

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The provisions of the Declarations and the By-Laws of FSD and FHY described above could have the effect of depriving the common shareholders of FSD and FHY of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of FSD or FHY in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of FSD or FHY to negotiate with its management regarding the price to be paid and facilitating the continuity of their investment objectives and policies. The Board of Trustees of FSD and FHY has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of FSD and FHY and their common shareholders.

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The FSD Declaration also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of FSD or affected class. The FSD Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of FSD, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of FSD. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by FSD in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the FSD Declaration, the shareholders bringing the action may be responsible for FSD's costs, including attorney's fees. The FSD Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against FSD waive the right to trial by jury to the fullest extent permitted by law.

Reference should be made to the Declarations on file with the SEC for the full text of these provisions.

Repurchase of FSD and FHY Shares; Conversion to Open-End Fund

FSD and FHY are each closed-end investment company and as such their shareholders do not have the right to cause FSD or FHY to redeem their shares. Instead, FSD’s and FHY's common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the trustees, in consultation with FSD’s and FHY's Advisor, the respective sub-adviser and any corporate finance services and consulting agent that the Advisor has retained from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of FSD or FHY to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that FSD of FHY will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if FSD’s or FHY's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of FSD’s and FHY’s portfolio, the impact of any action that might be taken on FSD or FHY or their shareholders and market considerations. Based on these considerations, even if FSD’s and FHY’s shares should trade at a discount, the Trustees may determine that, in the interest of FSD or FHY and their respective shareholders, no action should be taken.

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Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by FSD or FHY will be borne by FSD or FHY and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to their respective investment limitations, FSD and FHY may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by FSD or FHY in anticipation of share repurchases or tenders will increase FSD’s and FHY’s expenses and reduce their respective net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Trustees of FSD or FHY at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of FSD’s or FHY’s common shares from the NYSE, or (b) impair FSD’s or FHY's status as a registered closed-end investment company under the 1940 Act; (ii) FSD and FHY would not be able to liquidate portfolio securities in an orderly manner and consistent with their respective investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting FSD or FHY, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which FSD or FHY invests, (d) material limitation affecting FSD or FHY or the issuers of their portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on FSD or FHY or their shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to FSD and FHY.

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Conversion to an open-end company would require the approval of the holders of at least two-thirds of FSD’s or FHY’s respective shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding for either fund, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required for that fund; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between FSD or FHY and any national securities exchange. If FSD or FHY converted to an open-end company, their common shares would no longer be listed on the NYSE. Any preferred shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict FSD’s and FHY's ability to invest in certain securities discussed in the Proxy Statement/Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to FSD or FHY common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of FSD or FHY to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by FSD or FHY of their shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in FSD’s or FHY's shares trading at a price equal to their NAV. Nevertheless, the fact that FSD’s or FHY’s shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by FSD or FHY of their common shares will decrease FSD’s or FHY's respective managed assets which would likely have the effect of increasing FSD’s or FHY's expense ratio.

Independent Registered Public Accounting Firm

Deloitte & Touche has been selected to serve as the independent auditors for FSD and FHY for thier current fiscal year, and acted as the independent auditors for the each of the Funds for its most recently completed fiscal year. Deloitte & Touche has advised each of the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in FSD or FHY inconsistent with independent professional standards pertaining to independent registered public accounting firms. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of FSD and FHY, Deloitte & Touche has billed each of the funds and the Advisor for the fees set forth below.

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	Audit Fees[1]		Audit-Related Fees		Tax Fees[2]		All Other Fees
FEES BILLED TO:	2016	2017	2016	2017	2016	2017	2016	2017
FHY	$65,000	$60,000	$3,000[3]	$0	$5,200	$5,200	$0	$0
FSD	$52,000	$52,000	$3,000[3]	$0	$5,200	$5,200	$0	$0
Advisor for FHY	N/A	N/A	$0	$0	$0	$0	$0	$0
Advisor for FSD	N/A	N/A	$0	$0	$0	$0	$0	$0

1	These fees were the aggregate fees billed for professional services for the audit of the funds’ annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
2	These fees were for tax consultation or tax return preparation.
3	These fees relate to a 2015 fund accounting system conversion.

Non-Audit Fees

During each of the last two fiscal years of FSD and FHY, Deloitte & Touche has billed each of the Funds and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

Fund	2016	2017
FHY	$5,200	$5,200
FSD	$5,200	$5,200
Advisor for FHY	$13,000[1]	$44,000[2]
Advisor for FSD	$13,000[1]	$44,000[2]

1       These fees relate to 2015 federal tax matters.

2       These fees relate to 2016 federal and state tax matters, tax compliance and Foreign Account Tax Compliance Act (FATCA).

Custodian, Administrator, Fund Accountant and Transfer Agent

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, acts as the administrator, accounting agent and custodian for FSD and FHY. BNY Mellon Investment Servicing (US) Inc., located at One Wall Street, New York, New York 10286, acts as the transfer agent for FSD and FHY. As such, The Bank of New York Mellon has custody of all securities and cash of FSD and FHY and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by FSD or FHY. As administrator and accounting agent for FSD and FHY, The Bank of New York Mellon provides certain fund accounting and administrative services to FSD and FHY pursuant to an Administration and Accounting Services Agreement, including maintaining FSD’s and FHY’s books of account, records of FSD’s and FHY’s securities transactions, and certain other books and records; acting as liaison with FSD’s and FHY’s independent registered public accounting firm by providing such accountant certain accounting information relating to FSD and FHY; and providing other continuous accounting and administrative services. As transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for FSD and FHY, BNY Mellon Investment Servicing (US) Inc. provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of FSD and FHY and maintenance of shareholder accounts.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of FSD and FHY

Subject to the supervision of the Board of Trustees, the sub-advisers shall have authority and discretion to select brokers and dealers to execute transactions initiated by the sub-adviser and to select the market in which the transactions will be executed for their respective fund. In placing orders for the sale and purchase of securities for FSD or FHY, the sub-advisers’ primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the sub-advisers to solicit competitive bids for each transaction or to seek the lowest available commission cost to FSD and FHY, so long as the respective sub-adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the sub-adviser, viewed in terms of either that particular transaction or of the sub-adviser's overall responsibilities with respect to its clients, including FSD or FHY, respectively, as to which the sub-adviser exercises investment discretion, notwithstanding that FSD or FHY may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge FSD or FHY a lower commission on the particular transaction.

The sub-advisers’ objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

In arranging for the purchase and sale of clients' portfolio securities, the sub-advisers take numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; each sub-adviser’s knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; each sub-adviser's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The sub-advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

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When buying or selling securities in dealer markets, the sub-advisers generally prefer to deal directly with market makers in the securities. The sub-advisers will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the sub-adviser and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

The sub-advisers may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the respective sub-adviser's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

Portfolio transactions for each client account will generally be completed independently, except when a sub-adviser is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the sub-advisers endeavor, when possible, to use an "averaging" procedure.

Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the sub-advisers unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

The sub-advisers may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

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TAXATION OF THE FUNDS

Taxation of FSD and FHY

This section summarizes some of the main U.S. federal income tax consequences of owning common shares of FSD and FHY. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to FSD and FHY. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in FSD or FHY. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FSD and FHY intend to continue to qualify as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, FSD and FHY must each, among other things, (a) derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify their holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of their total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of FSD’s and FHY's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of their total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which FSD or FHY respectively controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

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As regulated investment companies, FSD and FHY generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. FSD and FHY intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gain. If FSD or FHY retain any net capital gain or investment company taxable income, they will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, FSD and FHY distribute during each calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of their capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, FSD and FHY intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by FSD or FHY in October, November or December with a record date in such a month and paid by FSD or FHY, respectively, during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If FSD or FHY failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, FSD or FHY, respectively, would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction.

Distributions

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). An additional 3.8% “Medicare Tax” may also apply to capital gains subject to the income thresholds as described below.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from a Trust and sell your Units at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Trust if the Trust declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

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Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Trusts are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Trust itself. The Trusts will provide notice to its Unit holders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Dividends Received Deduction

A corporation that owns shares generally may be entitled to the dividends received deduction if FSD or FHY holds equity securities and certain ordinary income dividends on shares that are attributable to dividends received by FSD or FHY, respectively, from certain domestic corporations are designated by FSD or FHY as being eligible for the dividends received deduction, but this amount is not expected to be significant.

Sale or Exchange of Fund Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

The information statement you receive in regard to the sale or redemption of your shares may contain information about your basis in the shares and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

Deductibility of Fund Expenses

Expenses incurred and deducted by FSD and FHY will generally not be treated as income taxable to you. In some cases, you may be required to treat your portion of these Fund expenses as income. However, certain miscellaneous itemized deductions, such as investment expenses, may not be deductible by individuals.

77

Nature of the Fund’s Investment

Certain of FSD’s and FHY's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause FSD or FHY to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. FSD and FHY will monitor their transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of FSD or FHY from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

Investment in Securities of Uncertain Tax Character

FSD or FHY may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by FSD or FHY, it could affect the timing or character of income recognized by FSD or FHY, requiring FSD or FHY to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Medicare Tax

Income from FSD or FHY may also be subject to a 3.8 percent "Medicare Tax." This tax generally applies to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Backup Withholding

FSD or FHY may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide FSD or FHY with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

78

Non-U.S. Shareholders

If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from FSD and FHY will be characterized as dividends for federal income tax purposes (other than dividends which FSD and FHY designate as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, except as described in the following paragraph, distributions received by a foreign investor from FSD or FHY that are properly designated by FSD or FHY as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that FSD or FHY, respectively, makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of FSD’s or FHY's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of common shares.

In addition, distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units in FSD or FHY may be subject to withholding after December 31, 2018, under similar requirements.

Alternative Minimum Tax

As with any taxable investment, investors (other than corporate investors) may be subject to the federal alternative minimum tax on their income (including taxable income from FSD or FHY), depending on their individual circumstances.

EXPERTS

FHY. The financial statements of FHY appearing in FHY’s Annual Report for the fiscal year ended October 31, 2017 are incorporated herein. The financial statements as of and for the fiscal years ended October 31, 2017, 2016 and 2015 have been audited by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Deloitte provides auditing services to the Acquiring Fund. The principal business address of Deloitte is 111 South Wacker Drive, Chicago, Illinois 60606.

FSD. The financial statements of FSD appearing in FSD’s Annual Report for the fiscal year ended October 31, 2017 are incorporated herein. The financial statements as of and for the fiscal years ended October 31, 2017, 2016, and 2015 have been audited by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Deloitte provides auditing services to the Acquiring Fund. The principal business address of Deloitte is 111 South Wacker Drive, Chicago, Illinois 60606.

79

Additional Information

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of FSD offered hereby, has been filed by FSD with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to FSD and the common shares offered hereby, reference is made to FSD’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Audited financial statements for each of FHY and FSD for its most recent respective fiscal year, and the applicable report thereon by Deloitte & Touche LLP, independent auditors, are attached hereto as Appendix II and Appendix III respectively and are incorporated by reference herein. Pro forma financial statements relating to the combination of FHY and FSD pursuant to the Merger are attached hereto as Appendix IV and are incorporated by reference herein.

APPENDIX I	--	First Trust Strategic High Income Fund II Financial Statements dated October 31, 2017 as included in its Annual Report. Only the financial statements included therein shall be incorporated herein by reference.

APPENDIX II	--	First Trust High Income Long/Short Fund Financial Statements dated October 31, 2017 as included in its Annual Report. Only the financial statements included therein shall be incorporated herein by reference.
APPENDIX III	--

Pro forma schedule of investments and financial statements relating to the combination of FHY and FSD pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.

80

APPENDIX I

The First Trust Strategic High Income Fund II Financial Statements dated October 31, 2017 as included in its Annual Report.

Only the financial statements included therein shall be incorporated herein by reference.

First Trust Strategic High Income Fund II (FHY)

Statement of Assets and Liabilities

October 31, 2017

ASSETS:
Investments, at value (Cost $131,735,515)	$134,087,542
Cash	6,080,252
Interest receivable	2,105,903
Prepaid expenses	5,112

Total Assets	142,278,809

LIABILITIES:
Outstanding loan	39,350,000
Payables:
Offering costs	114,306
Investment advisory fees	109,826
Interest and fees on loan	106,511
Audit and tax fees	70,199
Printing fees	24,205
Administrative fees.	13,382
Transfer agent fees	6,185
Custodian fees	5,345
Trustees’ fees and expenses	1,353
Financial reporting fees	771
Legal fees	673
Other liabilities.	9,524

Total Liabilities	39,812,280

NET ASSETS	$102,466,529

NET ASSETS consist of:
Paid-in capital	$158,497,017
Par value	69,702
Accumulated net investment income (loss)	2,663,211
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(61,115,428)
Net unrealized appreciation (depreciation) on investments	2,352,027

NET ASSETS	$102,466,529

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.70

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	6,970,226

Page 12	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:
Interest	$9,780,594
Dividends	59,147
Other	15,185

Total investment income	9,854,926

EXPENSES:
Investment advisory fees	1,433,401
Interest and fees on loan	1,108,431
Offering costs	142,300
Administrative fees	94,845
Audit and tax fees	71,124
Printing fees	63,486
Transfer agent fees	36,862
Custodian fees	22,139
Trustees’ fees and expenses	16,695
Listing expense	15,136
Financial reporting fees	9,250
Legal fees	4,534
Other	54,670

Total expenses	3,072,873

NET INVESTMENT INCOME (LOSS)	6,782,053

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	3,849,015
Net change in unrealized appreciation (depreciation) on investments	3,337,016

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,186,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,968,084

See Notes to Financial Statements	Page 13

First Trust Strategic High Income Fund II (FHY)

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	10/31/2017	10/31/2016
OPERATIONS:
Net investment income (loss)	$6,782,053	$8,965,046
Net realized gain (loss)	3,849,015	(13,022,761)
Net change in unrealized appreciation (depreciation)	3,337,016	12,120,504

Net increase (decrease) in net assets resulting from operations	13,968,084	8,062,789

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,749,148)	(7,537,587)
Return of capital	—	(2,420,423)

Total distributions to shareholders	(8,749,148)	(9,958,010)

CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(465,686)	(2,136,348)
Purchase of Common Shares pursuant to a tender offer	(17,551,181)	—

Net increase (decrease) in net assets resulting from capital transactions	(18,016,867)	(2,136,348)

Total increase (decrease) in net assets	(12,797,931)	(4,031,569)

NET ASSETS:
Beginning of period	115,264,460	119,296,029

End of period	$102,466,529	$115,264,460

Accumulated net investment income (loss) at end of period.	$2,663,211	$2,517,854

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,239,882	8,432,081
Common Shares repurchased (a)	(39,617)	(192,199)
Common Shares purchased pursuant to a tender offer (b)	(1,230,039)	—

Common Shares at end of period	6,970,226	8,239,882

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2018. For the years ended October 31, 2017 and 2016, the Fund repurchased 39,617 and 192,199, respectively, of its shares at a weighted-average discount of 14.53% and 15.33%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 164,339 common shares (for an aggregate of 422,943), or (ii) March 15, 2018.
(b)	On August 29, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m.New York City time on Thursday, September 28, 2017. Since the Fund’s tender offer was oversubscribed, the Fund purchased 1,230,039 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

Page 14	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Statement of Cash Flows

For the Year Ended October 31, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations		$13,968,084
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments		(60,427,399)
Sales, maturities and paydowns of investments		87,392,704
Net amortization/accretion of premiums/discounts on investments		112,013
Net realized gain/loss on investments		(3,849,015)
Net change in unrealized appreciation (depreciation) on investments		(3,337,016)
Changes in assets and liabilities:
Decrease in interest receivable		398,994
Decrease in dividends receivable		8,985
Increase in prepaid expenses		(5,112)
Increase in interest and fees payable on loan		21,218
Decrease in investment advisory fees payable		(11,836)
Decrease in audit and tax fees payable		(1)
Decrease in legal fees payable		(345)
Increase in printing fees payable		3,689
Increase in administrative fees payable		2,250
Decrease in custodian fees payable		(5,127)
Decrease in transfer agent fees payable		(1,107)
Decrease in Trustees’ fees and expenses		(59)
Decrease in other liabilities payable		(657)
Increase in offering costs payable		114,306

Cash provided by operating activities		$34,384,569

Cash flows from financing activities:
Repurchase of Common Shares		(598,016)
Distributions to Common Shareholders from net investment income		(8,749,148)
Repayment of borrowing		(4,000,000)
Purchase of Common Shares pursuant to a tender offer		(17,551,181)

Cash used in financing activities		(30,898,345)

Increase in cash		3,486,224
Cash at beginning of period		2,594,028

Cash at end of period		$6,080,252
	;	;
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,087,213

See Notes to Financial Statements	Page 15

First Trust Strategic High Income Fund II (FHY)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.99	$14.15	$16.64	$17.52	$17.06

Income from investment operations:
Net investment income (loss)	0.85	1.09	1.24	1.38	1.48
Net realized and unrealized gain (loss)	0.89	(0.10)	(2.38)	(0.82)	0.43

Total from investment operations	1.74	0.99	(1.14)	0.56	1.91

Distributions paid to shareholders from:
Net investment income	(1.08)	(0.91)	(1.15)	(1.19)	(0.66)
Return of capital	—	(0.29)	(0.21)	(0.25)	(0.79)

Total distributions paid to Common Shareholders	(1.08)	(1.20)	(1.36)	(1.44)	(1.45)

Premiums from shares sold in Common Share offering	—	—	—	—	0.00 (a)
Common Share repurchases	0.01	0.05	0.01	—	—
Tender offer purchases	0.04	—	—	—	—

Net asset value, end of period	$14.70	$13.99	$14.15	$16.64	$17.52

Market value, end of period	$13.32	$12.14	$12.21	$15.60	$15.97

Total return based on net asset value (b)	14.15%	9.76%	(6.04)%	4.03%	12.19%
Total return based on market value (b)	19.18%	10.38%	(13.52)%	6.99%	(1.38)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$102,467	$115,264	$119,296	$140,737	$148,238
Ratio of total expenses to average net assets	2.64%	2.44%	2.23%	2.34%	2.22%
Ratio of total expenses to average net assets excluding interest expense	1.69%	1.61%	1.57%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets	5.82%	8.09%	8.01%	8.00%	8.55%
Portfolio turnover rate	41%	24%	30%	28%	27%

Indebtedness:
Total loan outstanding (in 000’s)	$39,350	$43,350	$48,350	$58,850	$55,400
Asset coverage per $1,000 of indebtedness (c)	$3,604	$3,659	$3,467	$3,391	$3,676

(a)	Amount is less than 0.1%.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

Page 16	See Notes to Financial Statements

Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

1. Organization

First Trust Strategic High Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FHY” on the New York Stock Exchange (“NYSE”).

The Fund’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. (“Brookfield” or the “Sub-Advisor”) believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as “high-yield” or “junk” bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;

2)	reported trades;

3)	broker/dealer quotes;

4)	issuer spreads;

5)	benchmark securities;

6)	bids and offers; and

7)	reference data including market research publications.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;

2)	the liquidity conditions in the relevant market and changes thereto;

3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

4)	issuer-specific conditions (such as significant credit deterioration); and

5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the fundamental business data relating to the borrower/issuer;

2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

3)	the type, size and cost of a security;

4)	the financial statements of the borrower/issuer;

5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;

6)	the information as to any transactions in or offers for the security;

7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

8)	the coupon payments;

9)	the quality, value and salability of collateral, if any, securing the security;

10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

12)	the borrower’s/issuer’s competitive position within the industry;

13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and

14)	other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

•	Quoted prices for similar investments in active markets.

•	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

•	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. Restricted Securities

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	%of Net Assets
ION Geophysical Corp., 12/15/21	04/28/16	$725,000	84.50	$456,334	$612,625	0.60%
LBC Tank Terminals Holding Netherlands BV, 05/15/23	09/03/14	$1,800,000	105.13	1,874,896	1,892,250	1.85
Preferred Term Securities XXV, Ltd., 06/22/37	03/27/07	$5,750,000	0.00	0	0	0.00
Preferred Term Securities XXVI, Ltd., 09/22/37	06/06/07	$2,500,000	0.00	0	0	0.00
Puma International Financing S.A., 02/01/21	09/08/15	$12,000	102.66	12,118	12,319	0.01
Puma International Financing S.A., 10/06/24	10/03/17	$800,000	102.40	800,000	819,200	0.80
Soloso CDO, Ltd.,, 10/15/35	04/24/06	$4,000,000	0.00	0	0	0.00
Trinidad Driilling Ltd., 02/15/25	01/27/17-04/07/17	$1,500,000	97.75	1,513,960	1,466,250	1.43
Watco Cos. LLC/Watco Finance Corp., 04/01/23	03/31/15-04/08/15	$1,625,000	104.25	1,638,444	1,694,063	1.65

				$6,295,752	$6,496,707	6.34%

D. Collateralized Debt Obligations

A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. Forward Foreign Currency Contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not have any forward foreign currency contracts during the year ended October 31, 2017.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

F. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The Fund did not have any foreign currency transactions during the year ended October 31, 2017.

G. Dividends and Distributions to Shareholders

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at period end to reflect an increase in accumulated net investment income (loss) of $2,112,452, an increase in accumulated net realized gain (loss) on investments of $3,815,724, and a decrease in paid-in capital of $5,928,176. Net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,749,148	$7,537,587
Capital gain	—	—
Return of capital	—	2,420,423

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$1,795,263
Undistributed capital gains	—

Total Undistributed Earnings	1,795,263
Accumulated capital and other losses	(50,349,010)
Net unrealized appreciation (depreciation)	(7,546,443)

Total accumulated earnings	(56,100,190)
Other	—
Paid-in capital	158,566,719

Total net assets	$102,466,529

H. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post Effective- No Expiration	Total Capital Loss Available
$15,342,938	$7,053,888	$27,952,184	$50,349,010

Of these losses, $21,431,810 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $4,318,194 per year.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

At the taxable year ended October 31, 2017, the Fund had $5,621,803 of pre-enactment capital loss carryforwards that expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not defer any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

I. Expenses

The Fund will pay all expenses directly related to its operations.

J. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

K. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Brookfield serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2017, were $60,427,399 and $86,864,711, respectively.

5. Borrowings

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. (“BNP”) that has a maximum commitment amount of $55,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days’ prior notice. Of the outstanding commitment, $13,850,000 is fixed-rate financing of 3.09% for a seven-year period ending July 23, 2020. The borrowing rate on the floating-rate financing amount is equal to 1-month LIBOR plus 100 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility. Prior to December 7, 2016, the maximum commitment amount was $66,000,000, the fixed-rate financing amount was 2.79% and the floating-rate financing amount was equal to 1-month LIBOR plus 70 basis points.

The average amount outstanding for the year ended October 31, 2017 was $42,725,342 with a weighted average interest rate of 2.31%. As of October 31, 2017, the Fund had outstanding borrowings of $39,350,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating-rate financing amount, the high and low annual interest rates for the year ended October 31, 2017 were 2.24% and 1.23%, respectively. The weighted average interest rate at October 31, 2017 was 2.54%.

6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Tender Offer

As previously announced, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, September 28, 2017.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Since the Fund’s tender offer was oversubscribed, the Fund purchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.

Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
2,748,438	1,230,039	44.75%	$ 14.2688	6,970,226

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 1, 2017, the borrowing rate on the floating-rate financing amount on the committed facility agreement with BNP decreased from 1-month LIBOR plus 100 basis points to 1-month LIBOR plus 85 basis points and the floating-rate financing amount was reduced from $41,150,000 to $36,150,000.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust Strategic High Income Fund II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the “Fund”), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund II as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

December 20, 2017

APPENDIX II

The First Trust High Income Long/Short Fund Financial Statements dated October 31, 2017 as included in its Annual Report.

Only the financial statements included therein shall be incorporated herein by reference.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value
     (Cost $642,117,046)...........................................................................     $  676,518,141
Cash...............................................................................................            323,025
Foreign currency (Cost $21,227)....................................................................             21,352
Unrealized appreciation on forward foreign currency contracts......................................             55,543
Receivables:
     Interest......................................................................................          9,472,783
     Investment securities sold....................................................................          3,175,701
     Miscellaneous.................................................................................             16,998
Prepaid expenses...................................................................................             12,277
                                                                                                        --------------
     Total Assets..................................................................................        689,595,820
                                                                                                        --------------
LIABILITIES:
Borrowings.........................................................................................         28,245,711
Investments sold short, at value (proceeds $107,973,026)...........................................        107,449,583
Due to broker......................................................................................            133,785
Unrealized depreciation on forward foreign currency contracts......................................             23,918
Payables:
     Investment securities purchased...............................................................          6,765,889
     Investment advisory fees......................................................................            462,981
     Interest on investments sold short............................................................            302,805
     Audit and tax fees............................................................................             57,200
     Printing fees.................................................................................             38,545
     Administrative fees...........................................................................             38,468
     Custodian fees................................................................................             18,724
     Transfer agent fees...........................................................................              3,967
     Legal fees....................................................................................              3,494
     Trustees' fees and expenses...................................................................              1,366
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................              1,517
                                                                                                        --------------
     Total Liabilities.............................................................................        143,548,724
                                                                                                        --------------
NET ASSETS.........................................................................................     $  546,047,096
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  567,524,206
Par value..........................................................................................            299,472
Accumulated net investment income (loss)...........................................................            539,374
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
   swap contracts, foreign currency transactions, futures and investments sold short...............        (57,279,655)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
   foreign currency translation and investments sold short.........................................         34,963,699
                                                                                                        --------------
NET ASSETS.........................................................................................     $  546,047,096
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        18.23
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         29,947,157
                                                                                                        ==============


Page 18                 See Notes to Financial Statements


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Interest...........................................................................................     $   46,191,740
Other..............................................................................................             33,627
                                                                                                        --------------
     Total investment income.......................................................................         46,225,367
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          6,065,739
Margin interest expense............................................................................          2,456,071
Interest expense on investments sold short.........................................................          1,657,995
Administrative fees................................................................................            327,242
Offering costs.....................................................................................            224,000
Legal fees.........................................................................................            201,197
Printing fees......................................................................................            111,530
Custodian fees.....................................................................................             82,355
Audit and tax fees.................................................................................             58,124
Transfer agent fees................................................................................             24,631
Trustees' fees and expenses........................................................................             17,555
Short sale fees....................................................................................             14,228
Financial reporting fees...........................................................................              9,250
Other..............................................................................................             56,833
                                                                                                        --------------
     Total expenses................................................................................         11,306,750
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         34,918,617
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................          7,700,655
     Forward foreign currency contracts............................................................           (698,285)
     Foreign currency transactions.................................................................             46,573
     Short sales...................................................................................            270,006
     Swap contracts................................................................................            136,492
                                                                                                        --------------
Net realized gain (loss)...........................................................................          7,455,441
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         20,113,005
     Forward foreign currency contracts............................................................             53,693
     Foreign currency translation..................................................................             45,778
     Short positions...............................................................................          1,059,810
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         21,272,286
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         28,727,727
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $   63,646,344
                                                                                                        ==============


                        See Notes to Financial Statements                Page 19


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2017         10/31/2016
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   34,918,617     $   35,407,079
Net realized gain (loss).........................................................         7,455,441        (26,171,825)
Net change in unrealized appreciation (depreciation).............................        21,272,286         41,241,069
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................        63,646,344         50,476,323
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (36,417,879)       (37,536,441)
Return of capital................................................................       (11,394,759)                --
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (47,812,638)       (37,536,441)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer*............................       (93,689,849)                --
Repurchase of Common Shares**....................................................          (205,540)        (9,139,757)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........       (93,895,389)        (9,139,757)
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................       (78,061,683)         3,800,125

NET ASSETS:
Beginning of period..............................................................       624,108,779        620,308,654
                                                                                     --------------     --------------
End of period....................................................................    $  546,047,096     $  624,108,779
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period........................    $      539,374     $    3,518,287
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        35,245,603         35,902,223
Common Shares purchased pursuant to a tender offer*..............................        (5,284,792)                --
Common Shares repurchased**......................................................           (13,654)          (656,620)
                                                                                     --------------     --------------
Common Shares at end of period...................................................        29,947,157         35,245,603
                                                                                     ==============     ==============


-----------------------------

*     On June 14, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The
      Fund's tender offer expired at 5:00 p.m. New York City time on Thursday,
      July 13, 2017. Since the Fund's tender offer was oversubscribed, the Fund purchased 5,284,792 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

**    On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until March 15, 2018. For the years ended October 31,
      2017 and 2016, the Fund repurchased 13,654 and 656,620, respectively, of its shares at a weighted-average discount of 13.69% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of
      1,802,808), or (ii) March 15, 2018.

Page 20                 See Notes to Financial Statements


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2017


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $   63,646,344
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (391,651,780)
     Borrowed investments sold short.............................................        49,909,325
     Sales, maturities and paydowns of investments...............................       520,437,742
     Borrowed investments purchased..............................................       (55,504,082)
     Net amortization/accretion of premiums/discounts on investments.............          (294,488)
     Net realized gain/loss on investments.......................................        (7,700,655)
     Net realized gain/loss on investments sold short............................          (270,006)
     Net change in unrealized appreciation/depreciation on
        forward foreign currency contracts.......................................           (53,693)
     Net change in unrealized appreciation/depreciation on
        investments sold short...................................................       (1,059,810)
     Net change in unrealized appreciation/depreciation on investments...........       (20,113,005)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in due from broker.................................................           825,573
     Decrease in interest receivable.............................................         2,660,076
     Increase in miscellaneous receivable........................................           (16,998)
     Increase in prepaid expenses................................................           (12,277)
     Increase in due to broker...................................................           133,785
     Decrease in interest payable on investments sold short......................            (7,945)
     Decrease in investment advisory fees payable................................           (68,486)
     Decrease in legal fees payable..............................................            (1,469)
     Decrease in printing fees payable...........................................            (4,903)
     Increase in administrative fees payable.....................................             7,980
     Decrease in custodian fees payable..........................................           (11,977)
     Decrease in transfer agent fees payable.....................................              (304)
     Decrease in Trustees' fees and expenses payable.............................               (78)
     Decrease in financial reporting fees payable................................                (2)
     Decrease in other liabilities...............................................            (1,684)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $  160,847,183
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Purchase of Common Shares pursuant to a tender offer........................       (93,689,849)
     Repurchase of Common Shares.................................................          (205,540)
     Distributions to Common Shareholders from net investment income.............       (36,417,879)
     Distributions to Common Shareholders from return of capital.................       (11,394,759)
     Net proceeds from borrowing.................................................       (18,954,073)
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                         (160,662,100)
                                                                                                        --------------
Increase in cash and foreign currency (a)........................................                              185,083
Cash and foreign currency at beginning of period.................................                              159,294
                                                                                                        --------------
Cash and foreign currency at end of period.......................................                       $      344,377
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    4,122,011
                                                                                                        ==============


-----------------------------

(a)   Includes net change in unrealized appreciation (depreciation) on foreign currency of $45,778.

                        See Notes to Financial Statements                Page 21


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                           YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------
                                                          2017         2016         2015         2014         2013
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...........         $  17.71     $  17.28     $  19.47     $  19.63     $  19.05
                                                        --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................             1.04         1.00         1.11         1.31         1.35
Net realized and unrealized gain (loss)........             0.83         0.44        (2.05)       (0.15)        0.64
                                                        --------     --------     --------     --------     --------
Total from investment operations...............             1.87         1.44        (0.94)        1.16         1.99
                                                        --------     --------     --------     --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................            (1.07)       (1.06)       (1.26)       (1.32)       (1.33)
Return of capital..............................            (0.34)          --           --           --        (0.08)
                                                        --------     --------     --------     --------     --------
Total distributions to Common Shareholders.....            (1.41)       (1.06)       (1.26)       (1.32)       (1.41)
                                                        --------     --------     --------     --------     --------
Common share repurchases.......................             0.00 (a)     0.05         0.01           --           --
Tender offer purchases.........................             0.06           --           --           --           --
                                                        --------     --------     --------     --------     --------
Net asset value, end of period.................         $  18.23     $  17.71     $  17.28     $  19.47     $  19.63
                                                        ========     ========     ========     ========     ========
Market value, end of period....................         $  16.91     $  15.52     $  14.96     $  17.19     $  17.62
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (b)......            11.98%       10.24%       (3.89)%       6.86%       11.32%
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON MARKET VALUE (b).........            18.52%       11.58%       (5.76)%       5.12%        1.36%
                                                        ========     ========     ========     ========     ========

-----------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........         $546,047     $624,109     $620,309     $701,955     $707,807
Ratio of total expenses to average net
   assets......................................             1.86%        1.54%        1.66%        1.75%        1.72%
Ratio of total expenses to average net assets
   excluding interest expense..................             1.19%        1.16%        1.21%        1.26%        1.27%
Ratio of net investment income (loss) to
   average net assets..........................             5.76%        5.92%        6.05%        6.59%        6.93%
Portfolio turnover rate........................               39%          36%          26%          28%          28%


-----------------------------

(a)   Amount represents less than $0.01 per share.

(b)   Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Page 22                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange
Commission ("SEC") under the Investment Company Act of 1940, as amended (the
"1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock
Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments
("Senior Loans")(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields
LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the ICE BofAML US High Yield Constrained Index, formerly BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The
Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed
Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m.
Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common
Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

      Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior
      Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4)    issuer-specific conditions (such as significant credit
            deterioration); and
      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2)    an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5)    the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;
      6)    the information as to any transactions in or offers for the security;
      7)    the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9)    the quality, value and salability of collateral, if any, securing the security;
     10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11)    the prospects for the borrower's/issuer's industry, and multiples
            (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    the borrower's/issuer's competitive position within the industry;
     13)    the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of October 31, 2017.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the
Fund's foreign currency exposure. These contracts are valued daily, and the
Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in
"Net realized gain (loss) on forward foreign currency contracts" on the
Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward
Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the
Statement of Operations.

F. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At October 31, 2017, the Fund had $28,245,711 in borrowings, which approximates fair value, associated with investments sold short as shown in "Borrowings" on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2017, the Fund had $107,449,583 of investments sold short as shown in "Investments sold short, at value" on the
Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

charged on payable credit margin balances at a rate equal to the Overnight Bank
Funding Rate less 40 basis points. At October 31, 2017, the Fund had a debit margin balance with an interest rate of 1.91%. For the year ended October 31,
2017, margin interest expense was $2,456,071, as shown on the Statement of
Operations. For the year ended October 31, 2017, the average margin balance and interest rate were $152,617,842 and 1.63%, respectively.

G. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties
("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the
Fund as a protection seller would cease to receive the fixed payment stream, the
Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral.
If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The
Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in "restricted cash" on the Statement of
Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in "variation margin on swaps payable" in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as "net realized gain (loss) on swap contracts" on the
Statement of Operations.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or a third-party pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The fund did not hold any swap contracts as of October 31, 2017.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid monthly to Common
Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually.
Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with
U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.
Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,479,651, an increase in accumulated net realized gain (loss) on investments by $1,703,651 and a decrease to paid-in capital of $224,000. Net assets were not affected by this reclassification.

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016 was as follows:

                                                          2017          2016
Distributions paid from:
Ordinary income.....................................  $ 36,417,879  $ 37,536,441
Capital gain........................................            --            --
Return of capital...................................    11,394,759            --

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.......................  $         --
Undistributed capital gains.........................            --
                                                      ------------
Total undistributed earnings........................            --
Accumulated capital and other losses................   (57,233,467)
Net unrealized appreciation (depreciation)..........    35,456,885
                                                      ------------
Total accumulated earnings (losses).................   (21,776,582)
Other...............................................            --
Paid-in capital.....................................   567,823,678
                                                      ------------
Net assets..........................................  $546,047,096
                                                      ============

I. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"),
net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the
Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2017, the Fund had post-enactment net capital losses for federal income tax purposes of
$57,233,467 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not incur any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015,
2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES

The Fund will pay all expenses directly related to its operations.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of
Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

L. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent,
BNYM IS is responsible for maintaining shareholder records for the Fund. The
Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the
Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York
Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, The Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October
31, 2017, were $231,293,743 and $358,290,532, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $55,504,082 and $49,909,325, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   ---------------------------   ----------   ---------------------------   ----------
                                          Unrealized appreciation on                 Unrealized depreciation on
Forward foreign      Currency             forward foreign currency                   forward foreign currency
currency contracts   Risk                 contracts                     $   55,543   contracts                     $   23,918


                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended
October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts       $ (698,285)
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                            53,693

CREDIT RISK
Net realized gain (loss) on swap contracts                              136,492

During the year ended October 31, 2017, the notional values of forward foreign currency contracts opened and closed were $110,930,810 and $120,485,533, respectively.

The average volume of credit default swap contracts was $2,224,658 for the year ended October 31, 2017.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts and swap contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                7. TENDER OFFER

As previously announced, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017.

Since the Fund's tender offer was oversubscribed, the Fund purchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.


                                                                                                 Number of
                               Number of                Pro-             Purchase Price         Outstanding
         Number of          Tendered Shares            Ration            (98% of NAV on         Shares after
      Shares Tendered       to be Purchased            Factor           Expiration Date)        Tender Offer
      ----------------      ----------------      ----------------      ----------------      ----------------
         12,762,491            5,284,792               41.42%               $17.7282             29,947,157


                             8. DISTRIBUTION POLICY

As previously announced, the Fund's Board of Trustees approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund's average monthly NAV per share over the prior 12 months. Under the distribution policy, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST HIGH INCOME
LONG/SHORT FUND:

We have audited the accompanying statement of assets and liabilities of First
Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust High Income Long/Short Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

                                                                         Page 31

1

APPENDIX III

Pro forma financial statements relating to the combination of FHY and FSD pursuant to the Merger. Such pro forma financial statements included therein shall be incorporated herein by reference.

PRO FORMA SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS

First Trust Strategic High Income Fund II and First Trust High Income Long/Short Fund
Portfolio of Investments
January 31, 2018 (Unaudited)

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
			Automotive - 3.5%
$750,000		$750,000	American Axle & Manufacturing, Inc.	(a)	6.25%	3/15/21	$766,406			$766,406
350,000		350,000	American Axle & Manufacturing, Inc.	(a)	6.63%	10/15/22	363,125			363,125
	4,025,000	4,025,000	Dana, Inc.	(b)	5.50%	12/15/24		4,216,188		4,216,188
	4,360,000	4,360,000	Gates Global LLC/Gates Global Co.	(b) (c)	6.00%	7/15/22		4,453,086		4,453,086
	1,275,000	1,275,000	Goodyear Tire & Rubber (The) Co.		5.00%	5/31/26		1,295,719		1,295,719
	3,300,000	3,300,000	Goodyear Tire & Rubber (The) Co.		4.88%	3/15/27		3,304,125		3,304,125
	3,144,000	3,144,000	Navistar International Corp.	(c)	6.63%	11/1/25		3,294,283		3,294,283
	1,970,000	1,970,000	Tenneco, Inc.		5.00%	7/15/26		1,992,163		1,992,163
	2,535,000	2,535,000	ZF North America Capital, Inc.	(c)	4.75%	4/29/25		2,620,556		2,620,556
							1,129,531	21,176,119		22,305,650
			Banking - 1.4%
	6,165,000	6,165,000	Ally Financial, Inc.	(b)	8.00%	11/1/31		7,891,200		7,891,200
	612,000	612,000	Ally Financial, Inc.	(b)	8.00%	11/1/31		780,300		780,300
								8,671,500		8,671,500
			Basic Industry - 10.4%
3,100,000	650,000	3,750,000	AK Steel Corp.	(a)	7.63%	10/1/21	3,231,750	677,625		3,909,375
	1,000,000	1,000,000	AK Steel Corp.		7.50%	7/15/23		1,082,500		1,082,500
	2,100,000	2,100,000	AK Steel Corp.		6.38%	10/15/25		2,084,250		2,084,250
	725,000	725,000	Aleris International, Inc.		7.88%	11/1/20		727,973		727,973
	2,425,000	2,425,000	Beazer Homes USA, Inc.		8.75%	3/15/22		2,655,375		2,655,375
	4,600,000	4,600,000	CalAtlantic Group, Inc.		8.38%	5/15/18		4,689,700		4,689,700
	500,000	500,000	CalAtlantic Group, Inc.		5.88%	11/15/24		546,875		546,875
	800,000	800,000	Cleveland-Cliffs, Inc.		4.88%	4/1/21		776,000		776,000
	1,800,000	1,800,000	Cleveland-Cliffs, Inc.	(b) (c)	5.75%	3/1/25		1,768,500		1,768,500
	2,720,000	2,720,000	Core & Main L.P.	(c)	6.13%	8/15/25		2,754,000		2,754,000
	1,000,000	1,000,000	Freeport-McMoRan, Inc.		3.55%	3/1/22		995,000		995,000
	3,680,000	3,680,000	Freeport-McMoRan, Inc.		3.88%	3/15/23		3,675,400		3,675,400
	960,000	960,000	Freeport-McMoRan, Inc.		4.55%	11/14/24		980,400		980,400
825,000		825,000	Hexion, Inc./Hexion Nova Scotia Finance ULC	(a)	9.00%	11/15/20	637,313		(637,313)	-
	1,695,000	1,695,000	Jeld-Wen, Inc.	(c)	4.88%	12/15/27		1,701,356		1,701,356
	2,979,000	2,979,000	KB Home		7.50%	9/15/22		3,399,784		3,399,784

1

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
	1,100,000	1,100,000	Koppers, Inc.	(b) (c)	6.00%	2/15/25		1,163,250		1,163,250
	3,180,000	3,180,000	Meritage Homes Corp.		6.00%	6/1/25		3,442,350		3,442,350
	1,000,000	1,000,000	Novelis Corp.	(c)	6.25%	8/15/24		1,050,000		1,050,000
	2,862,000	2,862,000	Novelis Corp.	(c)	5.88%	9/30/26		2,956,704		2,956,704
	2,045,000	2,045,000	Olin Corp.		5.13%	9/15/27		2,131,913		2,131,913
	1,760,000	1,760,000	PQ Corp.	(b) (c)	6.75%	11/15/22		1,887,600		1,887,600
	565,000	565,000	PQ Corp.	(c)	5.75%	12/15/25		583,363		583,363
2,100,000		2,100,000	Pulte Group, Inc.	(a)	6.38%	5/15/33	2,359,875			2,359,875
	4,570,000	4,570,000	PulteGroup, Inc.	(b)	7.88%	6/15/32		5,701,075		5,701,075
	2,025,000	2,025,000	Shea Homes L.P./Shea Homes Funding Corp.	(b) (c)	6.13%	4/1/25		2,113,594		2,113,594
	4,250,000	4,250,000	Standard Industries, Inc.	(b) (c)	5.00%	2/15/27		4,324,375		4,324,375
3,050,000		3,050,000	Toll Brothers Finance Corp.	(a)	4.88%	11/15/25	3,183,437			3,183,437
	3,765,000	3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	(b)	5.88%	6/15/24	-	4,007,090		4,007,090
							9,412,375	57,876,049	(637,313)	66,651,111
			Capital Goods - 6.3%
	3,045,000	3,045,000	Ball Corp.		4.00%	11/15/23		3,064,031		3,064,031
	2,675,000	2,675,000	Berry Global, Inc.	(c)	4.50%	2/15/26		2,674,198		2,674,198
	4,100,000	4,100,000	BWAY Holding Co.	(b) (c)	5.50%	4/15/24		4,258,875		4,258,875
	3,500,000	3,500,000	Crown Americas LLC/Crown Americas Capital Corp. IV		4.50%	1/15/23		3,587,500		3,587,500
	4,645,000	4,645,000	KLX, Inc.	(c)	5.88%	12/1/22		4,854,025		4,854,025
	1,350,000	1,350,000	Orbital ATK, Inc.		5.50%	10/1/23		1,424,250		1,424,250
	2,840,000	2,840,000	Owens-Brockway Glass Container, Inc.	(b) (c)	5.00%	1/15/22		2,974,900		2,974,900
	5,700,000	5,700,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU	(b) (c)	5.13%	7/15/23		5,860,455		5,860,455
	3,725,000	3,725,000	Sealed Air Corp.	(c)	5.50%	9/15/25		4,023,000		4,023,000
775,000	3,770,000	4,545,000	Terex Corp.	(c) (d)	5.63%	2/1/25	796,313	3,873,675		4,669,988
	2,925,000	2,925,000	Triumph Group, Inc.	(b)	4.88%	4/1/21	-	2,888,438		2,888,438
							796,313	39,483,346		40,279,659
			Consumer Goods - 4.9%
	4,949,400	4,949,400	B&G Foods, Inc.		5.25%	4/1/25		4,913,356		4,913,356
	3,249,550	3,249,550	Cott Holdings, Inc.	(c)	5.50%	4/1/25		3,313,956		3,313,956
	1,925,875	1,925,875	First Quality Finance Co., Inc.	(c)	5.00%	7/1/25		1,939,200		1,939,200
	3,753,004	3,753,004	Kronos Acquisition Holdings, Inc.	(c)	9.00%	8/15/23		3,585,400		3,585,400
850,000		850,000	L Brands, Inc.	(a)	7.60%	7/15/37	881,875			881,875
	1,914,262	1,914,262	Lamb Weston Holdings, Inc.	(c)	4.63%	11/1/24		1,953,300		1,953,300
1,375,000		1,375,000	New Albertsons, Inc.	(a)	7.75%	6/15/26	1,251,250			1,251,250
	2,000,000	2,000,000	Pilgrim's Pride Corp.	(c)	5.75%	3/15/25		2,025,000		2,025,000
	3,610,000	3,610,000	Post Holdings, Inc.	(c)	5.50%	3/1/25		3,533,288		3,533,288
	1,765,000	1,765,000	Post Holdings, Inc.	(c)	5.00%	8/15/26		1,822,363		1,822,363
	3,910,000	3,910,000	Spectrum Brands, Inc.		5.75%	7/15/25		4,134,825		4,134,825
	2,040,000	2,040,000	US Foods, Inc.	(c)	5.88%	6/15/24		2,136,900		2,136,900
		-					2,133,125	29,357,588		31,490,713
		-	Energy - 9.0%
	5,100,000	5,100,000	AmeriGas Partners L.P./AmeriGas Finance Corp.	(b)	5.88%	8/20/26		5,304,000		5,304,000
1,175,000		1,175,000	AmeriGas Partners L.P./AmeriGas Finance Corp.		5.50%	5/20/25	1,207,313			1,207,313

2

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
	1,875,000	1,875,000	Andeavor Logistics L.P./Tesoro Logistics Finance Corp.	(b)	5.25%	1/15/25		1,969,125		1,969,125
1,600,000		1,600,000	Antero Midstream Partners LP/Antero Midstream Finance Corp.		5.38%	9/15/24	1,656,000			1,656,000
2,475,000		2,475,000	Blue Racer Midstream LLC/Blue Racer Finance Corp.	(d)	6.13%	11/15/22	2,580,188			2,580,188
	2,426,000	2,426,000	California Resources Corp.	(c)	8.00%	12/15/22		2,046,938		2,046,938
	2,060,000	2,060,000	Carrizo Oil & Gas, Inc.		6.25%	4/15/23		2,137,250		2,137,250
	1,320,000	1,320,000	Continental Resources, Inc.		5.00%	9/15/22		1,339,800		1,339,800
1,650,000	2,720,000	4,370,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	(a)	6.25%	4/1/23	1,728,375	2,849,200		4,577,575
2,075,000		2,075,000	EP Energy LLC/Everest Acquisition Finance, Inc.		6.38%	6/15/23	1,395,437		(1,395,437)	-
650,000		650,000	EP Energy LLC/Everest Acquisition Finance, Inc.	(d)	8.00%	11/29/24	687,375		(687,375)	-
1,850,000		1,850,000	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	(a)	8.63%	6/15/20	1,655,750		(1,655,750)	-
325,000		325,000	Genesis Energy LP/Genesis Energy Finance Corp.		6.50%	10/1/25	332,313			332,313
1,650,000		1,650,000	Global Partners LP/GLP Finance Corp.	(a) (e)	6.25%	7/15/22	1,693,312		(1,693,312)	-
	1,955,000	1,955,000	Hilcorp Energy I LP/ Hilcorp Finance Co.	(c)	5.00%	12/1/24		1,974,550		1,974,550
2,100,000		2,100,000	Holly Energy Partners LP/Holly Energy Finance Corp.	(d)	6.00%	8/1/24	2,205,000			2,205,000
725,000		725,000	ION Geophysical Corp.	(f)	9.13%	12/15/21	699,625		(699,625)	-
2,275,000		2,275,000	MPLX LP		4.88%	12/1/24	2,424,063			2,424,063
1,975,000		1,975,000	NRG Energy, Inc.	(a)	6.25%	7/15/22	2,056,469			2,056,469
2,000,000		2,000,000	NRG Yield Operating, LLC	(a)	5.38%	8/15/24	2,040,000			2,040,000
	965,000	965,000	PDC Energy, Inc.	(c)	5.75%	5/15/26		983,094		983,094
	2,405,000	2,405,000	QEP Resources, Inc.		5.63%	3/1/26		2,462,119		2,462,119
875,000		875,000	Range Resources Corp.		5.75%	6/1/21	917,656			917,656
	2,245,000	2,245,000	Sanchez Energy Corp.	(b)	6.13%	1/15/23		1,969,988		1,969,988
	2,020,000	2,020,000	SM Energy Co.		5.63%	6/1/25		2,009,900		2,009,900
	1,800,000	1,800,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp.		5.75%	3/1/25		1,782,000		1,782,000
	1,975,000	1,975,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp.		5.88%	3/1/27		1,945,375		1,945,375
2,000,000		2,000,000	Targa Pipeline Partners LP/Targa Pipeline Finance Corp.	(a)	5.88%	8/1/23	2,012,500			2,012,500
	4,000,000	4,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	(c)	5.00%	1/15/28		3,975,000		3,975,000
	1,520,000	1,520,000	Ultra Resources, Inc.	(c)	7.13%	4/15/25		1,521,900		1,521,900
	1,380,000	1,380,000	Whiting Petroleum Corp.		5.75%	3/18/21		1,431,750		1,431,750
	2,560,000	2,560,000	Whiting Petroleum Corp.	(c)	6.63%	1/15/26		2,624,000		2,624,000
							25,291,375	38,325,988	(6,131,499)	57,485,864
			Financial Services - 3.2%
	6,855,000	6,855,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	(b)	6.00%	8/1/20		7,020,034		7,020,034
	2,885,000	2,885,000	MSCI, Inc.	(c)	5.75%	8/15/25		3,072,525		3,072,525
	3,640,000	3,640,000	OneMain Financial Holdings LLC	(b) (c)	7.25%	12/15/21		3,769,675		3,769,675
	1,395,000	1,395,000	Springleaf Finance Corp.	(b)	6.00%	6/1/20		1,449,056		1,449,056
	4,555,000	4,555,000	Springleaf Finance Corp.	(b)	7.75%	10/1/21		5,044,663		5,044,663

								20,355,953		20,355,953

3

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
			Healthcare - 6.3%
	3,825,000	3,825,000	Catalent Pharma Solutions, Inc.	(c)	4.88%	1/15/26		3,834,563		3,834,563
	1,580,000	1,580,000	CHS/Community Health Systems, Inc.		6.88%	2/1/22		1,131,675		1,131,675
	3,400,000	3,400,000	Greatbatch Ltd.	(c)	6.13%	11/1/23		3,706,714		3,706,714
4,900,000		4,900,000	HCA, Inc.	(a)	5.25%	6/15/26	5,138,875			5,138,875
	3,910,000	3,910,000	Hologic, Inc.	(b) (c)	5.25%	7/15/22		4,061,024		4,061,024
	2,905,000	2,905,000	Hologic, Inc.	(c)	4.38%	10/15/25		2,912,263		2,912,263
	2,670,000	2,670,000	inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.	(c)	7.50%	10/1/24		2,910,300		2,910,300
1,225,000		1,225,000	Kindred Healthcare, Inc.	(a)	6.38%	4/15/22	1,247,969		(1,247,969)	-
	3,665,000	3,665,000	MPH Acquisition Holdings LLC	(c)	7.13%	6/1/24		3,944,456		3,944,456
	3,000,000	3,000,000	Quintiles IMS, Inc.	(c)	4.88%	5/15/23		3,067,500		3,067,500
	731,000	731,000	Quintiles IMS, Inc.	(c)	5.00%	10/15/26		760,240		760,240
	2,750,000	2,750,000	Teleflex, Inc.		4.63%	11/15/27		2,750,000		2,750,000
2,450,000		2,450,000	Tenet Healthcare Corp.	(a)	8.13%	4/1/22	2,537,294			2,537,294
	3,245,000	3,245,000	West Street Merger Sub, Inc.	(c)	6.38%	9/1/25		3,293,675		3,293,675
							8,924,138	32,372,409	(1,247,969)	40,048,578
			Leisure - 5.8%
2,950,000	2,500,000	5,450,000	Boyd Gaming Corp.		6.38%	4/1/26	3,171,250	2,687,500		5,858,750
	2,980,000	2,980,000	Churchill Downs, Inc.	(c)	4.75%	1/15/25		2,953,925		2,953,925
	3,500,000	3,500,000	Eldorado Resorts, Inc.		6.00%	4/1/25		3,670,625		3,670,625
	3,400,000	3,400,000	ESH Hospitality, Inc.	(c)	5.25%	5/1/25		3,434,000		3,434,000
2,300,000	1,680,000	3,980,000	GLP Capital LP/GLP Financing II, Inc.	(b)	5.38%	4/15/26	2,466,750	1,801,800		4,268,550
1,525,000		1,525,000	Hospitality Properties Trust	(a)	4.95%	2/15/27	1,581,821			1,581,821
	3,120,000	3,120,000	Live Nation Entertainment, Inc.	(c)	4.88%	11/1/24		3,190,200		3,190,200
2,900,000		2,900,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	(a)	5.63%	5/1/24	3,112,193			3,112,193
	4,825,000	4,825,000	MGM Resorts International	(b)	6.75%	10/1/20		5,198,938		5,198,938
	3,410,000	3,410,000	Scientific Games International, Inc.		10.00%	12/1/22		3,751,000		3,751,000
							10,332,014	26,687,988		37,020,002
			Media - 5.9%
2,925,000		2,925,000	CCO Holdings LLC/CCO Holdings Capital Corp.	(a)	5.75%	1/15/24	3,020,063			3,020,063
2,200,000		2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp.	(a) (d)	5.88%	5/1/27	2,271,500			2,271,500
	2,000,000	2,000,000	Clear Channel Worldwide Holdings, Inc., Series B		7.63%	3/15/20		1,992,500		1,992,500
	2,841,000	2,841,000	Clear Channel Worldwide Holdings, Inc., Series B		6.50%	11/15/22		2,938,929		2,938,929
2,450,000		2,450,000	Comcast Corp.		3.15%	2/15/28	2,375,291			2,375,291
3,500,000		3,500,000	CSC Holdings LLC	(a)	5.25%	6/1/24	3,421,250			3,421,250
1,000,000		1,000,000	CSC Holdings LLC	(d)	10.88%	10/15/25	1,193,450			1,193,450
	1,250,000	1,250,000	CSC Holdings LLC	(b) (c)	6.63%	10/15/25		1,340,625		1,340,625
	2,325,000	2,325,000	CSC Holdings LLC	(c)	5.50%	4/15/27		2,359,875		2,359,875
	5,830,000	5,830,000	Dish DBS Corp.	(b)	6.75%	6/1/21		6,121,500		6,121,500
	3,665,000	3,665,000	iHeartCommunications, Inc.		9.00%	3/1/21		2,712,100		2,712,100
2,300,000		2,300,000	Lamar Media Corp.	(a)	5.38%	1/15/24	2,380,500			2,380,500
	2,115,000	2,115,000	Lamar Media Corp.		5.75%	2/1/26		2,239,256		2,239,256
2,200,000		2,200,000	Mediacom Broadband LLC/Mediacom Broadband Corp.	(a)	6.38%	4/1/23	2,277,000		(2,277,000)	-
	3,150,000	3,150,000	Sirius XM Radio, Inc.	(c)	5.38%	7/15/26		3,232,688		3,232,688
							16,939,054	22,937,473	(2,277,000)	37,599,527

4

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
			Retail - 2.6%
	3,270,000	3,270,000	Dollar Tree, Inc.		5.75%	3/1/23		3,423,281		3,423,281
	5,445,000	5,445,000	Hanesbrands, Inc.	(b) (c)	4.63%	5/15/24		5,540,288		5,540,288
	1,320,000	1,320,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	(b) (c)	5.00%	6/1/24		1,339,800		1,339,800
	3,300,000	3,300,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	(c)	5.25%	6/1/26		3,374,250		3,374,250
	2,975,000	2,975,000	Murphy Oil USA, Inc.	(b)	6.00%	8/15/23		3,094,000		3,094,000
								16,771,619		16,771,619
			Services - 7.9%
	4,000,000	4,000,000	Advanced Disposal Services, Inc.	(c)	5.63%	11/15/24		4,140,000		4,140,000
	1,500,000	1,500,000	Aramark Services, Inc.	(c)	5.00%	2/1/28		1,533,750		1,533,750
200,000		200,000	Ashtead Capital, Inc.	(d)	5.63%	10/1/24	212,440			212,440
1,000,000		1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	(a)	5.50%	4/1/23	1,011,250			1,011,250
	2,125,000	2,125,000	CoreCivic, Inc.	(b)	5.00%	10/15/22		2,220,625		2,220,625
	1,090,000	1,090,000	GEO (The) Group, Inc.	(b)	5.88%	10/15/24		1,125,425		1,125,425
	2,385,000	2,385,000	GEO (The) Group, Inc.	(b)	6.00%	4/15/26		2,444,625		2,444,625
300,000	1,440,000	1,740,000	H&E Equipment Services, Inc.	(c) (d)	5.63%	9/1/25	312,000	1,497,600		1,809,600
	2,654,000	2,654,000	Herc Rentals, Inc.	(c)	7.50%	6/1/22		2,863,003		2,863,003
	958,000	958,000	Herc Rentals, Inc.	(c)	7.75%	6/1/24		1,054,998		1,054,998
	730,000	730,000	Iron Mountain, Inc.		5.75%	8/15/24		735,475		735,475
	4,199,000	4,199,000	Iron Mountain, Inc.	(c)	4.88%	9/15/27		4,036,289		4,036,289
	1,845,000	1,845,000	Iron Mountain, Inc.	(c)	5.25%	3/15/28		1,803,488		1,803,488
	4,615,000	4,615,000	KAR Auction Services, Inc.	(b) (c)	5.13%	6/1/25		4,684,225		4,684,225
	3,055,000	3,055,000	ServiceMaster (The) Co. LLC	(b) (c)	5.13%	11/15/24		3,070,275		3,070,275
	3,650,000	3,650,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp.	(c)	6.75%	6/1/25		3,732,125		3,732,125
2,500,000		2,500,000	United Rentals North America, Inc.	(a)	5.75%	11/15/24	2,640,625			2,640,625
350,000		350,000	United Rentals North America, Inc.		5.50%	5/15/27	368,375			368,375
	1,400,000	1,400,000	United Rentals North America, Inc.	(b)	5.50%	7/15/25		1,482,250		1,482,250
	2,900,000	2,900,000	United Rentals North America, Inc.	(b)	5.88%	9/15/26		3,117,500		3,117,500
	2,250,000	2,250,000	United Rentals North America, Inc.		4.88%	1/15/28		2,252,813		2,252,813
	2,310,000	2,310,000	Waste Pro USA, Inc.	(c)	5.50%	2/15/26		2,361,975		2,361,975
	1,975,000	1,975,000	Wrangler Buyer Corp.	(c)	6.00%	10/1/25		2,049,063		2,049,063
							4,544,690	46,205,501		50,750,191
			Technology & Electronics - 5.7%
	2,595,000	2,595,000	CDK Global, Inc.	(c)	4.88%	6/1/27		2,606,963		2,606,963
	590,000	590,000	CDW LLC/CDW Finance Corp.		5.50%	12/1/24		639,781		639,781
	145,000	145,000	CDW LLC/CDW Finance Corp.		5.00%	9/1/25		148,081		148,081
	3,700,000	3,700,000	CommScope Technologies LLC	(b) (c)	5.00%	3/15/27		3,695,375		3,695,375
	2,800,000	2,800,000	CommScope, Inc.	(c)	5.00%	6/15/24		2,863,000		2,863,000
	4,166,000	4,166,000	Dell International LLC/EMC Corp.	(b) (c)	8.35%	7/15/46		5,484,495		5,484,495
	4,030,000	4,030,000	First Data Corp.	(c)	7.00%	12/1/23		4,254,189		4,254,189
	2,038,000	2,038,000	First Data Corp.	(c)	5.00%	1/15/24		2,099,140		2,099,140
	2,870,000	2,870,000	Match Group, Inc.	(b)	6.38%	6/1/24		3,113,950		3,113,950

5

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Corporate Bonds & Notes - 87.8%
	4,015,000	4,015,000	NCR Corp.		6.38%	12/15/23		4,225,788		4,225,788
	3,019,000	3,019,000	PTC, Inc.		6.00%	5/15/24		3,207,688		3,207,688
	3,825,000	3,825,000	Qorvo, Inc.	(b)	7.00%	12/1/25		4,150,125		4,150,125
								36,488,574		36,488,574
			Telecommunications - 10.6%
3,300,000		3,300,000	Centurylink, Inc.	(a)	7.65%	3/15/42	2,905,650			2,905,650
	4,260,000	4,260,000	CenturyLink, Inc., Series P		7.60%	9/15/39		3,764,775		3,764,775
2,000,000	4,420,000	6,420,000	CyrusOne LP/CyrusOne Finance Corp.		5.38%	3/15/27	2,085,000	4,607,850		6,692,850
	3,025,000	3,025,000	Equinix, Inc.	(b)	5.88%	1/15/26		3,221,625		3,221,625
	2,500,000	2,500,000	Equinix, Inc.		5.38%	5/15/27		2,631,250		2,631,250
2,200,000	2,990,000	5,190,000	Frontier Communications Corp.	(a) (b)	11.00%	9/15/25	1,729,750	2,350,888		4,080,638
	400,000	400,000	Frontier Communications Corp.		6.25%	9/15/21		329,500		329,500
	1,956,000	1,956,000	Hughes Satellite Systems Corp.		5.25%	8/1/26		1,982,895		1,982,895
3,025,000		3,025,000	Level 3 Financing, Inc.	(a)	5.38%	5/1/25	3,020,462			3,020,462
	3,070,000	3,070,000	Level 3 Financing, Inc.		5.38%	1/15/24		3,062,325		3,062,325
	2,900,000	2,900,000	Level 3 Financing, Inc.		5.25%	3/15/26		2,852,875		2,852,875
	1,850,000	1,850,000	Qualitytech L.P./QTS Finance Corp.	(c)	4.75%	11/15/25		1,873,125		1,873,125
1,250,000		1,250,000	SBA Communications Corp.	(a)	4.88%	7/15/22	1,282,813			1,282,813
1,700,000		1,700,000	SBA Communications Corp.		4.88%	9/1/24	1,695,750			1,695,750
425,000		425,000	Sprint Capital Corp.		6.88%	11/15/28	440,406			440,406
	6,930,000	6,930,000	Sprint Capital Corp.		8.75%	3/15/32		8,212,050		8,212,050
	570,000	570,000	Sprint Communications, Inc.	(b)	9.25%	4/15/22		689,700		689,700
1,875,000		1,875,000	T-Mobile USA, Inc.	(a)	6.63%	4/1/23	1,953,375			1,953,375
	6,295,000	6,295,000	T-Mobile USA, Inc.		6.00%	3/1/23		6,604,399		6,604,399
	2,925,000	2,925,000	T-Mobile USA, Inc.		6.00%	4/15/24		3,116,851		3,116,851
3,294,000		3,294,000	Windstream Services LLC/Windstream Finance Corp.	(a) (d)	6.38%	8/1/23	1,869,345		(1,869,345)	-
3,500,000		3,500,000	Zayo Group LLC/Zayo Capital, Inc.	(a)	6.00%	4/1/23	3,666,250			3,666,250
525,000	3,375,000	3,900,000	Zayo Group LLC/Zayo Capital, Inc.	(c) (d)	5.75%	1/15/27	534,870	3,438,450	(534,870)	3,438,450
							21,183,671	48,738,558	(2,404,215)	67,518,014
			Transportation - 2.7%
	2,000,000	2,000,000	American Airlines Group, Inc.		6.13%	6/1/18		2,024,200		2,024,200
	146,917	146,917	Continental Airlines 2003-ERJ1 Pass Through Trust		7.88%	7/2/18		150,590		150,590
	1,063,819	1,063,819	Continental Airlines 2005-ERJ1 Pass Through Trust	(b)	9.80%	4/1/21		1,143,924		1,143,924
	2,000,000	2,000,000	United Continental Holdings, Inc.		6.00%	12/1/20		2,145,000		2,145,000
	5,324,121	5,324,121	US Airways 2000-3C Pass Through Trust		8.39%	3/1/22		5,843,223		5,843,223
1,625,000		1,625,000	Watco Cos. LLC/Watco Finance Corp.	(a)(f)	6.38%	4/1/23	1,683,906		(1,683,906)	-
	5,775,000	5,775,000	XPO Logistics, Inc.	(b)(c)	6.50%	6/15/22		6,033,431		6,033,431
							1,683,906	17,340,369	(1,683,906)	17,340,369
			Utility - 1.6%
1,675,000		1,675,000	AES Corp.	(a)	4.88%	5/15/23	1,723,575			1,723,575
1,700,000	3,420,000	5,120,000	Calpine Corp.	(a)	5.75%	1/15/25	1,615,000	3,249,000		4,864,000
1,140,000		1,140,000	Dynegy, Inc.		6.75%	11/1/19	1,174,200			1,174,200
2,300,000		2,300,000	Pattern Energy Group, Inc.	(d)	5.88%	2/1/24	2,432,250			2,432,250
							6,945,025	3,249,000		10,194,025
			Total Corporate Bonds				109,315,217	466,038,033	(14,381,902)	560,971,348

6

FHY Principal Value (Local Currency)	FSD Principal Value (Local Currency)	Combined Principal Value (Local Currency)	Description		Stated Coupon	Stated Maturity	FHY Value (US Dollars)	FSD Value (US Dollars)	Pro Forma Adjustments(1) (US Dollars)	Combined Value (US Dollars)
Foreign Corporate Bonds and Notes - 20.8%
			Automotive - 0.1%
	650,000	650,000	Dana Financing Luxembourg Sarl (USD)	(c)	5.75%	4/15/25		684,125		684,125
								684,125		684,125
			Banking - 0.6%
	1,320,000	1,320,000	Barclays PLC (USD)		4.84%	5/9/28		1,354,800		1,354,800
	2,400,000	2,400,000	Royal Bank of Scotland Group PLC (USD)		5.13%	5/28/24		2,511,051		2,511,051
								3,865,852		3,865,852
			Basic Industry - 6.6%
700,000		700,000	Alcoa Nederland Holding B.V. (USD)	(d)	7.00%	9/30/26	779,450			779,450
	7,652,000	7,652,000	ArcelorMittal (USD)	(b)	7.50%	10/15/39		9,909,340		9,909,340
	1,700,000	1,700,000	Cemex SAB de CV (USD)	(c)	7.75%	4/16/26		1,929,500		1,929,500
	2,345,000	2,345,000	FMG Resources (August 2006) Pty Ltd. (USD)	(c)	9.75%	3/1/22		2,588,997		2,588,997
	3,340,000	3,340,000	FMG Resources (August 2006) Pty Ltd. (USD)	(c)	5.13%	5/15/24		3,394,275		3,394,275
3,100,000		3,100,000	Hudbay Minerals, Inc. (USD)	(d)	7.63%	1/15/25	3,425,500		(3,425,500)	-
3,000,000		3,000,000	INEOS Group Holdings S.A. (USD)	(d)	5.63%	8/1/24	3,086,250			3,086,250
	1,900,000	1,900,000	James Hardie International Finance DAC (USD)	(c)	5.00%	1/15/28		1,928,500		1,928,500
250,000		250,000	Kinross Gold Corp. (USD)		5.95%	3/15/24	275,970			275,970
200,000		200,000	Kinross Gold Corp. (USD)	(d)	4.50%	7/15/27	202,500			202,500
	2,825,000	2,825,000	MMC Norilsk Nickel OJSC via MMC Finance DAC (USD)	(c)	6.63%	10/14/22		3,154,536		3,154,536
	1,625,000	1,625,000	SPCM S.A. (USD)	(c)	4.88%	9/15/25		1,633,125		1,633,125
	4,200,000	4,200,000	Stora Enso OYJ (USD)	(b) (c)	7.25%	4/15/36		5,229,000		5,229,000
	2,505,000	2,505,000	Teck Resources Ltd. (USD)		6.00%	8/15/40		2,796,206		2,796,206
	1,795,000	1,795,000	Teck Resources Ltd. (USD)		6.25%	7/15/41		2,088,931		2,088,931
	2,975,000	2,975,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (USD)	(c)	5.38%	9/1/25		3,055,920		3,055,920
							7,769,670	37,708,331	(3,425,500)	42,052,501
			Capital Goods - 1.6%
	5,100,000	5,100,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD)	(b) (c)	7.25%	5/15/24		5,500,095		5,500,095
	535,000	535,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD)	(c)	6.00%	2/15/25		553,725		553,725
	3,288,000	3,288,000	Bombardier, Inc. (USD)	(c)	6.00%	10/15/22		3,337,320		3,337,320
	890,000	890,000	Bombardier, Inc. (USD)	(c)	6.13%	1/15/23		894,450		894,450
								10,285,590		10,285,590
			Consumer Goods - 0.5%
	2,925,000	2,925,000	Minerva Luxembourg S.A. (USD)	(c)	6.50%	9/20/26		2,957,029		2,957,029
								2,957,029		2,957,029
			Energy - 2.1%
	2,350,000	2,350,000	Gazprom OAO Via Gaz Capital S.A. (USD)	(b) (c)	8.63%	4/28/34		3,252,518		3,252,518
1,800,000		1,800,000	LBC Tank Terminals Holding Netherlands BV (USD)	(f)	6.88%	5/15/23	1,881,000		(1,881,000)	-
3,275,000		3,275,000	MEG Energy Corp. (USD)	(d)	6.50%	1/15/25	3,213,594		(3,213,594)	-
	4,350,000	4,350,000	Petrobras Global Finance B.V. (USD)	(b)	6.88%	1/20/40		4,488,156		4,488,156
	2,120,000	2,120,000	Petrobras Global Finance B.V. (USD)		7.25%	3/17/44		2,258,860		2,258,860
12,000		12,000	Puma International Financing S.A. (USD)	(f)	6.75%	2/1/21	12,224			12,224
800,000		800,000	Puma International Financing S.A. (USD)	(f)	5.13%	10/6/24	816,490		(816,490)	-

7

FHY Principal Value (Local Currency)	FSD Principal Value (Local Currency)	Combined Principal Value (Local Currency)	Description		Stated Coupon	Stated Maturity	FHY Value (US Dollars)	FSD Value (US Dollars)	Pro Forma Adjustments(1) (US Dollars)	Combined Value (US Dollars)
Foreign Corporate Bonds and Notes - 20.8%
1,500,000		1,500,000	Trinidad Driilling Ltd. (USD)	(f)	6.63%	2/15/25	1,477,500		(1,477,500)	-
	3,350,000	3,350,000	Weatherford International Ltd. (USD)		4.50%	4/15/22		3,182,500		3,182,500
							7,400,808	13,182,034	(7,388,584)	13,194,258
			Healthcare - 2.3%
	2,275,000	2,275,000	Endo Dac./Endo Finance LLC/Endo Finco, Inc. (USD)	(b) (c)	6.00%	2/1/25		1,721,902		1,721,902
	3,625,000	3,625,000	Valeant Pharmaceuticals International, Inc. (USD)	(b) (c)	7.50%	7/15/21		3,647,656		3,647,656
	5,319,000	5,319,000	Valeant Pharmaceuticals International, Inc. (USD)	(b) (c)	5.88%	5/15/23		4,818,748		4,818,748
	3,724,000	3,724,000	Valeant Pharmaceuticals International, Inc. (USD)	(b) (c)	6.13%	4/15/25		3,347,690		3,347,690
	1,320,000	1,320,000	Valeant Pharmaceuticals International, Inc. (USD)	(c)	9.00%	12/15/25		1,359,191		1,359,191
								14,895,187		14,895,187
			Insurance - 0.8%
	1,800,000	1,800,000	Aviva PLC (USD)	(g)	6.13%	11/14/36		3,093,337		3,093,337
	2,220,000	2,220,000	Oil Insurance Ltd., 3 mo. LIBOR + 2.98% (USD)	(c) (h)	4.67%	(i)		2,158,950		2,158,950
								5,252,287		5,252,287
			Leisure - 1.0%
	3,205,000	3,205,000	Royal Caribbean Cruises Ltd. (USD)	(b)	7.50%	10/15/27		4,037,447		4,037,447
	2,360,000	2,360,000	Wynn Macau Ltd. (USD)	(c)	4.88%	10/1/24		2,342,300		2,342,300
								6,379,747		6,379,747
			Media - 1.3%
	3,695,000	3,695,000	UPCB Finance IV Ltd. (USD)	(c)	4.38%	1/15/25		3,778,138		3,778,138
	2,800,000	2,800,000	Virgin Media Finance PLC (USD)		6.38%	10/15/24		4,268,778		4,268,778
								8,046,915		8,046,915
			Retail - 0.4%
	2,720,000	2,720,000	1011778 BC ULC/New Red Finance, Inc. (USD)	(b) (c)	4.25%	5/15/24		2,679,200		2,679,200
								2,679,200		2,679,200
			Services - 1.0%
	2,040,000	2,040,000	GFL Environmental, Inc. (USD)	(c)	5.63%	5/1/22		2,121,600		2,121,600
	3,940,000	3,940,000	Ritchie Bros. Auctioneers, Inc. (USD)	(b) (c)	5.38%	1/15/25		4,058,200		4,058,200
								6,179,800		6,179,800
			Technology & Electronics - 0.9%
	2,500,000	2,500,000	NXP B.V./NXP Funding LLC (USD)	(c)	4.63%	6/1/23		2,613,250		2,613,250
	3,060,000	3,060,000	Sensata Technologies UK Financing Co., PLC (USD)	(b) (c)	6.25%	2/15/26		3,304,800		3,304,800
								5,918,050		5,918,050
			Telecommunications - 1.6%
	4,280,000	4,280,000	Telecom Italia Capital S.A. (USD)	(b)	7.72%	6/4/38		5,594,816		5,594,816
	4,850,000	4,850,000	VEON Holdings B.V. (USD)	(b) (c)	4.95%	6/16/24		4,881,525		4,881,525
								10,476,341		10,476,341
			Transportation - 0.0%
775,000		775,000	Dynagas LNG Partners LP/Dynagas Finance, Inc. (USD)	(a) (e)	6.25%	10/30/19	788,562		(788,562)	-
2,000,000		2,000,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (USD)	(a)	6.00%	7/30/19	2,005,000		(2,005,000)	-
							2,793,562		(2,793,562)	-
			Total Foreign Corporate Bonds				17,964,040	128,510,486	(13,607,646)	132,866,880

8

FHY Par Amount (Local Currency)	FSD Par Amount (Local Currency)	Combined Par Amount (Local Currency)	Description		Stated Rate	Stated Maturity	FHY Value (US Dollars)	FSD Value (US Dollars)	Pro Forma Adjustments(1) (US Dollars)	Combined Value (US Dollars)
Capital Preferred Securities - 6.5%
			Automotive - 0.6%
	3,935,000	3,935,000	General Motors Financial Co., Inc., Series A (USD)	(g)	5.75%	(i)		4,072,725		4,072,725
			Banking - 3.4%
	5,155,000	5,155,000	Bank of America Corp., Series DD (USD)	(b) (g)	6.30%	(i)		5,786,488		5,786,488
	2,475,000	2,475,000	Citigroup, Inc., Series M (USD)	(g)	6.30%	(i)		2,623,500		2,623,500
	2,775,000	2,775,000	Dresdner Funding Trust I (USD)	(b) (c)	8.15%	6/30/31		3,739,313		3,739,313
	4,370,000	4,370,000	Goldman Sachs Group (The), Inc., Series P (USD)	(g)	5.00%	(i)		4,296,234		4,296,234
	2,400,000	2,400,000	HBOS Capital Funding L.P. (GBP)	(g)	6.46%	(i)		3,543,007		3,543,007
	1,450,000	1,450,000	RBS Capital Trust II (USD)	(g)	6.43%	(i)		1,826,275		1,826,275
								21,814,817		21,814,817
			Capital Goods - 0.5%
	3,210,000	3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD)	(c) (h)	3.15%	2/15/42		2,889,000		2,889,000
			Insurance - 2.0%
	2,700,000	2,700,000	Chubb (The) Corp., 3 Mo. LIBOR + 2.25% (USD)	(h)	3.97%	4/15/37		2,696,625		2,696,625
	6,950,000	6,950,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (USD)	(b) (c) (h)	3.54%	2/12/47		6,810,305		6,810,305
	3,500,000	3,500,000	Lincoln National Corp., 3 MO. LIBOR + 2.36% (USD)	(b) (h)	3.78%	5/17/66		3,373,125		3,373,125
								12,880,055		12,880,055
			Total Capital Preferred Securities					41,656,597		41,656,597

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Mortgage-Backed Securities - 0.8%
			Collateralized Mortgage Obligations - 0.2%
$104,243		$104,243	Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-21, Class A8		5.75%	2/1/37	93,202		(93,202)	-
	17,624	17,624	Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S, 1 Mo. LIBOR + 0.11%	(h)	1.66%	2/25/47		17,672		17,672
2,561,968		2,561,968	Nomura Resecuritization Trust Series 2014-1R, Class 2A11, 1 Mo. LIBOR + 0.13%	(d) (j)	2.24%	2/26/37	1,959,418		(1,959,418)	-
26,622		26,622	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48%	(k)	30.11%	6/25/37	45,537		(45,537)	-
	1,295,994	1,295,994	Wells Fargo Mortgage Backed Securities Series 2006-AR7 Trust, Class 2A4	(l)	3.34%	5/25/36		1,321,489		1,321,489
254,443		254,443	Wells Fargo Mortgage Backed Securities Trust Series 2006-8, Class A15		6.00%	7/1/36	256,820		(256,820)	-
							2,354,977	1,339,161	(2,354,977)	1,339,161
			Commercial Mortgage-Backed Securities - 0.6%
	31,990	31,990	Carrington Mortgage Loan Trust Series 2006-NC4, Class A5, 1 Mo. LIBOR + 0.06%	(h)	1.61%	10/25/36		32,042		32,042
	7,877,017	7,877,017	Securitized Asset Backed Receivables LLC Trust Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08%	(h)	1.63%	8/25/36		3,490,852		3,490,852
								3,522,893		3,522,893
9

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
			Total Mortgage-Backed Securities				2,354,977	4,862,055	(2,354,977)	4,862,055
Asset-Backed Securities - 0.1%
2,300,000		2,300,000	BankAmerica Manufactured Housing Contract Trust II Series 1997-1, Class B1		6.94%	6/10/21	2,460,506		(2,460,506)	-
	616,606	616,606	Keycorp Student Loan Trust Series 2000-A, Class A2, 3 Mo. LIBOR + 0.32%	(h)	1.64%	5/25/29		613,689		613,689
			Total Asset-Backed Securities				2,460,506	613,689	(2,460,506)	613,689
Structure Notes - 0.0%
5,750,000		5,750,000	Preferred Term Securities XXV, Ltd.	(f) (m) (n) (o)		6/22/37	-			-
2,500,000		2,500,000	Preferred Term Securities XXVI, Ltd.	(f) (m) (n) (o)		9/22/37	-			-
			Total Structure Notes				-			-

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description	Rate(p)	Stated Maturity(q)	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
Senior Floating-Rate Loan Interests - 1.0%
			Health Care - 0.9%
	$6,089,150	$6,089,150	Ortho-Clinical Term Loan B3, 3 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	6/30/21		6,140,542		6,140,542

FHY Shares	FSD Shares	Combined Shares	Description		FHY Value	FSD Value	Pro Forma Adjustments (1)	Combined Value
Common Stocks - 0.0%
			Energy - 0.0%
7		7	Thunderbird Resources Equity, Inc.	(e) (m) (n) (r)	264,425			264,425
			Utility - 0.0%
13,918		13,918	Vistra Energy Corp.		271,401			271,401
			Total Common Stocks		535,826			535,826
Rights - 0.0%
			Utility - 0.0%
13,918		13,918	Vistra Energy Corp.	(r)	10,522			10,522
22,783		22,783	Vistra Energy Corp. Claim	(m) (n) (r)	-			-
			Total Rights		10,522	-		10,522
Preferred Securities - 0.0%
4,000,000		4,000,000	Soloso CDO, Ltd.	(f) (m) (n) (r)	-			-
			Total Investments - 122.0%
			(Cost $721,761,428) (s)		132,641,088	647,821,402	(32,805,031)	747,657,459

10

FHY Principal Value	FSD Principal Value	Combined Principal Value	Description		Stated Coupon	Stated Maturity	FHY Value	FSD Value	Pro Forma Adjustments(1)	Combined Value
U.S. Government Bonds Sold Short - (15.0)%
	$(101,950,000)	$(101,950,000)	United States Treasury Note		1.38%	9/30/23		(95,466,662)		(95,466,662)
Corporate Bonds Sold Short - (1.5)%
			Energy - (0.7)%
	(2,400,000)	(2,400,000)	Noble Energy, Inc.		4.15%	12/15/21		(2,490,539)		(2,490,539)
	(2,100,000)	(2,100,000)	Noble Energy, Inc.		3.90%	11/15/24		(2,149,966)		(2,149,966)
								(4,640,505)		(4,640,505)
			Media - (0.8)%
	(5,145,000)	(5,145,000)	Netflix, Inc.		4.38%	11/15/26		(5,053,368)		(5,053,368)
			Total Corporate Bonds Sold Short					(9,693,873)		(9,693,873)
Foreign Corporate Bonds Sold Short - (1.0)%
			Media - (1.0)%
	(6,500,000)	(6,500,000)	SFR Group S.A.	(c)	7.38%	5/1/26		(6,426,875)		(6,426,875)
			Total Investments Sold Short					(111,587,410)		(111,587,410)
			(Proceeds $114,484,072)
			Outstanding Loan – (3.1%)				(36,850,000)	(19,845,562)	36,850,000	(19,845,562)
			Net Other Assets and Liabilities - 3.6%				4,952,221	22,351,777	(4,418,104)	22,885,894
			Net Assets - 100.0%				$100,743,309	$538,740,207	$(373,135)	$639,110,381

____________________

(a)	All or a portion of this security serves as collateral on the outstanding loan in First Trust Strategic High Income Fund II (FHY).
(b)	This security or a portion of this security is segregated as collateral for investments sold short in First Trust High Income Long/Short Fund (FSD).
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by FSD’s Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, FSD’s sub-adviser. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At January 31, 2018, securities noted as such amounted to $316,263,107 of total investments and ($6,426,875) of total investments sold short, or 58.7% and (1.2%) of FSD’s net assets, respectively.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by FHY’s Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. (“Brookfield”), FHY’s sub-adviser. Although market instability can result in market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2018, securities noted as such amounted to $27,761,442 or 27.6% of FHY’s net assets.
(e)	Pursuant to procedures adopted by FHY’s Board of Trustees, this security has been determined to be illiquid by Brookfield.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at January 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(h)	Floating or variable rate security.
(i)	Perpetual maturity.
(j)	Floating rate security.
(k)	Inverse floating rate instrument.
(l)	Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(m)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by FHY’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2018, securities noted as such are valued at $264,425 or 0.3% of FHY’s net assets.
(n)	This security’s value was determined using significant unobservable inputs.
11

(o)	Zero coupon security.
(p)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, FSD holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(q)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(r)	Non-income producing security.
(s)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $37,244,709 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,401,086. The net unrealized appreciation was $28,843,623. The amounts presented are inclusive of investments sold short and derivative contracts.

12

Pro Forma
Statement of Assets and Liabilities
January 31, 2018 (Unaudited)

	FSD Acquiring Fund	FHY Target Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS:
Investments, at value
(Cost $623,336,692, $131,901,490 and $721,761,428)	$647,821,402	$132,641,088	($32,805,031)	$747,657,459	(1)
Cash	17,998,334	4,056,812	(4,044,969)	18,010,177	(1)
Foreign currency (Cost $112,590)	119,350	-	-	119,350
Unrealized appreciation on forward foreign currency contracts	50,930	-	-	50,930
Interest receivables	9,454,949	2,066,342	-	11,521,291
Prepaid expenses	3,971	220	-	4,191
Total Assets	675,448,936	138,764,462	(36,850,000)	777,363,398

LIABILITIES:
Outstanding loan	-	36,850,000	(36,850,000)	-	(1)
Investments sold short, at value (proceeds $114,484,072)	111,587,410			111,587,410
Borrowings	19,845,562			19,845,562
Due to broker	734,462	-		734,462
Payables:
Investment securities purchased	3,372,781	879,737	-	4,252,518
Interest on investments sold short	579,307	-	-	579,307
Investment advisory fees	458,300	105,362	-	563,662
Audit and tax fees	19,851	28,126	-	47,977
Interest and fees on loan	-	100,822	-	100,822
Administrative fees	38,532	14,373	-	52,905
Printing fees	37,676	22,565	-	60,241
Trustees' fees and expenses	1,574	1,503	-	3,077
Transfer agent fees	4,501	6,517	-	11,018
Custodian fees	21,614	5,001	-	26,615
Legal fees	5,652	570	-	6,222
Financial reporting fees	771	771	-	1,542
Other liabilities	736	5,806	-	6,542
Reorganization Costs	-	-	373,135	373,135	(2)
Total Liabilities	136,708,729	38,021,153	(36,476,865)	138,253,017
NET ASSETS	$538,740,207	$100,743,309	($373,135)	$639,110,381

NET ASSETS consist of:
Paid-in capital	$567,524,206	$158,497,017	($359,225)	$725,661,998
Par value	299,472	69,702	(13,910)	355,264	(2)
Accumulated net investment income (loss)	(3,432,195)	2,355,078		(1,077,117)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, foreign currency transactions, futures, and investments sold short	(53,097,498)	(60,918,086)	(671,722)	(114,687,306)	(1)

13

	FSD Acquiring Fund	FHY Target Fund	Pro Forma Adjustments	Pro Forma Combined
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency translation, and investments sold short	27,446,222	739,598	671,722	28,857,542	(1)
NET ASSETS	$538,740,207	$100,743,309	($373,135)	$639,110,381
Net Asset Value, per Common Share	$17.99	$14.45		$17.99
Shares Outstanding	29,947,157	6,970,226	(1,391,006)	35,526,377	(3)

____________________

(1)	Reflects the deleveraging of FHY prior to the merger date, which includes the sale of securities in order to repay the outstanding loan with the proceeds of such sales and cash on hand.
(2)	A non-recurring cost associated with this transaction of approximately $375,135 will be incurred. Approximately $373,135 or approximately $0.05 per share, will be borne by the common shareholders of FHY.
(3)	Reflects the issuance of 5,579,220 shares of FSD in exchange for the assets and liabilities of FHY.

14

Pro Forma
Statement of Operations
For the Twelve Months Ended January 31, 2018 (Unaudited)

	FSD Acquiring Fund	FHY Target Fund	Pro Forma Adjustments	Pro Forma Combined
INVESTMENT INCOME:
Dividends	$43,236,536	$9,075,376		$52,311,912
Interest	-	15,291		15,291
Other	50,395	22,054		72,449
Total investment income	43,286,931	9,112,721		52,399,652
EXPENSES:
Investment advisory fees	5,854,656	1,390,615	(312,207)	6,933,064	(1)
Margin interest expense	2,128,295	-	391,874	2,520,169	(2)
Interest expense on investments sold short	1,694,497	-	311,932	2,006,429	(2)
Interest and fees on loan	-	1,123,051	(1,123,051)	-	(3)
Administrative fees	320,369	91,898	(40,332)	371,935
Offering costs	224,000	142,300		366,300
Legal fees	204,267	4,644		208,911
Printing fees	108,905	64,478	(41,541)	131,842	(4)
Custodian fees	84,319	22,257		106,576
Audit and tax fees	58,358	71,357	(71,357)	58,358	(4)
Transfer agent fees	23,697	35,179	(35,179)	23,697	(4)
Trustees' fees and expenses	17,137	16,484	(14,484)	19,137	(4)
Financial reporting fees	9,251	9,252	(9,252)	9,251	(4)
Other	46,738	73,194	(73,194)	46,738	(4)
Total expenses	10,774,489	3,044,709	(1,408,390)	12,802,405
NET INVESTMENT INCOME (LOSS)	32,512,442	6,068,012	1,408,390	39,597,247
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,996,875	4,704,510	(671,722)	17,029,663	(5)
Forward foreign currency contracts	(2,399,898)	-		(2,399,898)
Foreign currency transactions	125,710	-		125,710
Short sales	222,586	-		222,586
Swap contracts	134,408	-		134,408
Net realized gain (loss)	11,079,681	4,704,510	(671,722)	15,112,469
Net change in unrealized appreciation (depreciation) on:
Investments	(147,168)	(781,037)	671,722	(256,483)	(5)
Forward foreign currency contracts	124,312	-		124,312
Foreign currency translation	36,161	-		36,161
Short positions	1,205,101	-		1,205,101

15

	FSD Acquiring Fund	FHY Target Fund	Pro Forma Adjustments	Pro Forma Combined
Net change in unrealized appreciation (depreciation)	1,218,406	(781,037)	671,722	1,109,091
NET REALIZED AND UNREALIZED GAIN (LOSS)	12,298,087	3,923,473	0	16,221,560
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,810,529	$9,991,485	$1,408,390	$55,818,807

____________________

(1)	Reflects the reduction in management fees as a result of FHY deleveraging prior to the merger. FHY’s management fee is 0.90% on average managed assets while FSD’s and the Pro Forma Combined’s management fee is 1.00% on average managed assets.
(2)	Reflects the increase in short sale transactions due to the increase in assets in the Pro Forma Combined fund.
(3)	Reflects the deleveraging of FHY prior to the merger and the elimination of the associated interest and fees on the outstanding loan.
(4)	Reflects the reduction in operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.
(5)	Reflects the deleveraging of FHY prior to the merger, which includes the sale of certain securities in order to repay the outstanding loan with the proceeds from such sales.

16

Notes to Pro Forma Financial Statements
First Trust Strategic High Income Fund II (FHY) into First Trust High Income Long/Short Fund (FSD)
January 31, 2018 (Unaudited)

1. Fund Description

The Acquiring Fund, First Trust High Income Long/Short Fund (the “Acquiring Fund”), is a closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund trades under the ticker symbol FSD on the New York Stock Exchange (“NYSE”).

The Acquiring Fund’s primary investment objective is to provide current income. The Acquiring Fund’s secondary objective is capital appreciation. The Acquiring Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)1, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Acquiring Fund intends to maintain both long and short positions in securities under normal market conditions. The Acquiring Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Acquiring Fund’s benchmark, the ICE BofAML US High Yield Constrained Index formerly BofA Merrill Lynch US High Yield Constrained Index (the “Index”). The Acquiring Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Acquiring Fund’s long positions, either directly or through derivatives, may total up to 130% of the Acquiring Fund’s Managed Assets. The Acquiring Fund’s short positions, either directly or through derivatives, may total up to 30% of the Acquiring Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Acquiring Fund (which includes the principal amount of any borrowings), minus the sum of the Acquiring Fund’s liabilities. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund may not be appropriate for all investors.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Strategic High Income Fund II (the “Target Fund”) by the Acquiring Fund as if such acquisition had taken place as of January 31, 2018.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the 12 months ended January 31, 2018. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual report dated October 31, 2017.

1

3. Significant Accounting Policies

The Acquiring Fund, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Acquiring Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Acquiring Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Acquiring Fund), by the total number of shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

1 The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

2

Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

The Senior Loans held in the Acquiring Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Acquiring Fund's Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3

3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;

10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar securities in active markets.
o	Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Acquiring Fund’s investments as of January 31, 2018, is included with the Acquiring Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At January 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

4

C. Unfunded Loan Commitments

The Acquiring Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Acquiring Fund is obligated to fund these loan commitments at the borrower’s discretion. The Acquiring Fund did not have any unfunded delayed draw loan commitments as of January 31, 2018.

D. Forward Foreign Currency Contracts

The Acquiring Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Acquiring Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Acquiring Fund’s foreign currency exposure. These contracts are valued daily, and the Acquiring Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation/(depreciation) on forward foreign currency contracts” on the Pro Forma Statement of Assets and Liabilities. When the forward contract is closed, the Acquiring Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Acquiring Fund's basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Pro Forma Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Acquiring Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Pro Forma Portfolio of Investments. In the event of default by the Counterparty, the Acquiring Fund will provide notice to the Counterparty of the Acquiring Fund’s intent to convert the currency held by the Acquiring Fund into the currency that the Counterparty agreed to exchange with the Acquiring Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Acquiring Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. Foreign Currency

The books and records of the Acquiring Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Pro Forma Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Pro Forma Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Pro Forma Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Pro Forma Statement of Operations.

5

F. Short Sales

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Acquiring Fund, but are not currently owned in the Acquiring Fund’s portfolio. When the Acquiring Fund engages in a short sale, the Acquiring Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Acquiring Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Acquiring Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Acquiring Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Acquiring Fund’s portfolio. The Acquiring Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Acquiring Fund.

The Acquiring Fund has established an account with Pershing, LLC (“Pershing”) for the purpose of purchasing or borrowing securities on margin. At January 31, 2018, the Fund had $19,845,562 in borrowings associated with investments sold short as shown in “Borrowings” on the Pro Forma Statement of Assets and Liabilities and $111,587,410 of investments sold short as shown in “Investments sold short, at value” on the Pro Forma Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. For the twelve months ended January 31, 2018, margin interest expense was $2,520,169, as shown on the Pro Forma Statement of Operations.

D. Dividends and Distributions to Shareholders

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Acquiring Fund’s assets. Distributions of any net long-term capital gains earned by the Acquiring Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Acquiring Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

E. Income Taxes

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Acquiring Fund may be subject to an excise tax of 4% of the amount by which 98% of the Acquiring Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2017, the Acquiring Fund had post-enactment net capital losses for federal income tax purposes of $57,233,467 to be carried forward indefinitely.

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Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Acquiring Fund did not incurred any net ordinary losses.

The Acquiring Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Acquiring Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of January 31, 2018, management has evaluated the application of these standards to the Acquiring Fund and has determined that no provision for income tax is required in the Acquiring Fund’s pro forma financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2015, the Acquiring Fund had net capital losses for federal income tax purposes of $41,359, which may be carried forward indefinitely. At October 31, 2017, the Target Fund had a capital loss carryforward for federal income tax purposes of $50,349,010, with $15,342,938 and $7,053,888 expiring on October 31, 2018 and 2019, respectively, and $27,952,184 with no expiration. The plan of reorganization is expected to occur on or before October 31, 2018. To the extent the reorganization occurs on or before October 31, 2018, the expiration dates associated with the Target Fund’s capital loss carryforward will be accelerated. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards. The capital loss carryforwards brought forth from the Target Fund will be subject to limitation.

4. Reorganization Costs

The Acquiring Fund and Target Fund are expected to incur approximately $373,135 in reorganization costs, which will be allocated to the Target Fund. These costs represent the estimated non-recurring expense of the funds carrying out their obligations under the Reorganization and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations.

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PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

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ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	Declaration of Trust of the Registrant. (1)
(2)	By-Laws of the Registrant. (2)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Merger (included in the Proxy Statement/Prospectus as Exhibit A thereto). (4)
(5)	Not applicable.
(6)	Form of Investment Management Agreement (3)
(7)	Form of Underwriting Agreement (3)
(8)	Not applicable.
(9)	Form of Custody Agreement (3)
(10)	Not applicable.
(11)	Opinion and Consent of Morgan, Lewis and Bockius LLP dated March 19, 2018. (4)
(12)	Form of Opinion and Consent of Chapman and Cutler LLP regarding tax matters dated [_________], 2018. (4)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm of First Trust Strategic High Income Fund II. (4)
(b) Consent of Independent Registered Public Accounting Firm of First Trust High Income Long/Short Fund. (4)
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (4)
(17)	(a) Form of Proxy Card for First Trust High Income Fund II (included in the Proxy Statement/Prospectus).

_______________

(1)	Filed on July 16, 2010 as Exhibit 2(a) to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
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(2)	Filed on August 27, 2010 in Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
(3)	Filed on September 27, 2010 in Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
(4)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 20th day of March, 2018.

First Trust High Income Long/Short Fund

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		March 20, 2018

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		March 20, 2018

)
James A. Bowen	Trustee )
)
)
Richard E. Erickson*	Trustee )
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee )		W. Scott Jardine
	)		Attorney-In-Fact
	)		March 20, 2018
Robert F. Keith*	Trustee )
)
)
Niel B. Nielson*	Trustee )
)

*	Original powers of attorney authorizing W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.
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EXHIBIT INDEX

(1)	Declaration of Trust of the Registrant. (1)
(2)	By-Laws of the Registrant. (2)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Merger (included in the Proxy Statement/Prospectus as Exhibit A thereto). (4)
(5)	Not applicable.
(6)	Form of Investment Management Agreement (3)
(7)	Form of Underwriting Agreement (3)
(8)	Not applicable.
(9)	Form of Custody Agreement (3)
(10)	Not applicable.
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated March 19, 2018. (4)
(12)	Form of Opinion and Consent of Chapman and Cutler LLP regarding tax matters dated [_________] 2018. (4)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm of First Trust Strategic High Income Fund II. (4)
(b) Consent of Independent Registered Public Accounting Firm of First Trust High Income Long/Short Fund. (4)
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (4)
(17)	(a) Form of Proxy Card for First Trust High Income Fund II (included in the Proxy Statement/Prospectus) (4).

_______________

(1)	Filed on July 16, 2010 as Exhibit 2(a) to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
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(2)	Filed on August 27, 2010 in Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
(3)	Filed on September 27, 2010 in Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-168186) and incorporated herein by reference.
(4)	Filed herewith.

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